                                                                                                                        Exhibit 4.3

                                               GMACM HOME EQUITY LOAN TRUST 2007-HE3,

                                                              Issuer,

                                                               and

                                             THE BANK OF NEW YORK TRUST COMPANY, N.A.,

                                                       Indenture Trustee

                                                   ________________________

                                                          INDENTURE

                                                  ________________________

                                                Dated as of October 26, 2007

                                          GMACM HOME EQUITY LOAN-BACKED TERM NOTES

                                                     TABLE OF CONTENTS

                                                                                                              Page

ARTICLE I Definitions 2

ARTICLE III Covenants 8

         Section 4.02          Registration of and Limitations on Transfer and Exchange of

         Section 5.03          Collection of Indebtedness and Suits for Enforcement by

         Section 5.07          Unconditional Rights of Noteholders to Receive Principal and

         Section 6.10          Appointment of Co-Indenture Trustee or Separate Indenture

         Section 7.01          Issuer to Furnish Indenture Trustee Names and Addresses of

         Section 11.02         Servicer, REMIC Administrator and Indenture Trustee
                               Indemnification..................................................................67
         Section 11.03         Designation of REMIC(s)..........................................................67

EXHIBITS
Exhibit A       -        Form of Class A Notes
Exhibit B       -        Form of Class M Notes
Appendix A      -        Definitions

                                 RECONCILIATION AND TIE BETWEEN TRUST INDENTURE
                                      ACT OF 1939 AND INDENTURE PROVISIONS*

         Trust Indenture
         Act Section                                                                Indenture Section
         310(a)(1)...............................................................................6.11
         (a)(2)..................................................................................6.11
         (a)(3)..................................................................................6.10
         (a)(4)........................................................................Not Applicable
         (a)(5)..................................................................................6.11
         (b)...............................................................................6.08, 6.11
         (c)...........................................................................Not Applicable
         311(a)..................................................................................6.12
         (b).....................................................................................6.12
         (c)...........................................................................Not Applicable
         312(a).........................................................................7.01, 7.02(a)
         (b)..................................................................................7.02(b)
         (c)..................................................................................7.02(c)
         313(a)..................................................................................7.04
         (b).....................................................................................7.04
         (c).......................................................................7.03(a)(iii), 7.04
         (d).....................................................................................7.04
         314(a).........................................................................3.10, 7.03(a)
         (b).....................................................................................3.07
         (c)(1).....................................................................8.05(c), 10.01(a)
         (c)(2).....................................................................8.05(c), 10.01(a)
         (c)(3).......................................................................Not Applicable
         (d)(1).....................................................................8.05(c), 10.01(b)
         (d)(2).....................................................................8.05(c), 10.01(b)
         (d)(3).....................................................................8.05(c), 10.01(b)
         (e).................................................................................10.01(a)
         315(a)...............................................................................6.01(b)
         (b).....................................................................................6.05
         (c)..................................................................................6.01(a)
         (d)..................................................................................6.01(c)
         (d)(1)...............................................................................6.01(c)
         (d)(2)...............................................................................6.01(c)
         (d)(3)...............................................................................6.01(c)
         (e).....................................................................................5.13
         316(a)(1)(A)............................................................................5.11
         316(a)(1)(B)............................................................................5.12
         316(a)(2).....................................................................Not Applicable
         316(b)..................................................................................5.07
         317(a)(1)...............................................................................5.04
         317(a)(2)............................................................................5.03(d)
         317(b)...............................................................................3.03(a)
         318(a).................................................................................10.07

____________________________
*This reconciliation and tie shall not, for any purpose, be deemed to be part of the within indenture.

         This  Indenture,  dated as of October  26,  2007,  is between  GMACM  Home  Equity  Loan Trust
2007-HE3,  a  Delaware  statutory  trust,  as issuer  (the  "Issuer"),  and The Bank of New York  Trust
Company, N.A., as indenture trustee (the "Indenture Trustee").

                                              WITNESSETH:

         Each party  hereto  agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Noteholders of the Issuer's Series 2007-HE3 GMACM Home Equity  Loan-Backed  Term
Notes (the "Notes").

                                           GRANTING CLAUSE:

         The Issuer  hereby  Grants to the  Indenture  Trustee on the Closing  Date, as trustee for the benefit of the  Noteholders,  all of the Issuer's  right,  title and  interest in and to all  accounts, chattel paper, general  intangibles,  contract rights,  payment  intangibles,  certificates of deposit, deposit accounts,  instruments,  documents,  letters of credit,  money,  advices of credit,  investment property,  goods and other property  consisting of, arising under or related to whether now existing or hereafter  created in any of the  following:  (a) the Mortgage  Loans,  and all monies due or to become due  thereunder;  (b) the  Custodial  Account and Note Payment  Account,  , and all funds on deposit or credited  thereto  from time to time;  (c) all hazard  insurance  policies;  (d) all present and future claims,  demands,  causes  and  choses in  action in  respect  of any or all of the  foregoing  and all payments on or under,  and all proceeds of every kind and nature  whatsoever  in respect of, any or all of the  foregoing  and all payments on or under,  and all proceeds of every kind and nature  whatsoever in the conversion  thereof,  voluntary or  involuntary,  into cash or other liquid  property,  all cash proceeds, accounts, accounts receivable,  notes, drafts, acceptances,  checks, deposit accounts, rights to payment of any and every kind,  and other forms of  obligations  and  receivables,  instruments  and other  property  which at any time  constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the "Trust Estate" or the "Collateral").

         The  foregoing  Grant is made in trust to secure the payment of  principal of and interest on, and any other amounts owing in respect of, the Notes,  equally and ratably without prejudice,  priority or distinction,  and to secure  compliance  with the provisions of this  Indenture,  all as provided in this Indenture.

         The  Indenture  Trustee,  as trustee on behalf of the  Noteholders,  acknowledges  such Grant, accepts the trust under this Indenture in accordance  with the provisions  hereof and agrees to perform its duties as Indenture Trustee as required herein.

                                               ARTICLE I

                                              Definitions

         Section 1.01      Definitions.  For  all  purposes  of this  Indenture,  except  as  otherwise expressly  provided herein or unless the context  otherwise  requires,  capitalized terms not otherwise defined herein shall have the meanings  assigned to such terms in the  Definitions  attached  hereto as
Appendix A, which is incorporated by reference  herein.  All other  capitalized terms used herein shall have the meanings specified herein.

         Section 1.02      Incorporation  by Reference of Trust Indenture Act.  Whenever this Indenture refers to a provision  of the Trust  Indenture  Act (the "TIA"),  such  provision  is  incorporated  by reference in and made a part of this  Indenture.  The following TIA terms used in this  Indenture  have the following meanings:

                  "Commission" means the Securities and Exchange Commission.

                  "indenture securities" means the Notes.

                  "indenture security holder" means a Noteholder.

                  "indenture to be qualified" means this Indenture.

                  "indenture trustee" or "institutional trustee" means the Indenture Trustee.

                  "obligor" on the indenture  securities  means the Issuer and any other obligor on the indenture securities.

                  All other TIA terms used in this  Indenture  that are defined by TIA,  defined by TIA reference to another  statute or defined by Commission  rule have the meaning  assigned to them by such definitions.

         Section 1.03      Rules of Construction.  Unless the context otherwise requires:

                  (a)      a term has the meaning assigned to it;

                  (b)      an accounting term not otherwise  defined has the meaning  assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

                  (c)      "or" includes "and/or";

                  (d)      "including" means "including without limitation";

                  (e)      words in the  singular  include  the plural and words in the plural  include the singular;

                  (f)      the term "proceeds" has the meaning ascribed thereto in the UCC; and

                  (g)      any  agreement,  instrument  or statute  defined or referred to herein or in any instrument or certificate  delivered in connection  herewith  means such  agreement,  instrument or statute  as  from  time to  time  amended,  modified  or  supplemented  and  includes  (in the  case of agreements  or  instruments)  references  to  all  attachments  thereto  and  instruments  incorporated therein; references to a Person are also to its permitted successors and assigns.

                                              ARTICLE II

                                      Original Issuance of Notes

         Section 2.01      Form. The Class A Notes,  together with the Indenture Trustee's  certificate of  authentication,  shall be in substantially  the form set forth in Exhibit A, and the Class M Notes, together with the Indenture  Trustee's  certificate of  authentication,  shall be in substantially  the form set forth in Exhibit B, and with such appropriate insertions,  omissions,  substitutions and other variations as are required or permitted by this  Indenture and may have such letters,  numbers or other marks  of  identification  and  such  legends  or  endorsements  placed  thereon  as may,  consistently herewith,  be  determined  by the  officers  executing  the  Notes,  as  evidenced  by their  execution thereof.  Any  portion  of the text of any  Note  may be set  forth  on the  reverse  thereof,  with an appropriate reference thereto on the face of such Note.

         The  Notes  shall be  typewritten,  printed,  lithographed  or  engraved  or  produced  by any combination of these methods,  all as determined by the Authorized  Officers  executing such Notes,  as evidenced by their execution of such Notes.

         The  terms of the  Class A Notes and Class M Notes  set  forth in  Exhibit A  and  Exhibit  B, respectively, are part of the terms of this Indenture.

         Section 2.02      Execution,  Authentication  and  Delivery.  The Notes  shall be  executed on behalf of the Issuer by any of its Authorized  Officers.  The signature of any such Authorized  Officer on the Notes may be manual or facsimile.

         Notes  bearing  the  manual  or  facsimile  signature  of  individuals  who  were at any  time
Authorized Officers of the Issuer shall bind the Issuer,  notwithstanding  that such individuals or any of them have ceased to hold such  offices  prior to the  authentication  and  delivery of such Notes or did not hold such offices at the date of such Notes.

         The Indenture  Trustee shall upon Issuer Request  authenticate  and deliver Notes for original issue in an  amount  equal to the  Initial  Aggregate  Note  Balance.  The  Class  I-A-1,  Class I-A-2,
Class II-A-1,  Class II-A-2,  Class M-1 and Class M-2 Notes shall have initial principal amounts of the
Initial  Class  I-A-1 Note  Balance,  Initial  Class  I-A-2 Note  Balance,  Initial  Class  II-A-1 Note
Balance,  Initial Class II-A-2 Note Balance,  Initial Class M-1 Note Balance and Initial Class M-2 Note
Balance, respectively.

         Each  Note  shall be dated the date of its  authentication.  The Notes  shall be  issuable  as registered  Book-Entry  Notes, and the Notes shall be issuable in minimum  denominations of $25,000 and integral multiples of $1,000 in excess thereof.

         No Note shall be entitled to any benefit under this  Indenture or be valid or  obligatory  for any purpose,  unless there appears on such Note a certificate of  authentication  substantially  in the form  provided  for herein  executed by the  Indenture  Trustee by the manual  signature  of one of its authorized  signatories,  and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

                                              ARTICLE III

                                               Covenants

         Section 3.01      Collection  of Payments  with Respect to the Mortgage  Loans.  The Indenture
Trustee  shall  establish  and  maintain  with itself the Note Payment  Account in which the  Indenture
Trustee  shall,  subject to the terms of this  paragraph,  deposit,  on the same day as it is  received from the  Servicer,  each  remittance  received by the  Indenture  Trustee with respect to the Mortgage
Loans.  The  Indenture  Trustee  shall make all  payments of  principal  of and  interest on the Notes, subject to Section 3.03  as provided in Section 3.05  herein from monies on deposit in the Note Payment
Account.

         Section 3.02      Maintenance  of Office or Agency.  The Issuer  will  maintain in the City of
New York,  New York,  an office or agency  where,  subject  to  satisfaction  of  conditions  set forth herein,  Notes may be  surrendered  for  registration  of transfer or exchange,  and where  notices and demands  to or upon the Issuer in respect  of the Notes and this  Indenture  may be served.  The Issuer hereby initially  appoints the Indenture Trustee to serve as its agent for the foregoing  purposes.  If at any time the Issuer  shall fail to  maintain  any such office or agency or shall fail to furnish the
Indenture  Trustee  with the  address  thereof,  such  surrenders,  notices  and demands may be made or served at the Corporate  Trust  Office,  and the Issuer  hereby  appoints the Indenture  Trustee as its agent to receive all such surrenders, notices and demands.

         Section 3.03      Money for  Payments  to Be Held in  Trust;  Paying  Agent.  As  provided  in
Section  3.01,  all  payments of amounts due and payable  with respect to any Notes that are to be made from amounts  withdrawn from the Note Payment Account  pursuant to Section 3.01 shall be made on behalf of the Issuer by the  Indenture  Trustee or by the Paying Agent,  and no amounts so withdrawn  from the
Note  Payment  Account for  payments  of Notes  shall be paid over to the Issuer  except as provided in this Section 3.03.  The Issuer hereby  appoints the  Indenture  Trustee to act as initial  Paying Agent hereunder.  The Issuer will cause each Paying  Agent  other than the  Indenture  Trustee to execute and deliver to the  Indenture  Trustee  an  instrument  in which such  Paying  Agent  shall  agree with the
Indenture  Trustee (and if the Indenture  Trustee acts as Paying Agent,  it hereby so agrees),  subject to the provisions of this Section 3.03, that such Paying Agent will:

                  (a)      hold all sums held by it for the payment of amounts due with  respect to the
Notes in trust for the benefit of the Persons  entitled  thereto  until such sums shall be paid to such
Persons  or  otherwise  disposed  of as herein  provided  and pay such sums to such  Persons  as herein provided;

                  (b)      give the Indenture  Trustee  written  notice of any default by the Issuer of which it has actual  knowledge  in the making of any payment  required  to be made with  respect to the
Notes;

                  (c)      at any time during the  continuance  of any such  default,  upon the written request of the Indenture  Trustee,  forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

                  (d)      immediately  resign  as  Paying  Agent and  forthwith  pay to the  Indenture
Trustee  all sums held by it in trust for the  payment  of Notes,  if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment;

                  (e)      comply with all  requirements  of the Code with  respect to the  withholding from any payments  made by it on any Notes of any  applicable  withholding  taxes  imposed  thereon and with respect to any applicable reporting requirements in connection therewith; and

                  (f)      deliver to the  Indenture  Trustee a copy of the  statement  to  Noteholders prepared with respect to each Payment Date by the Servicer  pursuant to  Section 4.01  of the Servicing
Agreement.

         The Issuer may at any time,  for the purpose of obtaining  the  satisfaction  and discharge of this  Indenture  or for any other  purpose,  by Issuer  Request  direct any Paying  Agent to pay to the
Indenture  Trustee all sums held in trust by such Paying  Agent,  such sums to be held by the Indenture
Trustee  upon the same  trusts as those upon which the sums were held by such  Paying  Agent;  and upon such payment by any Paying Agent to the  Indenture  Trustee,  such Paying Agent shall be released  from all further liability with respect to such money.

         Subject to applicable  laws with respect to escheat of funds,  any money held by the Indenture
Trustee or any  Paying  Agent in trust for the  payment of any amount due with  respect to any Note and remaining  unclaimed  for one year after such  amount has become due and  payable  shall be  discharged from such  trust and be paid to the Issuer on Issuer  Request;  and the  Noteholder  of such Note shall thereafter,  as an unsecured  general  creditor,  look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the  Issuer),  and all  liability of the  Indenture  Trustee or such Paying Agent with respect to such trust money shall thereupon cease;  provided,  however, that the
Indenture  Trustee or such Paying Agent,  before being  required to make any such  repayment,  shall at the expense and  direction  of the Issuer  cause to be  published  once,  in an  Authorized  Newspaper, notice that such money remains unclaimed and that, after a date specified  therein,  which shall not be less  than  30 days  from the date of such  publication,  any  unclaimed  balance  of such  money  then remaining  will be repaid to the  Issuer.  The  Indenture  Trustee  may also adopt and  employ,  at the expense and direction of the Issuer,  any other  reasonable  means of  notification  of such  repayment
(including,  but not limited to,  mailing  notice of such  repayment to  Noteholders of the Notes which have been called but have not been  surrendered  for redemption or whose right to or interest in monies due and payable but not claimed is  determinable  from the records of the  Indenture  Trustee or of any
Paying Agent, at the last address of record for each such Noteholder).

         Section 3.04      Existence.  The Issuer  will keep in full effect its  existence,  rights and franchises  as a statutory  trust under the laws of the State of  Delaware  (unless it becomes,  or any successor  Issuer  hereunder  is or  becomes,  organized  under the laws of any  other  state or of the
United States of America,  in which case the Issuer will keep in full effect its existence,  rights and franchises under the laws of such other  jurisdiction)  and will obtain and preserve its  qualification to do business in each  jurisdiction  in which such  qualification  is or shall be necessary to protect the  validity and  enforceability  of this  Indenture,  the Notes,  the  Mortgage  Loans and each other instrument or agreement included in the Trust Estate.

         Section 3.05      Priority of Distributions; Defaulted Interest.

                  (a)      In accordance with Section 3.03(a) of the Servicing Agreement,  the priority of  distributions  on each Payment  Date from  Principal  Collections  and  Interest  Collections  with respect to the  Mortgage  Loans and any  optional  advance of  delinquent  principal or interest on the
Mortgage Loans made by the Servicer in respect of the related Collection Period, is as follows:

                           (i)      from Interest  Collections  related to Loan Group I, to pay accrued and unpaid  interest,  pro rata,  due on the Note  Balances of the Class I-A-1 and Class I-A-2
         Notes and from  Interest  Collections  related  to Loan  Group II, to pay  accrued  and unpaid interest, pro rata, due on the Note Balances of the Class II-A-1 and Class II-A-2 Notes;

                           (ii)     from Interest  Collections related to Loan Group II, to pay accrued and unpaid  interest,  pro rata,  due on the Note  Balances of the Class I-A-1 and Class I-A-2
         Notes to the  extent  not paid  pursuant  to clause  (i) above and from  Interest  Collections related  to Loan  Group I, to pay  accrued  and  unpaid  interest,  pro rata,  due on the Note
         Balances  of the Class  II-A-1  and Class  II-A-2  Notes to the extent  not paid  pursuant  to clause (i) above;

                           (iii)    from  Principal  Collections  for Loan Group I, to pay  accrued and unpaid  interest,  pro rata, due on the Note Balances of the Class I-A-1 and Class I-A-2 Notes
         and from Principal  Collections  related to Loan Group II, to pay accrued and unpaid interest, pro rata, due on the Note Balances of the Class II-A-1 and Class II-A-2 Notes;

                           (iv)     from  Principal  Collections  for Loan Group II, to pay accrued and unpaid  interest,  pro rata, due on the Note Balances of the Class I-A-1 and Class I-A-2 Notes
         and from Principal  Collections  related to Loan Group I, to pay accrued and unpaid  interest, pro rata, due on the Note Balances of the Class II-A-1 and Class II-A-2 Notes;

                           (v)      from Interest  Collections  related to the Mortgage  Loans,  to pay accrued and unpaid  interest due,  sequentially,  to the Class M-1 Notes and then to the Class
         M-2 Notes;

                           (vi)     from  Principal  Collections  for Loan Group I, to pay as principal on the  Class  I-A-1 and  Class  I-A-2  Notes  (pro  rata) in an  amount  equal to the Group I
         Principal  Distribution  Amount for that  payment  date,  in each case until the related  Note
         Balance  thereof  has been  reduced to zero,  and then to the Class  II-A-1  and Class  II-A-2
         Notes (pro rata),  in an amount  equal to the Group I Principal  Distribution  Amount for that payment date, in each case until the related Note Balance thereof has been reduced to zero;

                           (vii)    from Principal  Collections  for Loan Group II, to pay as principal on the Class  II-A-1  Notes and Class  II-A-2 Notes (pro rata) in an amount equal to the Group
         II Principal  Distribution  Amount for that payment  date, in each case until the related Note
         Balance  thereof has been  reduced to zero,  and then to the Class I-A-1 and Class I-A-2 Notes
         (pro  rata),  in an  amount  equal to the  Group II  Principal  Distribution  Amount  for that payment date, in each case until the related Note Balance thereof has been reduced to zero;

                           (viii)   from  the  Class  M-1  Principal  Distribution  Amount,  to  pay as
         principal on the Class M-1 Notes, until the Note Balance thereof has been reduced to zero;

                           (ix)     from  the  Class  M-2  Principal  Distribution  Amount,  to  pay as
         principal on the Class M-2 Notes, until the Note Balance thereof has been reduced to zero;

                           (x)      from Excess  Spread,  to pay as  principal on the Class I-A-1 Notes and Class I-A-2 Notes (pro rata) any Group I  Liquidation  Loss  Distribution  Amount for that payment  date,  in each case until the related Note Balance  thereof has been reduced to zero, and to pay as  principal  on the Class  II-A-1  Notes and Class  II-A-2  Notes  (pro rata) any
         Group II Liquidation  Loss  Distribution  Amount for that payment date, in each case until the related Note Balance thereof has been reduced to zero;

                           (xi)     from remaining Excess Spread,  to pay as principal on the Class M-1
         Notes any Group I  Liquidation  Loss  Distribution  Amount and the Group II  Liquidation  Loss
         Distribution  Amount for that  payment  date to the extent not paid to the related  holders of the Class A Notes, until the Note Balance thereof has been reduced to zero;

                           (xii)    from remaining Excess Spread,  to pay as principal on the Class M-2
         Notes any Group I  Liquidation  Loss  Distribution  Amount and the Group II  Liquidation  Loss
         Distribution  Amount for that  payment  date to the extent not paid to the related  holders of the Class A Notes and Class M-1 Notes,  until the Note  Balance  thereof  has been  reduced to zero;

                           (xiii)   from  remaining  Excess  Spread,  to pay as  principal on the Class
         I-A-1  Notes and Class  I-A-2  Notes  (pro  rata) any Group I  Overcollateralization  Increase
         Amount for that payment  date,  in each case until the related  Note Balance  thereof has been reduced to zero,  and to pay as  principal  on the Class  II-A-1  Notes and Class II-A-2 Notes
         (pro rata) any Group II  Overcollateralization  Increase Amount for that payment date, in each case until the related Note Balance thereof has been reduced to zero;

                           (xiv)    from remaining Excess Spread,  to pay as principal on the Class M-1
         Notes any  Overcollateralization  Increase  Amount for that payment date after  application of amounts  paid  pursuant  to clause  (xiii)  above,  until the Note  Balance  thereof  has been reduced to zero;

                           (xv)     from remaining Excess Spread,  to pay as principal on the Class M-2
         Notes any  Overcollateralization  Increase  Amount for that payment date after  application of amounts paid pursuant to clauses  (xiii) and (xiv) above,  until the Note Balance  thereof has been reduced to zero;

                           (xvi)    from remaining Excess Spread,  to pay as reimbursement to the Class
         I-A-1  Notes and Class  II-A-1  Notes,  pro rata,  any  Liquidation  Loss  Amounts  previously allocated thereto that remains unreimbursed;

                           (xvii)   from remaining Excess Spread,  to pay as reimbursement to the Class
         I-A-2  Notes and Class  II-A-2  Notes,  pro rata,  any  Liquidation  Loss  Amounts  previously allocated thereto that remains unreimbursed;

                           (xviii)  to pay as  reimbursement  to the Class  M-1  Notes any  Liquidation
         Loss Amounts previously allocated thereto that remains unreimbursed;

                           (xix)    to pay as  reimbursement  to the Class  M-2  Notes any  Liquidation
         Loss Amounts previously allocated thereto that remains unreimbursed;

                           (xx)     to the  Indenture  Trustee,  any  amounts  owing  to the  Indenture
         Trustee pursuant to Section 6.07 to the extent remaining unpaid; and

                           (xxi)    any   remaining   amount,   to  the   Distribution   Account,   for
         distribution  to  the  holders  of  the  Certificates  by  the  Certificate  Paying  Agent  in
         accordance with the Trust Agreement.

                  Amounts  distributed  to the  Noteholders  pursuant to the above  clauses (i) through
(xix) from  Interest  Collections  and  Principal  Collections  shall be treated  for tax  purposes  as distributions  with respect to the REMIC III Regular  Interests  bearing the same designation.  Amounts distributed  pursuant  to clause  (xxi) shall be treated as having  been  distributed  to the REMIC III
Regular Interests SB-IO and SB-PO.

                  On each Payment  Date,  the Paying Agent shall apply,  from amounts on deposit in the
Note Payment  Account,  and in accordance with the Servicing  Certificate,  the amounts set forth above in the order of priority set forth in Section 3.05(a).

                  Amounts paid to Noteholders  shall be paid in respect of the Notes in accordance with the applicable  percentage as set forth in  Section 3.05(e).  Interest on the Notes will be computed on the basis of a 360-day  year  consisting  of twelve  30-day  months.  Any  installment  of  interest or principal  payable  on any Note  that is  punctually  paid or duly  provided  for by the  Issuer on the applicable  Payment  Date  shall  be  paid to the  Noteholder  of  record  thereof  on the  immediately preceding  Record  Date  by wire  transfer  to an  account  specified  in  writing  by such  Noteholder reasonably  satisfactory  to the  Indenture  Trustee,  or by  check  or  money  order  mailed  to  such
Noteholder at such  Noteholder's  address  appearing in the Note  Register,  the amount  required to be distributed  to such  Noteholder on such Payment Date pursuant to such  Noteholder's  Notes;  provided, that the Indenture  Trustee shall not pay to any such  Noteholder  any amounts  required to be withheld from a payment to such Noteholder by the Code.

                  (b)      Principal  of each  Note  shall  be due  and  payable  in full on the  Final
Payment  Date as  provided  in the  applicable  form of Note set forth in  Exhibit A and  Exhibit B, as applicable.  All principal  payments on the Notes shall be made in accordance  with the  priorities set forth  in  Sections 3.05(a)  to the  Noteholders  entitled  thereto  in  accordance  with  the  related
Percentage  Interests  represented  thereby.  Upon  written  notice  to the  Indenture  Trustee  by the
Issuer,  the  Indenture  Trustee  shall notify the Person in the name of which a Note is  registered at the close of  business on the Record  Date  preceding  the Final  Payment  Date or other final  Payment
Date,  as  applicable.  Such notice shall be mailed or faxed no later than five  Business Days prior to the Final  Payment  Date or such other final  Payment  Date and,  unless such Note is then a Book-Entry
Note,  shall  specify  that payment of the  principal  amount and any interest due with respect to such
Note  at the  Final  Payment  Date or  such  other  final  Payment  Date  will  be  payable  only  upon presentation  and surrender of such Note,  and shall specify the place where such Note may be presented and surrendered for such final payment.

                  On each  Payment  Date,  the  Overcollateralization  Amount  available  to cover  any
Liquidation  Loss  Amounts on such  Payment  Date  shall be deemed to be reduced by an amount  equal to such  Liquidation  Loss Amounts (except to the extent that such  Liquidation  Loss Amounts were covered on such Payment Date by a payment in respect of Liquidation Loss Amounts).

                  (c)      With  respect to any Payment  Date,  interest  payments on the Notes will be reduced  by any  Relief  Act  Shortfalls  for the  related  Collection  Period  on a pro rata  basis in accordance  with the  amount  of  interest  payable  on the Notes on such  Payment  Date,  absent  such reduction.

         Section 3.06      Protection of Trust Estate.

                  (a)      The Issuer shall from time to time execute and deliver all such  supplements and  amendments  hereto and all such  financing  statements,  continuation  statements,  instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

                           (i)      maintain  or  preserve  the lien  and  security  interest  (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

                           (ii)     perfect,  publish  notice of or protect  the  validity of any Grant made or to be made by this Indenture;

                           (iii)    cause the Trust to enforce any of the Mortgage Loans; or

                           (iv)     preserve  and  defend  title to the Trust  Estate and the rights of the  Indenture  Trustee and the  Noteholders  in such Trust  Estate  against the claims of all persons and parties.

                  (b)      Except as otherwise provided in this Indenture,  the Indenture Trustee shall not remove any portion of the Trust Estate that  consists of money or is  evidenced  by an  instrument, certificate  or  other  writing  from  the  jurisdiction  in  which it was held at the date of the most recent Opinion of Counsel  delivered  pursuant to  Section 3.07  (or from the  jurisdiction in which it was  held  as  described  in  the  Opinion  of  Counsel  delivered  at the  Closing  Date  pursuant  to
Section 3.07,  if no Opinion of Counsel has yet been  delivered  pursuant to  Section 3.07)  unless the
Indenture  Trustee  shall have  first  received  an Opinion of Counsel to the effect  that the lien and security  interest  created  by this  Indenture  with  respect to such  property  will  continue  to be maintained after giving effect to such action or actions.

         The Issuer hereby designates the Indenture Trustee its agent and  attorney-in-fact  to execute any financing  statement,  continuation  statement or other instrument required to be executed pursuant to this Section 3.06.

         Section 3.07      Opinions as to Trust Estate.

         On the Closing Date,  the Issuer shall furnish to the Indenture  Trustee and the Owner Trustee an Opinion of Counsel at the expense of the Issuer  stating that,  upon delivery of the Mortgage  Notes relating  to  the  Mortgage  Loans  to  the  Indenture  Trustee  or  the  Custodian  in  the  State  of
Pennsylvania,  the Indenture  Trustee will have a perfected,  first priority  security interest in such
Mortgage Loans.

         On or before  December  31st in each  calendar  year,  beginning  in 2006,  the  Issuer  shall furnish to the  Indenture  Trustee an Opinion of Counsel at the  expense of the Issuer  either  stating that, in the opinion of such  counsel,  no further  action is necessary to maintain a perfected,  first priority security  interest in the Mortgage Loans until December 31 in the following  calendar year or, if any such action is required to maintain such security  interest in the Mortgage Loans,  such Opinion of Counsel shall also describe the  recording,  filing,  re-recording  and refiling of this  Indenture, any indentures  supplemental  hereto and any other requisite  documents and the execution and filing of any financing  statements and  continuation  statements  that will, in the opinion of such counsel,  be required to maintain the security  interest in the Mortgage  Loans until  December 31 in the  following calendar year.

         Section 3.08      Performance of Obligations; Servicing Agreement.

                  (a)      The Issuer shall  punctually  perform and observe all of its obligations and agreements  contained in this  Indenture,  the Basic  Documents and in the  instruments  and agreements included in the Trust Estate.

                  (b)      The Issuer may contract with other  Persons to assist it in  performing  its duties  under  this  Indenture,  and any  performance  of such  duties  by a Person  identified  to the
Indenture  Trustee in an Officer's  Certificate of the Issuer shall be deemed to be action taken by the
Issuer.

                  (c)      The  Issuer  shall not take any  action or permit  any action to be taken by others that would release any Person from any of such Person's  covenants or  obligations  under any of the documents  relating to the Mortgage Loans or under any instrument  included in the Trust Estate, or that would result in the  amendment,  hypothecation,  subordination,  termination  or discharge  of, or impair the validity or  effectiveness  of, any of the documents  relating to the Mortgage  Loans or any such  instrument,  except such actions as the Servicer is expressly  permitted to take in the Servicing
Agreement.

                  (d)      The Issuer may retain an  administrator  and may enter into  contracts  with other Persons for the  performance  of the Issuer's  obligations  hereunder,  and  performance  of such obligations by such Persons shall be deemed to be performance of such obligations by the Issuer.

         Section 3.09      Negative Covenants.  So long as any Notes are Outstanding,  the Issuer shall not:

                  (a)      except as expressly permitted by this Indenture,  sell,  transfer,  exchange or  otherwise  dispose of the Trust  Estate,  unless  directed  to do so in  writing  by the  Indenture
Trustee pursuant to Section 5.04 hereof;

                  (b)      claim any credit on, or make any  deduction  from the  principal or interest payable in respect of, the Notes (other than amounts  properly  withheld from such  payments  under the
Code) or assert any claim  against  any  present or former  Noteholder  by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate;

                  (c)      (i)  permit the validity or  effectiveness of this Indenture to be impaired, or  permit  the  lien of this  Indenture  to be  amended,  hypothecated,  subordinated,  terminated  or discharged,  or permit any Person to be released from any covenants or obligations  with respect to the
Notes under this Indenture except as may be expressly  permitted hereby,  (ii) permit any lien, charge, excise,  claim,  security  interest,  mortgage  or  other  encumbrance  (other  than  the  lien of this
Indenture)  to be created  on or extend to or  otherwise  arise upon or burden the Trust  Estate or any part  thereof  or any  interest  therein  or the  proceeds  thereof  or  (iii) permit  the lien of this
Indenture not to constitute a valid first priority security interest in the Trust Estate; or

                  (d)      impair or cause to be impaired the Issuer's  interest in the Mortgage Loans, the  Purchase  Agreement  or in any other Basic  Document,  if any such  action  would  materially  and adversely affect the interests of the Noteholders.

         Section 3.10      Annual  Statement  as  to  Compliance.  The  Issuer  shall  deliver  to  the
Indenture  Trustee,  within 120 days after the end of each fiscal year of the Issuer  (commencing  with the fiscal year ending on December 31, 2006), an Officer's  Certificate  stating,  as to the Authorized
Officer signing such Officer's Certificate, that:

                  (a)      a  review  of the  activities  of the  Issuer  during  such  year and of its performance  under  this  Indenture  and the  Trust  Agreement  has been  made  under  such  Authorized
Officer's supervision; and

                  (b)      to the best of such Authorized  Officer's  knowledge,  based on such review, the Issuer has complied with all  conditions  and covenants  under this Indenture and the provisions of the Trust  Agreement  throughout  such year, or, if there has been a default in its compliance with any such  condition or covenant,  specifying  each such default  known to such  Authorized  Officer and the nature and status thereof.

         Section 3.11      Recordation  of  Assignments.  The Issuer shall enforce the  obligation,  if any, of the Sellers  under the Purchase  Agreement to submit or cause to be submitted  for  recordation all Assignments of Mortgages within 60 days of receipt of recording information by the Servicer.

         Section 3.12      Representations   and  Warranties   Concerning  the  Mortgage   Loans.   The
Indenture   Trustee,   as  pledgee  of  the  Mortgage   Loans,   shall  have  the  benefit  of  (i) the
representations  and warranties  made by GMACM in  Section 3.1(a)  and  Section 3.1(b)  of the Purchase
Agreement  and  (ii) the  benefit  of the  representations  and  warranties  made by WG  Trust  2003 in
Section 3.1(d) of the Purchase  Agreement in each case,  concerning the Mortgage Loans and the right to enforce  the  remedies  against  GMACM or WG Trust 2003  provided  in  Section 3.1(e)  of the  Purchase
Agreement,  as applicable,  to the same extent as though such  representations and warranties were made directly to the Indenture Trustee.

         Section 3.13      Assignee  of  Record of the  Mortgage  Loans.  As  pledgee  of the  Mortgage
Loans,  the  Indenture  Trustee  shall hold title to the Mortgage  Loans by being named as payee in the endorsements  or assignments  of the Mortgage  Notes and assignee in the  Assignments of Mortgage to be delivered under  Section 2.1 of the Purchase  Agreement.  Except as expressly  provided in the Purchase
Agreement or in the  Servicing  Agreement  with respect to any specific  Mortgage  Loan,  the Indenture
Trustee shall not execute any  endorsement  or  assignment or otherwise  release or transfer such title to any of the Mortgage  Loans until such time as the  remaining  Trust Estate may be released  pursuant to Section  8.05(b).  The  Indenture  Trustee's  holding of such title shall in all respects be subject to its fiduciary obligations to the Noteholders hereunder.

         Section 3.14      Servicer as Agent and Bailee of the Indenture  Trustee.  Solely for purposes of  perfection  under  Section  9-313  or 9-314 of the UCC or other  similar  applicable  law,  rule or regulation of the state in which such  property is held by the  Servicer,  the Issuer and the Indenture
Trustee  hereby  acknowledge  that the Servicer is acting as agent and bailee of the Indenture  Trustee in holding  amounts on deposit in the  Custodial  Account  pursuant  to Section  3.02 of the  Servicing
Agreement  that are allocable to the Mortgage  Loans,  as well as the agent and bailee of the Indenture
Trustee in holding any Related  Documents  released to the Servicer  pursuant to Section 3.06(c) of the
Servicing  Agreement,  and any other items  constituting  a part of the Trust Estate which from time to time come into the possession of the Servicer.  It is intended  that, by the  Servicer's  acceptance of such agency pursuant to Section 3.02 of the Servicing  Agreement,  the Indenture Trustee,  as a pledgee of the Mortgage  Loans,  will be deemed to have possession of such Related  Documents,  such monies and such  other  items  for  purposes  of  Section  9-313 or 9-314  of the UCC of the  state in which  such property is held by the Servicer.

         Section 3.15      Investment   Company  Act.  The  Issuer  shall  not  become  an  "investment company" or under the "control" of an "investment  company" as such terms are defined in the Investment
Company  Act of  1940,  as  amended  (or any  successor  or  amendatory  statute),  and the  rules  and regulations  thereunder  (taking into account not only the general  definition of the term  "investment company" but also any available exceptions to such general  definition);  provided,  however,  that the
Issuer shall be in compliance  with this Section 3.15 if it shall have  obtained an order  exempting it from regulation as an "investment  company" so long as it is in compliance with the conditions  imposed in such order.

         Section 3.16      Issuer May Consolidate, etc.

                  (a)      The Issuer  shall not  consolidate  or merge with or into any other  Person, unless:

                           (i)      the Person (if other than the Issuer)  formed by or surviving  such consolidation  or  merger  shall be a Person  organized  and  existing  under  the laws of the
         United  States of  America  or any  state or the  District  of  Columbia  and shall  expressly assume,  by an  indenture  supplemental  hereto,  executed  and  delivered  to  the  Indenture
         Trustee,  in form  reasonably  satisfactory  to the  Indenture  Trustee,  the due and punctual payment of the  principal of and interest on all Notes and to the  Certificate  Paying  Agent,
         on behalf of the  Certificateholders  and the performance or observance of every agreement and covenant of this  Indenture  on the part of the Issuer to be  performed  or  observed,  all as provided herein;

                           (ii)     immediately  after giving effect to such  transaction,  no Event of
         Default shall have occurred and be continuing;

                           (iii)    the Issuer  shall have  received  an Opinion of Counsel  (and shall have delivered  copies thereof to the Indenture  Trustee) to the effect that such  transaction will not have any  material  adverse tax  consequence  to the Issuer,  any  Noteholder  or any
         Certificateholder;

                           (iv)     any action  that is  necessary  to maintain  the lien and  security interest created by this Indenture shall have been taken; and

                           (v)      the  Issuer  shall  have  delivered  to the  Indenture  Trustee  an
         Officer's  Certificate  and an Opinion of Counsel  each  stating  that such  consolidation  or merger and such  supplemental  indenture  comply with this Article III and that all conditions
         precedent   herein  provided  for  relating  to  such  transaction  have  been  complied  with
         (including any filing required by the Exchange Act).

                  (b)      The Issuer  shall not convey or transfer  any of its  properties  or assets, including those included in the Trust Estate, to any Person, unless:

                           (i)      the Person that acquires by  conveyance or transfer the  properties and  assets of the Issuer the  conveyance  or  transfer  of which is hereby  restricted  shall
         (A) be a United  States  citizen  or a Person  organized  and  existing  under the laws of the
         United States of America or any state,  (B) expressly  assumes,  by an indenture  supplemental hereto,  executed  and  delivered  to the  Indenture  Trustee,  in  form  satisfactory  to the
         Indenture  Trustee,  the due and  punctual  payment of the  principal  of and  interest on all
         Notes and the  performance or observance of every  agreement and covenant of this Indenture on the part of the Issuer to be  performed  or observed,  all as provided  herein,  (C) expressly agrees  by means of such  supplemental  indenture  that  all  right,  title  and  interest  so conveyed or transferred  shall be subject and  subordinate to the rights of Noteholders of the
         Notes,  (D) unless  otherwise  provided in such  supplemental  indenture,  expressly agrees to indemnify,  defend  and hold  harmless  the Issuer  against  and from any loss,  liability  or expense arising under or related to this Indenture and the Notes and  (E) expressly  agrees by means of such  supplemental  indenture  that such Person (or if a group of  Persons,  then one specified  Person)  shall make all  filings  with the  Commission  (and any other  appropriate
         Person) required by the Exchange Act in connection with the Notes;

                           (ii)     immediately after giving effect to such transaction,  no Default or
         Event of Default shall have occurred and be continuing;

                           (iii)    the Issuer  shall have  received  an Opinion of Counsel  (and shall have delivered  copies thereof to the Indenture  Trustee) to the effect that such  transaction will not have any material adverse tax consequence to the Issuer or any Noteholder;

                           (iv)     any action  that is  necessary  to maintain  the lien and  security interest created by this Indenture shall have been taken; and

                           (v)      the  Issuer  shall  have  delivered  to the  Indenture  Trustee  an
         Officer's  Certificate and an Opinion of Counsel each stating that such conveyance or transfer and such  supplemental  indenture  comply  with  this  Article III  and  that  all  conditions
         precedent   herein  provided  for  relating  to  such  transaction  have  been  complied  with
         (including any filing required by the Exchange Act).

         Section 3.17      Successor or Transferee.

                  (a)      Upon  any   consolidation  or  merger  of  the  Issuer  in  accordance  with
Section 3.16(a),  the Person  formed by or surviving  such  consolidation  or merger (if other than the
Issuer)  shall  succeed to, and be  substituted  for,  and may  exercise  every right and power of, the
Issuer  under  this  Indenture  with the same  effect as if such  Person  had been  named as the Issuer herein.

                  (b)      Upon a  conveyance  or  transfer  of all the  assets and  properties  of the
Issuer pursuant to  Section 3.16(b),  the Issuer shall be released from every covenant and agreement of this  Indenture  to be  observed  or  performed  on the part of the  Issuer  with  respect to the Notes immediately  upon the  delivery  of  written  notice to the  Indenture  Trustee of such  conveyance  or transfer.

         Section 3.18      No Other  Business.  The Issuer shall not engage in any business  other than financing,  purchasing,  owning and selling and  managing  the  Mortgage  Loans and the issuance of the
Notes and  Certificates  in the manner  contemplated  by this Indenture and the Basic Documents and all activities incidental thereto.

         Section 3.19      No  Borrowing.  The Issuer  shall not issue,  incur,  assume,  guarantee  or otherwise become liable, directly or indirectly, for any indebtedness except for the Notes.

         Section 3.20      Guarantees,  Loans,  Advances and Other Liabilities.  Except as contemplated by this  Indenture  or the other  Basic  Documents,  the  Issuer  shall not make any loan or advance or credit to, or  guarantee  (directly or  indirectly  or by an  instrument  having the effect of assuring another's  payment or performance  on any  obligation or capability of so doing or otherwise),  endorse or otherwise become contingently  liable,  directly or indirectly,  in connection with the obligations, stocks or dividends of, or own,  purchase,  repurchase or acquire (or agree  contingently to do so) any stock,  obligations,  assets  or  securities  of,  or any  other  interest  in,  or  make  any  capital contribution to, any other Person.

         Section 3.21      Capital  Expenditures.  The  Issuer  shall  not  make  any  expenditure  (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

         Section 3.22      Owner  Trustee  Not  Liable  for  Certificates  or  Related  Documents.  The
recitals  contained  herein shall be taken as the  statements of the Issuer,  and the Owner Trustee and the Indenture  Trustee assume no responsibility  for the correctness of the recitals  contained herein.
The Owner Trustee and the Indenture Trustee make no  representations  as to the validity or sufficiency of this Indenture or any other Basic Document,  of the  Certificates  (other than the signatures of the
Owner  Trustee  or  the  Indenture  Trustee  on  the  Certificates)  or the  Notes,  or of any  Related
Documents.  The Owner Trustee and the Indenture  Trustee  shall at no time have any  responsibility  or liability  with respect to the  sufficiency of the Trust Estate or its ability to generate the payments to be  distributed  to  Certificateholders  under the Trust  Agreement  or the  Noteholders  under this
Indenture,   including,  the  compliance  by  the  Depositor  or  the  Sellers  with  any  warranty  or representation  made under any Basic  Document or in any related  document or the  accuracy of any such warranty or representation,  or any action of the Certificate  Paying Agent, the Certificate  Registrar
or any other person taken in the name of the Owner Trustee or the Indenture Trustee.

         Section 3.23      Restricted Payments.  The Issuer shall not, directly or indirectly,  (i) pay any  dividend  or make any  distribution  (by  reduction  of  capital or  otherwise),  whether in cash, property,  securities  or a  combination  thereof,  to the Owner  Trustee or any owner of a  beneficial interest in the Issuer or  otherwise  with respect to any  ownership or equity  interest or security in or of the Issuer,  (ii) redeem,  purchase,  retire or otherwise acquire for value any such ownership or equity  interest  or  security  or (iii) set aside or  otherwise  segregate  any  amounts  for any such purpose;  provided,  however,  that the Issuer may make, or cause to be made, (x)  distributions to the
Owner  Trustee and the  Certificateholders  as  contemplated  by, and to the extent funds are available for such purpose under,  the Trust Agreement and (y) payments to the Servicer  pursuant to the terms of
the  Servicing  Agreement.  The  Issuer  will  not,  directly  or  indirectly,   make  payments  to  or
distributions  from the Custodial  Account except in accordance with this Indenture and the other Basic
Documents.

         Section 3.24      Notice of Events of Default.  The Issuer  shall give the  Indenture  Trustee and the Rating  Agencies  prompt written notice of each Event of Default  hereunder and under the Trust
Agreement.

         Section 3.25      Further  Instruments  and Acts. Upon request of the Indenture  Trustee,  the
Issuer  shall  execute  and  deliver  such  further  instruments  and do  such  further  acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture.

         Section 3.26      Statements  to  Noteholders.  On each Payment  Date,  each of the  Indenture
Trustee and the Certificate  Registrar shall make available to the Depositor,  the Owner Trustee,  each
Rating Agency, each Noteholder and each  Certificateholder,  the Servicing  Certificate provided to the
Indenture  Trustee by the  Servicer  relating to such Payment  Date and  delivered  pursuant to Section
4.01 of the Servicing Agreement.

         The  Indenture  Trustee  will  make  the  Servicing  Certificate  (and,  at  its  option,  any additional  files  containing the same  information in an alternative  format)  available each month to
Securityholders,  and other parties to this  Indenture via the Indenture  Trustee's  internet  website.
The  Indenture  Trustee's  internet  website  shall  initially  be located  at  "www.sfr.bankofny.com."
Assistance in using the website can be obtained by calling the  Indenture  Trustee's  customer  service desk at (800)  332-4550.  Parties  that are unable to use the above  distribution  options are entitled to have a paper copy  mailed to them via first  class mail by calling  the  customer  service  desk and indicating  such.  The  Indenture  Trustee  shall  have the right to change  the way the  statement  to
Securityholders  are distributed in order to make such  distribution more convenient or more accessible to the above parties and the Indenture  Trustee shall provide timely and adequate  notification  to all above parties regarding any such changes.

         Section 3.27      [Reserved].

         Section 3.28      [Reserved].

         Section 3.29      [Reserved].

         Section 3.30      Additional Representations of Issuer.

         The Issuer  hereby  represents  and warrants to the  Indenture  Trustee that as of the Closing
Date (which representations and warranties shall survive the execution of this Indenture):

                  (a)      This Indenture creates a valid and continuing  security interest (as defined in the  applicable  UCC) in the  Mortgage  Notes in  favor of the  Indenture  Trustee,  which  security interest is prior to all other Liens (except as expressly permitted  otherwise in this Indenture),  and is enforceable as such as against creditors of and purchasers from the Issuer.

                  (b)      The  Mortgage  Notes  constitute  "instruments"  within  the  meaning of the applicable UCC.

                  (c)      The Issuer  owns and has good and  marketable  title to the  Mortgage  Notes free and clear of any Lien of any Person.

                  (d)      The original  executed  copy of each  Mortgage Note (except for any Mortgage
Note  with  respect  to which a Lost Note  Affidavit  has been  delivered  to the  Custodian)  has been delivered to the Custodian.

                  (e)      The Issuer has received a written  acknowledgment  from the  Custodian  that the Custodian is acting solely as agent of the Indenture Trustee for the benefit of the Noteholders.

                  (f)      Other than the security  interest granted to the Indenture  Trustee pursuant to this  Indenture,  the Issuer has not pledged,  assigned,  sold,  granted a security  interest in, or otherwise  conveyed any of the Mortgage  Notes.  The Issuer has not authorized the filing of and is not aware of any  financing  statements  against  the  Issuer  that  include a  description  of  collateral covering the  Mortgage  Notes other than any  financing  statement  relating to the  security  interest granted to the  Indenture  Trustee  hereunder or any security  interest that has been  terminated.  The
Issuer is not aware of any judgment or tax lien filings against the Issuer.

                  (g)      None of the Mortgage Notes has any marks or notations  indicating  that they have been  pledged,  assigned or  otherwise  conveyed to any Person other than the  Indenture  Trustee, except for (i) any endorsements  that are part of a complete chain of endorsements  from the originator of the Mortgage  Note to the  Indenture  Trustee,  and (ii) any marks or notations  pertaining to Liens that have been terminated or released.

                  (h)      None of the  provisions  of this  Section  3.30 shall be waived  without the prior written  confirmation  from Standard & Poor's that such waiver shall not result in a reduction or withdrawal of the then-current rating of the Notes.

         Section 3.31      Allocation of Losses.

                  (a)      On each Payment  Date,  Group I  Liquidation  Loss Amounts  during the prior calendar  month,  to the  extent not  covered by (i) Excess  Spread in the form of a payment of Group I
Overcollateralization  Increase  Amount  or Group I  Liquidation  Loss  Distribution  Amount  or (ii) a
reduction  in the  Overcollateralization  Amount for the Group I Loans on such  Payment  Date,  will be allocated first to reduce the Note Balance of the Class M-2 Notes,  until the outstanding  Note Balance thereof has been reduced to zero,  second to the Class M-1 Notes,  until the  outstanding  Note Balance thereof has been  reduced to zero,  third to the Class I-A-2 Notes until the  outstanding  Note Balance thereof has been reduced to zero, and last to reduce the Class I-A-1 Notes until the  outstanding  Note
Balance thereof has been reduced to zero.

                  (b)      On each Payment Date,  Group II  Liquidation  Loss Amounts  during the prior calendar  month,  to the extent not  covered by (i) Excess  Spread in the form of a payment of Group II
Overcollateralization  Increase  Amount  or Group II  Liquidation  Loss  Distribution  Amount or (ii) a
reduction  in the  Overcollateralization  Amount for the Group II Loans on such Payment  Date,  will be allocated first to reduce the Note Balance of the Class M-2 Notes,  until the outstanding  Note Balance thereof has been reduced to zero,  second to the Class M-1 Notes,  until the  outstanding  Note Balance thereof has been reduced to zero,  third to the Class II-A-2 Notes until the  outstanding  Note Balance thereof has been  reduced to zero,  and last to reduce the Class  II-A-1  Notes  until the  outstanding
Note Balance thereof has been reduced to zero.

                                              ARTICLE IV

                          The Notes; Satisfaction And Discharge Of Indenture

         Section 4.01      The Notes

                  (a)      The Notes shall be  registered  in the name of a nominee  designated  by the
Depository.  Beneficial  Owners will hold interests in the Notes through the  book-entry  facilities of the Depository in minimum  initial Note Balances of $25,000 and integral  multiples of $1,000 in excess thereof.

         The  Indenture  Trustee may for all  purposes  (including  the making of  payments  due on the
Notes)  deal with the  Depository  as the  authorized  representative  of the  Beneficial  Owners  with respect to the Notes for the purposes of  exercising  the rights of  Noteholders  hereunder.  Except as provided in the next succeeding  paragraph of this  Section 4.01,  the rights of Beneficial Owners with respect  to the  Notes  shall be  limited  to those  established  by law and  agreements  between  such
Beneficial   Owners  and  the   Depository  and   Depository   Participants.   Except  as  provided  in
Section 4.08,  Beneficial  Owners shall not be entitled to definitive  certificates for the Notes as to which they are the Beneficial  Owners.  Requests and  directions  from, and votes of, the Depository as
Noteholder  of the Notes shall not be deemed  inconsistent  if they are made with  respect to different
Beneficial  Owners.  The Indenture  Trustee may establish a reasonable  record date in connection  with solicitations  of consents  from or voting by  Noteholders  and give notice to the  Depository  of such record  date.  Without  the  consent  of the  Issuer  and the  Indenture  Trustee,  no Term Note may be
transferred by the Depository  except to a successor  Depository  that agrees to hold such Note for the account of the Beneficial Owners.

         In the event the Depository  Trust Company resigns or is removed as Depository,  the Indenture
Trustee,  at the request of the  Servicer  and with the  approval of the Issuer may appoint a successor
Depository.  If no successor  Depository  has been  appointed  within 30 days of the effective  date of the  Depository's  resignation  or removal,  each  Beneficial  Owner shall be entitled to  certificates representing the Notes it beneficially owns in the manner prescribed in Section 4.08.

         The Notes  shall,  on  original  issue,  be  executed  on  behalf  of the  Issuer by the Owner
Trustee,  not in  its  individual  capacity  but  solely  as  Owner  Trustee  and  upon  Issuer  Order, authenticated  by the Note  Registrar and  delivered by the  Indenture  Trustee to or upon the order of the Issuer.

         Section 4.02      Registration  of and  Limitations  on  Transfer  and  Exchange  of  Notes;
Appointment  of  Certificate  Registrar.  The Issuer shall cause to be kept at the Indenture  Trustee's
Corporate  Trust Office a Note  Register in which,  subject to such  reasonable  regulations  as it may prescribe,  the Note  Registrar  shall  provide  for the  registration  of Notes and of  transfers  and exchanges  of Notes as herein  provided.  The  Issuer  hereby  appoints  the  Indenture  Trustee as the initial Note Registrar.

         Subject to the restrictions  and limitations set forth below,  upon surrender for registration of  transfer  of any Note at the  Corporate  Trust  Office,  the  Issuer  shall  execute,  and the Note
Registrar  shall  authenticate  and deliver,  in the name of the designated  transferee or transferees, one or more new Notes in authorized  initial Note Balances  evidencing  the same  aggregate  Percentage
Interests.

         Subject to the foregoing,  at the option of the Noteholders,  Notes may be exchanged for other
Notes of like tenor,  in each case in authorized  initial Note Balances  evidencing  the same aggregate
Percentage  Interests,  upon  surrender of the Notes to be exchanged at the  Corporate  Trust Office of the Note Registrar.  Whenever any Notes are so surrendered  for exchange,  the Issuer shall execute and the Note Registrar shall  authenticate  and deliver the Notes which the Noteholder  making the exchange is entitled to receive.  Each Note presented or surrendered  for  registration  of transfer or exchange shall (if so  required by the Note  Registrar)  be duly  endorsed  by, or be  accompanied  by a written instrument of transfer in form  reasonably  satisfactory  to the Note  Registrar  duly executed by, the
Noteholder  thereof or his attorney  duly  authorized  in writing with such  signature  guaranteed by a commercial  bank or trust company  located or having a  correspondent  located in The City of New York.
Notes  delivered  upon any such transfer or exchange will  evidence the same  obligations,  and will be entitled to the same rights and privileges, as the Notes surrendered.

         No service  charge  shall be imposed  for any  registration  of transfer or exchange of Notes, but the Note  Registrar  shall require  payment of a sum  sufficient  to cover any tax or  governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes.

         All Notes  surrendered  for  registration  of transfer and exchange  shall be cancelled by the
Note Registrar and delivered to the Indenture Trustee for subsequent  destruction  without liability on the part of either.

         The Issuer  hereby  appoints the  Indenture  Trustee as  Certificate  Registrar to keep at its
Corporate  Trust Office a  Certificate  Register  pursuant to  Section 3.09  of the Trust  Agreement in which,  subject to such reasonable  regulations as it may prescribe,  the  Certificate  Registrar shall provide for the  registration  of  Certificates  and of transfers  and  exchanges  thereof  pursuant to
Section 3.05 of the Trust Agreement.  The Indenture Trustee hereby accepts such appointment.

         Each purchaser of a Note, by its acceptance of the Note,  shall be deemed to have  represented that the  acquisition  of such Note by the purchaser  does not  constitute or give rise to a prohibited transaction  under  Section 406  of  ERISA  or  Section 4975  of the  Code,  for  which  no  statutory, regulatory or administrative exemption is available.

         Section 4.03      Mutilated,  Destroyed,  Lost or Stolen Notes.  If (i) any mutilated  Note is surrendered to the Indenture  Trustee,  or the Indenture  Trustee receives evidence to its satisfaction of the  destruction,  loss or theft of any Note,  and (ii) there is delivered to the Indenture  Trustee such  security  or  indemnity  as may be  required  by it and the  Issuer  to hold the  Issuer  and the
Indenture  Trustee  harmless,  then, in the absence of notice to the Issuer,  the Note Registrar or the
Indenture  Trustee that such Note has been  acquired by a bona fide  purchaser,  and provided  that the requirements  of Section 8 405 of the UCC are met, the Issuer shall  execute,  and upon its request the
Indenture  Trustee shall  authenticate  and deliver,  in exchange for or in lieu of any such mutilated, destroyed,  lost or stolen Note, a replacement Note of the same class;  provided,  however, that if any such destroyed,  lost or stolen Note, but not a mutilated Note,  shall have become or within seven days shall be due and payable,  instead of issuing a replacement  Note,  the Issuer may pay such  destroyed, lost or stolen Note when so due or payable without  surrender  thereof.  If, after the delivery of such replacement  Note or  payment  of a  destroyed,  lost or stolen  Note  pursuant  to the  proviso to the preceding  sentence,  a bona fide purchaser of the original Note in lieu of which such replacement Note was issued  presents for payment such  original  Note,  the Issuer and the  Indenture  Trustee shall be entitled to recover such  replacement  Note (or such  payment) from the Person to whom it was delivered or any  Person  taking  such  replacement  Note from such  Person  to whom  such  replacement  Note was delivered  or any  assignee  of such  Person,  except a bona fide  purchaser,  and shall be entitled to recover upon the security or indemnity  provided  therefor to the extent of any loss,  damage,  cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

         Upon the  issuance of any  replacement  Note under this  Section 4.03,  the Issuer may require the payment by the Noteholder of such Note of a sum  sufficient to cover any tax or other  governmental charge that may be imposed in relation  thereto and any other reasonable  expenses  (including the fees and expenses of the Indenture Trustee) connected therewith.

         Every  replacement Note issued pursuant to this  Section 4.03 in replacement of any mutilated, destroyed,  lost or stolen Note shall constitute an original additional  contractual  obligation of the
Issuer, whether or not the mutilated,  destroyed,  lost or stolen Note shall be at any time enforceable by anyone,  and shall be entitled to all the  benefits of this  Indenture  equally and  proportionately with any and all other Notes duly issued hereunder.

         The  provisions of this  Section 4.03  are exclusive and shall preclude (to the extent lawful)
all other  rights and remedies  with respect to the  replacement  or payment of  mutilated,  destroyed, lost or stolen Notes.

         Section 4.04      Persons  Deemed  Owners.  Prior  to  due  presentment  for  registration  of transfer of any Note,  the Issuer,  the Indenture  Trustee and any agent of the Issuer or the Indenture
Trustee may treat the Person in whose name any Note is registered (as of the day of  determination)  as the owner of such Note for the purpose of receiving  payments of principal of and interest,  if any, on such Note and for all other purposes  whatsoever,  whether or not such Note be overdue, and none of the
Issuer,  the Indenture  Trustee or any agent of the Issuer or the  Indenture  Trustee shall be affected by notice to the contrary.

         Section 4.05      Cancellation.  All Notes surrendered for payment,  registration of transfer, exchange or  redemption  shall,  if  surrendered  to any Person other than the  Indenture  Trustee,  be delivered to the  Indenture  Trustee and shall be promptly  cancelled  by the  Indenture  Trustee.  The
Issuer  may at any time  deliver  to the  Indenture  Trustee  for  cancellation  any  Notes  previously authenticated  and delivered  hereunder  which the Issuer may have  acquired in any manner  whatsoever, and all Notes so delivered  shall be promptly  cancelled by the  Indenture  Trustee.  No Notes shall be authenticated  in lieu of or in exchange  for any Notes  cancelled  as provided in this  Section  4.05, except as expressly  permitted by this  Indenture.  All  cancelled  Notes may be held or disposed of by the Indenture  Trustee in  accordance  with its standard  retention or disposal  policy as in effect at the time unless the Issuer  shall  direct by an Issuer  Request  that they be  destroyed or returned to it;  provided,  however,  that such  Issuer  Request is timely  and the Notes have not been  previously disposed of by the Indenture Trustee.

         Section 4.06      Book-Entry  Notes.  The Notes,  upon original  issuance,  shall be issued in the form of typewritten  Notes  representing  the Book-Entry  Notes,  to be delivered to The Depository
Trust Company,  the initial  Depository,  by, or on behalf of, the Issuer.  Such Notes shall  initially be registered  on the Note  Register in the name of Cede & Co., the nominee of the initial  Depository, and no Beneficial Owner shall receive a Definitive Note representing  such Beneficial  Owner's interest in such Note,  except as  provided  in  Section 4.08.  Unless and until  definitive,  fully  registered
Notes (the "Definitive Notes") have been issued to Beneficial Owners pursuant to Section 4.08:

                  (a)      the provisions of this Section 4.06 shall be in full force and effect;

                  (b)      the Note Registrar and the Indenture  Trustee shall be entitled to deal with the Depository  for all purposes of this Indenture  (including the payment of principal of and interest on the Notes and the giving of instructions  or directions  hereunder) as the sole holder of the Notes, and shall have no obligation to the Beneficial Owners;

                  (c)      to the extent that the  provisions  of this  Section 4.06  conflict with any other provisions of this Indenture, the provisions of this Section 4.06 shall control;

                  (d)      the  rights  of  Beneficial  Owners  shall be  exercised  only  through  the
Depository  and shall be limited to those  established  by law and  agreements  between  such Owners of
Notes  and the  Depository  or the  Depository  Participants.  Unless  and until  Definitive  Notes are issued  pursuant to Section 4.08,  the initial  Depository  will make  book-entry  transfers  among the
Depository  Participants  and receive and  transmit  payments of principal of and interest on the Notes to such Depository Participants; and

                  (e)      whenever this Indenture  requires or permits  actions to be taken based upon instructions  or  directions  of  Noteholders  of Notes  evidencing a specified  percentage of the Note
Balances of the Notes,  the Depository  shall be deemed to represent such percentage only to the extent that it has received  instructions  to such effect from  Beneficial  Owners or Depository  Participants owning or  representing,  respectively,  such  required  percentage of the  beneficial  interest in the
Notes and has delivered such instructions to the Indenture Trustee.

         Section 4.07      Notices  to  Depository.  Whenever  a notice or other  communication  to the
Noteholders  of the Notes is required under this  Indenture,  unless and until  Definitive  Notes shall have been issued to Beneficial  Owners  pursuant to Section 4.08, the Indenture  Trustee shall give all such  notices  and  communications  specified  herein  to be given to  Noteholders  of the Notes to the
Depository, and shall have no obligation to the Beneficial Owners.

         Section 4.08      Definitive  Notes.  If (i) the  Depositor  determines that the Depository is no longer  willing or able to properly  discharge  its  responsibilities  with respect to the Notes and the Depositor is unable to locate a qualified  successor,  (ii) the  Depositor,  with the prior consent of the Beneficial  Owners,  notifies the Indenture  Trustee and the  Depository  that it has elected to terminate the book-entry  system through the  Depository,  or (iii) after the occurrence of an Event of
Default,  Beneficial Owners of Notes representing  beneficial interests aggregating at least a majority of  the  aggregate  Term  Note  Balance  of the  Notes  advise  the  Depository  in  writing  that  the continuation  of a book-entry  system  through the Depository is no longer in the best interests of the
Beneficial  Owners,  then the Depository shall notify all Beneficial  Owners and the Indenture  Trustee of the occurrence of any such event and of the  availability of Definitive  Notes to Beneficial  Owners requesting  the same.  Upon  surrender by the  Depository to the Indenture  Trustee of the  typewritten
Notes  representing  the Book-Entry  Notes by the Depository (or Percentage  Interest of the Book-Entry
Notes being  transferred  pursuant to clause (iii) above),  accompanied by  registration  instructions, the Issuer  shall  execute  and the  Indenture  Trustee  shall  authenticate  the  Definitive  Notes in accordance  with the  instructions  of the  Depository.  None of the Issuer,  the Note Registrar or the
Indenture  Trustee  shall be  liable  for any  delay in  delivery  of such  instructions,  and each may conclusively  rely on, and shall be  protected in relying on, such  instructions.  Upon the issuance of
Definitive  Notes,  the Indenture  Trustee shall recognize the  Noteholders of the Definitive  Notes as
Noteholders.

         Section 4.09      Tax  Treatment.  The Issuer has entered into this  Indenture,  and the Notes will be issued,  with the intention  that,  for federal,  state and local income,  single  business and franchise  tax  purposes,  the Notes will  qualify as  regular  interests  in a REMIC as defined in the
Code, which will be treated as indebtedness  for purposes of such taxes.  The Issuer,  by entering into this Indenture,  and each  Noteholder,  by its acceptance of its Note (and each Beneficial Owner by its acceptance of an interest in the  applicable  Book-Entry  Note),  agree to treat the Notes for federal, state and local income,  single business and franchise tax purposes as regular  interests in a REMIC as defined in the Code, which will be treated as indebtedness for purposes of such taxes.

         Section 4.10      Satisfaction  and Discharge of Indenture.  This Indenture  shall cease to be of further  effect with  respect to the Notes except as to (i) rights of  registration  of transfer and
exchange,  (ii)  substitution  of  mutilated,   destroyed,  lost  or  stolen  Notes,  (iii)  rights  of
Noteholders to receive payments of principal  thereof and interest  thereon,  (iv) Sections 3.03, 3.04,
3.06,  3.09, 3.16, 3.18 and 3.19, (v) the rights,  obligations and immunities of the Indenture  Trustee hereunder  (including  the rights of the Indenture  Trustee under Section 6.07 and the  obligations  of the Indenture  Trustee under Section 4.11) and (vi) the rights of Noteholders as  beneficiaries  hereof with respect to the property so deposited  with the  Indenture  Trustee  payable to all or any of them, and the  Indenture  Trustee,  on written  demand of and at the  expense of the  Issuer,  shall  execute proper  instruments  acknowledging  satisfaction  and discharge of this  Indenture  with respect to the
Notes, when:

                           (A)      either:

                                    (1) all Notes  theretofore  authenticated and delivered (other than
                           (i) Notes  that  have  been  destroyed,  lost or  stolen  and that have been replaced  or paid as  provided  in  Section 4.03  and  (ii) Notes  for whose payment money has  theretofore  been  deposited in trust or  segregated  and held  in  trust  by the  Issuer  and  thereafter  repaid  to the  Issuer  or
                           discharged  from  such  trust,  as  provided  in  Section 3.03)   have  been
                           delivered to the Indenture Trustee for cancellation; or

                                    (2) all Notes not  theretofore  delivered to the Indenture  Trustee for cancellation:

                                            a)   have become due and payable;

                                            b)   will become due and payable at the Final  Payment Date
                                    within one year; or

                                            c)   have  been  declared   immediately   due  and  payable
                                    pursuant to Section 5.02.

         and the Issuer,  in the case of (a) and (b) above,  has irrevocably  deposited or caused to be
         irrevocably   deposited  with  the  Indenture  Trustee  cash  or  direct   obligations  of  or
         obligations  guaranteed by the United  States of America  (which will mature prior to the date such amounts are  payable),  in trust for such  purpose,  in an amount  sufficient  to pay and discharge  the  entire  indebtedness  on such  Notes and  Certificates  then  Outstanding  not theretofore  delivered  to the  Indenture  Trustee  for  cancellation  when  due on the  Final
         Payment  Date,  as  evidenced  to  the  Indenture  Trustee  by an  accountant's  letter  or an
         Officer's Certificate of the Issuer;

                           (B)      the  Issuer  has paid or caused to be paid all other  sums  payable hereunder and under the Insurance Agreement by the Issuer; and

                           (C)      the Issuer has  delivered  to the  Indenture  Trustee an  Officer's
                  Certificate  and an Opinion of Counsel,  each meeting the applicable  requirements of
                  Section 10.01  and each stating that all  conditions  precedent  herein  provided for relating to the  satisfaction and discharge of this Indenture have been complied with and,  if the  Opinion  of  Counsel  relates  to a  deposit  made in  connection  with
                  Section 4.10(A)(2)b.  above,  such opinion  shall  further be to the effect that such deposit  will not have any  material  adverse tax  consequences  to the  Issuer,  any
                  Noteholders or any Certificateholders.

         Section 4.11      Application  of  Trust  Money.  All  monies  deposited  with  the  Indenture
Trustee  pursuant to Section 4.10 hereof shall be held in trust and applied by it, in  accordance  with the provisions of the Notes and this Indenture,  to the payment,  either directly or through any Paying
Agent or Certificate  Paying Agent, as the Indenture Trustee may determine,  to the  Securityholders of
Securities,  of all sums due and to become due  thereon for  principal  and  interest;  but such monies need not be segregated from other funds except to the extent required herein or required by law.

         Section 4.12      [Reserved].

         Section 4.13      Repayment  of   Monies   Held  by   Paying  Agent.  In  connection  with the
satisfaction  and discharge of this  Indenture  with respect to the Notes,  all monies then held by any
Paying Agent (other than the Indenture  Trustee) under the provisions of this Indenture with respect to such Notes shall,  upon demand of the Issuer,  be paid to the Indenture  Trustee to be held and applied according  to Section  3.05;  and  thereupon,  such Paying  Agent  shall be  released  from all further liability with respect to such monies.

         Section 4.14      Temporary  Notes.  Pending the  preparation  of any  Definitive  Notes,  the
Issuer may execute and upon its written  direction,  the Indenture  Trustee may  authenticate  and make available for delivery,  temporary Notes that are printed,  lithographed,  typewritten,  photocopied or otherwise  produced,  in any  denomination,  substantially of the tenor of the Definitive Notes in lieu of which they are issued  and with such  appropriate  insertions,  omissions,  substitutions  and other variations  as the officers  executing  such Notes may  determine,  as evidenced by their  execution of such Notes.

         If temporary Notes are issued,  the Issuer will cause  Definitive Notes to be prepared without unreasonable  delay.  After the  preparation  of the  Definitive  Notes,  the temporary  Notes shall be exchangeable  for  Definitive  Notes upon  surrender of the temporary  Notes at the office or agency of the Indenture  Trustee,  without charge to the Noteholder.  Upon surrender for  cancellation of any one or more temporary  Notes,  the Issuer shall execute and the Indenture  Trustee shall  authenticate  and make available for delivery,  in exchange  therefor,  Definitive Notes of authorized  denominations and of like tenor and aggregate  principal  amount.  Until so exchanged,  such temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

                                               ARTICLE V

                                         Default And Remedies

         Section 5.01      Events of  Default.  The  Issuer  shall  deliver  to the  Indenture  Trustee within five days after  learning of the  occurrence of any event that with the giving of notice and the lapse of time  would  become  an Event of  Default  under  clause  (c) of the  definition  of "Event of
Default"  written  notice in the form of an  Officer's  Certificate  of its status and what  action the
Issuer is taking or proposes to take with respect thereto.

         Section 5.02      Acceleration of Maturity;  Rescission and Annulment.  If an Event of Default
shall  occur and be  continuing,  then and in every  such  case the  Indenture  Trustee,  acting at the direction of the  Noteholders  of Notes  representing  not less than a majority of the  aggregate  Note
Balance of the Notes,  may declare the Notes to be  immediately  due and payable by a notice in writing to the Issuer (and to the Indenture  Trustee if given by Noteholders);  and upon any such  declaration, the unpaid  principal  amount of the Notes,  together with accrued and unpaid interest  thereon through the date of acceleration, shall become immediately due and payable.

         At any time after such  declaration  of  acceleration  of maturity with respect to an Event of
Default has been made and before a judgment  or decree for  payment of the money due has been  obtained by the  Indenture  Trustee  as  hereinafter  provided  in this  Article V,  the  Noteholders  of  Notes representing  a majority of the aggregate  Note Balance of the Notes,  by written  notice to the Issuer and the  Indenture  Trustee,  may in writing  waive the related  Event of Default and rescind and annul such declaration and its consequences if:

                  (a)      the  Issuer  has  paid  or  deposited  with  the  Indenture  Trustee  a  sum sufficient to pay:

                           (i)      all  payments  of  principal  of and  interest on the Notes and all other  amounts  that  would  then be due  hereunder  or upon the Notes if the Event of Default giving rise to such acceleration had not occurred;

                           (ii)     all sums paid or advanced by the  Indenture  Trustee  hereunder and the reasonable  compensation,  expenses,  disbursements  and advances of the Indenture Trustee and its agents and counsel; and

                           (iii)    all Events of Default,  other than the  nonpayment of the principal of the Notes that has become  due  solely by such  acceleration,  have been cured or waived as provided in Section 5.12.

         No such  rescission  shall  affect  any  subsequent  default  or impair  any right  consequent thereto.

         Section 5.03      Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.

                  (a)      The Issuer  covenants  that if default in the payment of (i) any interest on any Note when the same becomes due and payable,  and such default  continues for a period of five days, or (ii) the  principal  of or any  installment  of the  principal of any Note when the same becomes due and payable,  the Issuer  shall,  upon demand of the Indenture  Trustee,  pay to it, for the benefit of the Noteholders,  the entire amount then due and payable on the Notes for principal and interest,  with interest on the overdue  principal,  and in addition thereto such further amount as shall be sufficient to cover the costs and  expenses  of  collection,  including  the  reasonable  compensation,  expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

                  (b)      In case the  Issuer  shall  fail  forthwith  to pay such  amounts  upon such demand,  the  Indenture  Trustee,  in its own name and as trustee of an express  trust,  subject to the provisions of  Section 10.17  hereof,  may institute a Proceeding for the collection of the sums so due and unpaid,  and may prosecute  such  Proceeding to judgment or final decree,  and may enforce the same against the Issuer or other  obligor on the Notes and collect in the manner  provided by law out of the property  of the Issuer or other  obligor on the  Notes,  wherever  situated,  the monies  adjudged  or decreed to be payable.

                  (c)      If an  Event  of  Default  shall  occur  and be  continuing,  the  Indenture
Trustee,  subject to the provisions of  Section 10.17  hereof,  may, as more  particularly  provided in
Section 5.04,  in its  discretion  proceed  to  protect  and  enforce  its rights and the rights of the
Noteholders  by such  appropriate  Proceedings  as the Indenture  Trustee shall deem most  effective to protect  and  enforce  any such  rights,  whether  for the  specific  enforcement  of any  covenant  or agreement in this  Indenture or in aid of the exercise of any power granted  herein,  or to enforce any other proper remedy or legal or equitable  right vested in the Indenture  Trustee by this  Indenture or by law.

                  (d)      If there  shall be pending,  relative to the Issuer or any other  obligor on the Notes or any Person  having or claiming an  ownership  interest  in the Trust  Estate,  Proceedings under  Title 11  of the  United  States  Code or any  other  applicable  federal  or state  bankruptcy,
insolvency  or  other   similar  law,  or  if  a  receiver,   assignee  or  trustee  in  bankruptcy  or
reorganization,  liquidator,  sequestrator  or similar  official shall have been appointed for or taken possession  of the Issuer or its  property  or such other  obligor or Person,  or if there shall be any other comparable judicial  Proceedings  relative to the Issuer or other any other obligor on the Notes, or  relative to the  creditors  or property  of the Issuer or such other  obligor,  then the  Indenture
Trustee,  irrespective  of whether the  principal of any Notes shall then be due and payable as therein expressed or by  declaration  or otherwise,  and  irrespective  of whether the Indenture  Trustee shall have made any demand  pursuant to the provisions of this Section,  shall be entitled and empowered,  by intervention in such Proceedings or otherwise:

                           (i)      to file and  prove a claim  or  claims  for the  entire  amount  of principal  and  interest  owing and  unpaid  in  respect  of the Notes and to file such  other papers or  documents  as may be  necessary  or  advisable  in order to have the  claims of the
         Indenture  Trustee  (including any claim for reasonable  compensation to the Indenture Trustee and each predecessor  Indenture Trustee,  and their respective agents,  attorneys and counsel, and for  reimbursement  of all expenses and  liabilities  incurred,  and all advances made, by the  Indenture  Trustee  and  each  predecessor  Indenture  Trustee,  except  as a  result  of negligence,  willful  misconduct  or bad  faith)  and  of  the  Noteholders  allowed  in  such
         Proceedings;

                           (ii)     unless  prohibited by applicable  law and  regulations,  to vote on behalf  of the  Noteholders  in any  election  of a  trustee,  a  standby  trustee  or  Person performing similar functions in any such Proceedings;

                           (iii)    to collect  and  receive  any monies or other  property  payable or deliverable  on any such claims and to  distribute  all amounts  received  with respect to the claims of the Noteholders and of the Indenture Trustee on their behalf; and

                           (iv)     to file such proofs of claim and other  papers or  documents as may be  necessary  or  advisable  in order to have the  claims  of the  Indenture  Trustee  or the
         Noteholders  allowed in any judicial  proceedings  relative to the Issuer,  its  creditors and its property;

and any trustee,  receiver,  liquidator,  custodian or other similar official in any such Proceeding is hereby  authorized by each of such Noteholders to make payments to the Indenture  Trustee,  and, in the event the Indenture Trustee shall consent to the making of payments  directly to such  Noteholders,  to pay to the Indenture  Trustee such amounts as shall be sufficient to cover  reasonable  compensation to the Indenture Trustee,  each predecessor  Indenture Trustee and their respective agents,  attorneys and counsel,  and all other  expenses and  liabilities  incurred,  and all advances  made, by the Indenture
Trustee and each predecessor  Indenture Trustee,  except as a result of negligence,  willful misconduct or bad faith.

                  (e)      Nothing herein contained shall be deemed to authorize the Indenture  Trustee to  authorize  or  consent  to or vote for or accept or adopt on behalf of any  Noteholder  any plan of reorganization,  arrangement,  adjustment  or  composition  affecting  the  Notes or the  rights of any
Noteholder  thereof  or to  authorize  the  Indenture  Trustee  to vote in  respect of the claim of any
Noteholder  in any such  proceeding  except,  as  aforesaid,  to vote for the  election of a trustee in bankruptcy or similar Person.

                  (f)      All rights of action and of asserting claims under this Indenture,  or under any of the Notes,  may be enforced by the Indenture  Trustee without the possession of any of the Notes or the production  thereof in any trial or other Proceedings  relative thereto,  and any such action or proceedings  instituted  by the  Indenture  Trustee  shall be  brought in its own name as trustee of an express  trust,  and any recovery of judgment,  subject to the payment of the  expenses,  disbursements and  compensation of the Indenture  Trustee,  each predecessor  Indenture  Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Notes.

                  (g)      In  any  Proceedings  to  which  the  Indenture  Trustee  shall  be a  party
(including  any  Proceedings  involving the  interpretation  of any provision of this  Indenture),  the
Indenture  Trustee  shall be held to represent all  Noteholders,  and it shall not be necessary to make any Noteholder a party to any such Proceedings.

         Section 5.04      Remedies; Priorities.

                  (a)      If an Event of  Default  shall have  occurred  and be  continuing,  then the
Indenture  Trustee,  subject to the  provisions of  Section 10.17  hereof,  shall do one or more of the following, in each case subject to Section 5.05:

                           (i)      institute  Proceedings in its own name and as trustee of an express trust for the  collection  of all amounts  then  payable on the Notes or under this  Indenture with respect thereto,  whether by declaration or otherwise,  and all amounts payable under the
         Insurance  Agreement,  enforce any  judgment  obtained,  and  collect  from the Issuer and any other obligor on the Notes monies adjudged due;

                           (ii)     institute  Proceedings  from  time to  time  for  the  complete  or partial foreclosure of this Indenture with respect to the Trust Estate;

                           (iii)    exercise  any  remedies  of a secured  party under the UCC and take any other  appropriate  action to protect and enforce the rights and remedies of the Indenture
         Trustee and the Noteholders; and

                           (iv)     sell the Trust Estate or any portion  thereof or rights or interest therein,  at one or more public or private sales called and conducted in any manner  permitted by law;

provided,  however,  that the  Indenture  Trustee may not sell or otherwise  liquidate the Trust Estate following  an  Event  of  Default,  unless  (A)  the  Indenture  Trustee  obtains  the  consent  of the
Noteholders  of 100% of the  aggregate  Note  Balance of the Notes),  (B) the  proceeds of such sale or liquidation  distributable  to Noteholders are sufficient to discharge in full all amounts then due and unpaid upon the Notes for  principal  and interest or (C) the  Indenture  Trustee  determines  that the
Mortgage  Loans will not  continue  to provide  sufficient  funds for the payment of  principal  of and interest  on the  Notes as they  would  have  become  due if the Notes  had not been  declared  due and payable,  and the Indenture  Trustee  obtains the consent the  Noteholders  of 66 2/3% of the aggregate
Note Balance of the Notes).  In determining such  sufficiency or  insufficiency  with respect to clause
(B) and (C) above,  the Indenture  Trustee may, but need not,  obtain and rely,  and shall be protected in relying in good faith,  upon an opinion of an Independent  investment  banking or accounting firm of national  reputation as to the  feasibility  of such proposed  action and as to the  sufficiency of the
Trust  Estate for such  purpose.  Notwithstanding  the  foregoing,  provided  that a Servicing  Default shall not have  occurred,  any Sale (as defined in Section  5.15  hereof) of the Trust  Estate shall be made  subject to the  continued  servicing  of the  Mortgage  Loans by the  Servicer as provided in the
Servicing  Agreement.  Notwithstanding any sale of the Mortgage Loans pursuant to this Section 5.04(a), the Indenture  Trustee  shall,  for so long as any  principal or accrued  interest on the Notes remains unpaid, continue to act as Indenture Trustee hereunder.

                  (b)      If the  Indenture  Trustee  collects any money or property  pursuant to this
Article V, it shall pay out such money or property in the following order:

                  FIRST:   to the Indenture Trustee for amounts due under Section 6.07;

                  SECOND:  to the  Noteholders  of each Class of Notes,  pro rata,  for amounts due and unpaid on the related Notes for interest,  including  accrued and unpaid  interest on the Notes for any prior Payment Date, ratably,  without preference or priority of any kind,  according  to the  amounts  due and  payable on such Notes for  interest  from amounts available in the Trust Estate for such Noteholders;

                  THIRD:   to the  Noteholders  of each Class of Notes,  pro rata,  for amounts due and unpaid on the related Notes for principal,  ratably,  without  preference or priority of any kind,  according  to the amounts due and payable on such Notes for  principal, from  amounts  available  in  the  Trust  Estate  for  such  Noteholders,  until  the respective Note Balances of such Class have been reduced to zero;

                  FOURTH:  to the  Certificate  Paying Agent for amounts due under  Article VIII of the
                  Trust Agreement; and

                  SEVENTH: to the payment of the  remainder,  if any, to the Issuer or any other person legally entitled thereto.

         The  Indenture  Trustee may fix a record date and payment date for any payment to  Noteholders pursuant to this  Section 5.04.  At least 15 days before such record date, the Indenture  Trustee shall mail to each  Noteholder  a notice that states the record  date,  the payment date and the amount to be paid.

         Section 5.05      Optional  Preservation of the Trust Estate.  If the Notes have been declared due and  payable  under  Section  5.02  following  an Event of  Default  and such  declaration  and its consequences  have not been rescinded and annulled,  the Indenture  Trustee may, but need not, elect to take and  maintain  possession  of the Trust  Estate.  It is the desire of the  parties  hereto and the
Noteholders  that there be at all times  sufficient  funds for the payment of principal of and interest on the Notes and other  obligations  of the Issuer,  and the  Indenture  Trustee shall take such desire into account when determining  whether or not to take and maintain  possession of the Trust Estate.  In determining  whether to take and maintain  possession of the Trust Estate,  the Indenture  Trustee may, but need not,  obtain and rely, and shall be protected in relying in good faith,  upon an opinion of an
Independent  investment  banking or accounting  firm of national  reputation as to the  feasibility  of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

         Section 5.06      Limitation  of Suits.  No  Noteholder  shall have any right to institute any
Proceeding,  judicial  or  otherwise,  with  respect to this  Indenture,  or for the  appointment  of a receiver  or trustee,  or for any other  remedy  hereunder,  unless and  subject to the  provisions  of
Section 10.17 hereof:

                  (a)      such Noteholder  shall have previously given written notice to the Indenture
Trustee of a continuing Event of Default;

                  (b)      the  Noteholders  of not less than 25% of the aggregate  Note Balance of the
Notes  shall have made  written  request to the  Indenture  Trustee to  institute  such  Proceeding  in respect of such Event of Default in its own name as Indenture Trustee hereunder;

                  (c)      such  Noteholder or  Noteholders  shall have offered the  Indenture  Trustee reasonable  indemnity  against the costs,  expenses and  liabilities  to be incurred by it in complying with such request;

                  (d)      the Indenture Trustee for 60 days after its receipt of such notice,  request and offer of indemnity shall have failed to institute such Proceedings; and

                  (e)      no direction  inconsistent  with such written  request shall have been given to the Indenture  Trustee  during such 60-day period by the  Noteholders of a majority of the aggregate
Note Balance of the Notes.

         It is understood and intended that no Noteholder  shall have any right in any manner  whatever by virtue  of, or by  availing  itself of,  any  provision  of this  Indenture  to  affect,  disturb or prejudice  the  rights  of any  other  Noteholders  or to  obtain  or to seek  to  obtain  priority  or preference  over any other  Noteholders  or to enforce  any right under this  Indenture,  except in the manner herein provided.

         In the event the Indenture  Trustee shall receive  conflicting  or  inconsistent  requests and indemnity  from two or more  groups of  Noteholders,  each  representing  less than a  majority  of the aggregate Note Balance of the Notes,  the Indenture  Trustee shall act at the direction of the group of
Noteholders  with the greater Note  Balance.  In the event that the  Indenture  Trustee  shall  receive
conflicting  or   inconsistent   requests  and  indemnity  from  two  or  more  groups  of  Noteholders representing  the same Note Balance,  then the Indenture  Trustee in its sole  discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

         Section 5.07      Unconditional  Rights of  Noteholders  to Receive  Principal  and  Interest.
Subject to the provisions of this  Indenture,  the  Noteholder of any Note shall have the right,  which is absolute and  unconditional,  to receive  payment of the principal of and interest,  if any, on such
Note on or after the  respective  due dates thereof  expressed in such Note or in this Indenture and to institute suit for the  enforcement of any such payment,  and such right shall not be impaired  without the consent of such Noteholder.

         Section 5.08      Restoration  of  Rights  and  Remedies.  If  the  Indenture  Trustee  or any
Noteholder  has  instituted any Proceeding to enforce any right or remedy under this Indenture and such
Proceeding has been  discontinued or abandoned for any reason or has been  determined  adversely to the
Indenture  Trustee  or to such  Noteholder,  then and in every  such  case the  Issuer,  the  Indenture
Trustee  and the  Noteholders  shall,  subject to any  determination  in such  Proceeding,  be restored severally  and  respectively  to their  former  positions  hereunder,  and  thereafter  all  rights and remedies of the Indenture  Trustee and the Noteholders  shall continue as though no such Proceeding had been instituted.

         Section 5.09      Rights and Remedies  Cumulative.  No right or remedy herein  conferred  upon or reserved to the  Indenture  Trustee or the  Noteholders  is  intended to be  exclusive  of any other right or remedy,  and every right and remedy shall,  to the extent  permitted by law, be cumulative and in addition to every other right and remedy given  hereunder  or now or  hereafter  existing at law, in equity or  otherwise.  The  assertion or  employment  of any right or remedy  hereunder,  or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         Section 5.10      Delay or  Omission  Not a  Waiver.  No delay or  omission  of the  Indenture
Trustee or any  Noteholder  to exercise any right or remedy  accruing  upon any Event of Default  shall impair  any such  right  or  remedy  or  constitute  a  waiver  of any  such  Event  of  Default  or an acquiescence  therein.  Every  right and  remedy  given by this  Article  V or by law to the  Indenture
Trustee  or to the  Noteholders  may be  exercised  from  time to time,  and as often as may be  deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

         Section 5.11      Control by  Noteholders.  The  Noteholders  of a majority  of the  aggregate
Note  Balance  of Notes  shall have the right to direct the time,  method and place of  conducting  any
Proceeding  for any remedy  available to the Indenture  Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee, provided that:

                  (a)      such  direction  shall not be in conflict  with any rule of law or with this
Indenture;

                  (b)      subject  to  the  express  terms  of  Section 5.04,  any  direction  to  the
Indenture  Trustee  to sell or  liquidate  the  Trust  Estate  shall  be by the  Noteholders  of  Notes representing not less than 100% of the aggregate Note Balance of the Notes;

                  (c)      if the  conditions set forth in  Section 5.05  shall have been satisfied and the Indenture  Trustee elects to retain the Trust Estate  pursuant to such Section,  then any direction to the Indenture  Trustee by  Noteholders  of Notes  representing  less than 100% of the aggregate Note
Balance of the Notes to sell or liquidate the Trust Estate shall be of no force and effect; and

                  (d)      the  Indenture  Trustee  may take any  other  action  deemed  proper  by the
Indenture Trustee that is not inconsistent with such direction.

Notwithstanding  the rights of  Noteholders  set forth in this Section,  subject to  Section 6.01,  the
Indenture  Trustee need not take any action that it determines (in its sole  discretion)  might involve it in liability or might  materially  adversely  affect the rights of any Noteholders not consenting to such action, unless the Trustee has received satisfactory indemnity from a Noteholder.

         Section 5.12      Waiver of Past Defaults.  Prior to the  declaration of the  acceleration  of the  maturity of the Notes as provided in Section  5.02,  the  Noteholders  of not less than a majority of the aggregate Note Balance of the Notes,  may waive any past Event of Default and its  consequences, except an Event of  Default  (a) with  respect to payment of  principal  of or  interest  on any of the
Notes or (b) in respect of a covenant or  provision  hereof that cannot be modified or amended  without the  consent  of the  Noteholder  of each  Note.  In the  case of any  such  waiver,  the  Issuer,  the
Indenture  Trustee and the  Noteholders  shall be restored to their  respective  former  positions  and rights  hereunder;  but no such  waiver  shall  extend to any  subsequent  or other Event of Default or impair any right consequent thereto.

         Upon any such  waiver,  any Event of Default  arising  therefrom  shall be deemed to have been cured and not to have occurred,  for every purpose of this  Indenture;  but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereto.

         Section 5.13      Undertaking  for  Costs.  All  parties  to this  Indenture  agree,  and each
Noteholder by such  Noteholder's  acceptance  of the related Note shall be deemed to have agreed,  that any court may in its discretion  require,  in any Proceeding for the enforcement of any right or remedy under this  Indenture,  or in any  Proceeding  against  the  Indenture  Trustee  for any action  taken, suffered or omitted by it as Indenture  Trustee,  the filing by any party  litigant in such  Proceeding of an  undertaking  to pay the  costs of such  Proceeding,  and that such  court may in its  discretion assess  reasonable  costs,  including  reasonable  attorneys' fees,  against any party litigant in such
Proceeding,  having due regard to the  merits  and good  faith of the claims or  defenses  made by such party  litigant;  but the  provisions  of this  Section  5.13  shall  not  apply to (a) any  Proceeding instituted by the Indenture  Trustee,  (b) any  Proceeding  instituted by any  Noteholder,  or group of
Noteholders,  in each case holding in the aggregate  more than 10% of the aggregate Note Balance of the
Notes or (c) any  Proceeding  instituted  by any  Noteholder  for the  enforcement  of the  payment  of principal of or interest on any Note on or after the  respective  due dates  expressed in such Note and in this Indenture.

         Section 5.14      Waiver of Stay or Extension  Laws. The Issuer  covenants (to the extent that it may  lawfully  do so)  that  it  will  not at any  time  insist  upon,  or  plead  or in any  manner whatsoever,  claim or take the benefit or  advantage  of, any stay or extension  law wherever  enacted, now or at any time  hereafter  in force,  that may  affect the  covenants  or the  performance  of this
Indenture;  and the Issuer (to the  extent  that it may  lawfully  do so) hereby  expressly  waives all benefit or  advantage  of any such law,  and  covenants  that it shall not hinder,  delay or impede the execution  of any power  herein  granted  to the  Indenture  Trustee,  but will  suffer  and permit the execution of every such power as though no such law had been enacted.

         Section 5.15      Sale of Trust Estate.

                  (a)      The power to effect any sale or other  disposition (a "Sale") of any portion of the Trust Estate  pursuant to  Section 5.04  is expressly  subject to the provisions of Section 5.05 and this  Section 5.15.  The power to effect  any such Sale shall not be  exhausted  by any one or more
Sales as to any portion of the Trust Estate remaining unsold,  but shall continue  unimpaired until the entire Trust Estate shall have been sold or all amounts  payable on the Notes and under this  Indenture and under the Insurance  Agreement  shall have been paid.  The Indenture  Trustee may from time to time postpone  any  public  Sale by  public  announcement  made at the time  and  place  of such  Sale.  The
Indenture  Trustee hereby  expressly  waives its right to any amount fixed by law as  compensation  for any Sale.

                  (b)      The  Indenture  Trustee shall not in any private Sale sell the Trust Estate, or any portion thereof, unless:

                           (i)      the proceeds of such Sale would be not less than the entire  amount that would be  payable to the  Noteholders  under the Notes and the  Certificateholders  under the  Certificates,  in full payment  thereof in accordance with  Section 5.02,  on the Payment
         Date next succeeding the date of such Sale, or

                           (ii)     the Indenture Trustee determines, in its sole discretion,  that the conditions  for  retention of the Trust Estate set forth in  Section 5.05  cannot be satisfied
         (in making any such  determination,  the Indenture  Trustee may rely and shall be protected in relying in good faith upon an opinion of an Independent  investment  banking firm obtained and delivered as provided in Section 5.05).

The  purchase  by the  Indenture  Trustee of all or any portion of the Trust  Estate at a private  Sale shall not be deemed a Sale or other disposition thereof for purposes of this Section 5.15(b).

                  (c)      Unless the  Noteholders  shall have  otherwise  consented  or  directed  the
Indenture  Trustee,  at any public  Sale of all or any  portion of the Trust  Estate at which a minimum
bid equal to or greater than the amount  described in paragraph  (ii) of Section   5.15(b) has not been
established  by the  Indenture  Trustee  and no Person  bids an amount  equal to or  greater  than such amount,  then the  Indenture  Trustee  shall bid an amount at least $1.00 more than the  highest  other bid, which bid shall be subject to the provisions of Section 5.15(d)(ii) herein.

                  (d)      In connection with a Sale of all or any portion of the Trust Estate:

                           (i)      any Noteholder may bid for purchase the property  offered for sale, and upon  compliance  with the terms of sale may hold,  retain and possess and dispose of such property,  without  further  accountability,  and may, in paying the purchase money  therefor, deliver  any Notes or claims  for  interest  thereon  in lieu of cash up to the  amount  which shall,  upon  distribution  of the net  proceeds of such sale,  be payable  thereon,  and such
         Notes,  in case the  amounts so  payable  thereon  shall be less than the amount due  thereon, shall be returned to the Noteholders  thereof after being  appropriately  stamped to show such partial payment;

                           (ii)     the Indenture  Trustee may bid for and acquire the property offered for Sale in connection with any Sale thereof and,  subject to any  requirements of, and to the extent permitted by, applicable law in connection  therewith,  may purchase all or any portion of the  Trust  Estate in a  private  sale.  In lieu of paying  cash  therefor,  the  Indenture
         Trustee may make  settlement  for the purchase price by crediting the gross Sale price against the  sum  of  (A)  the  amount  that  would  be  distributable  to  the  Noteholders  and  the
         Certificateholders  as a  result  of such  Sale in  accordance  with  Section  5.04(b)  on the
         Payment  Date next  succeeding  the date of such Sale and (B) the  expenses of the Sale and of any  Proceedings in connection  therewith that are  reimbursable to it, without being required to  produce  the Notes in order to  complete  any such Sale or in order for the net Sale price to be credited  against  such Notes,  and any  property so acquired by the  Indenture  Trustee shall be held and dealt with by it in accordance with the provisions of this Indenture;

                           (iii)    the  Indenture  Trustee  shall  execute and deliver an  appropriate instrument  of  conveyance  transferring  its  interest in any portion of the Trust  Estate in connection with a Sale thereof;

                           (iv)     the  Indenture  Trustee is hereby  irrevocably  appointed the agent and  attorney-in-fact  of the Issuer to transfer and convey its interest in any portion of the
         Trust Estate in  connection  with a Sale thereof,  and to take all action  necessary to effect such Sale; and

                           (v)      no  purchaser  or  transferee  at such a Sale  shall  be  bound  to ascertain the Indenture Trustee's  authority,  inquire into the satisfaction of any conditions precedent or see to the application of any monies.

         Section 5.16      Action  on  Notes.  The  Indenture  Trustee's  right  to  seek  and  recover judgment  on the Notes or under this  Indenture  shall not be  affected by the  seeking,  obtaining  or application  of any other  relief  under or with  respect to this  Indenture.  Neither the lien of this
Indenture nor any rights or remedies of the Indenture  Trustee or the Noteholders  shall be impaired by the  recovery  of any  judgment  by the  Indenture  Trustee  against  the  Issuer or by the levy of any execution  under such  judgment  upon any portion of the Trust  Estate or upon any of the assets of the
Issuer.  Any money or property  collected by the Indenture  Trustee shall be applied in accordance with
Section 5.04(b).

         Section 5.17      Performance and Enforcement of Certain Obligations.

                  (a)      Promptly  following  a  written  request  from the  Indenture  Trustee,  the
Issuer,  in its  capacity as owner of the  Mortgage  Loans,  shall take all such  lawful  action as the
Indenture  Trustee may request to cause the Issuer to compel or secure the  performance  and observance by the Sellers and the Servicer,  as  applicable,  of each of their  obligations to the Issuer under or in connection  with the Purchase  Agreement and the  Servicing  Agreement,  and to exercise any and all rights,  remedies,  powers and privileges  lawfully available to the Issuer under or in connection with the Purchase  Agreement  and the  Servicing  Agreement to the extent and in the manner  directed by the
Indenture Trustee,  as pledgee of the Mortgage Loans,  including the transmission of notices of default on the part of the Sellers or the Servicer  thereunder and the  institution of legal or  administrative actions or  proceedings  to compel or secure  performance  by the  Sellers or the  Servicer  of each of their obligations under the Purchase Agreement and the Servicing Agreement.

                  (b)      If an Event of Default shall have occurred and be continuing,  the Indenture
Trustee,  as pledgee of the  Mortgage  Loans may, and at the  direction  (which  direction  shall be in writing or by telephone  (confirmed in writing  promptly  thereafter)) of the Noteholders of 66 2/3% of the aggregate Note Balance of the Notes, shall, exercise all rights, remedies,  powers,  privileges and claims of the Issuer  against the Sellers or the  Servicer  under or in  connection  with the  Purchase
Agreement  and the  Servicing  Agreement,  including the right or power to take any action to compel or secure  performance or observance by the Sellers or the Servicer,  as the case may be, of each of their obligations to the Issuer thereunder and to give any consent,  request,  notice,  direction,  approval, extension or waiver under the Purchase Agreement and the Servicing  Agreement,  as the case may be, and any right of the  Issuer to take such  action  shall not be  suspended.  In  connection  therewith,  as determined  by the  Indenture  Trustee,  the Issuer  shall  take all  actions  necessary  to effect the transfer of the Mortgage Loans to the Indenture Trustee.

                                              ARTICLE VI

                                         The Indenture Trustee

         Section 6.01      Duties of Indenture Trustee.

                  (a)      If an Event of Default shall have occurred and be continuing,  the Indenture
Trustee  shall  exercise the rights and powers  vested in it by this  Indenture and use the same degree of care and skill in their exercise as a prudent  Person would exercise or use under the  circumstances in the conduct of such Person's own affairs.

                  (b)      Except during the continuance of an Event of Default:

                           (i)      the  Indenture  Trustee  undertakes to perform such duties and only such  duties as are  specifically  set forth in this  Indenture  and no implied  covenants  or obligations shall be read into this Indenture against the Indenture Trustee; and

                           (ii)     in the absence of bad faith on its part, the Indenture  Trustee may conclusively  rely,  as to the truth of the  statements  and the  correctness  of the opinions expressed therein,  upon certificates,  reports or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture;  provided,  however,  that the Indenture
         Trustee  shall  examine the  certificates,  reports and opinions to  determine  whether or not they conform to the requirements of this Indenture.

                  (c)      The  Indenture  Trustee  may  not be  relieved  from  liability  for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                           (i)      this paragraph does not limit the effect of Section 6.01(a);

                           (ii)     the  Indenture  Trustee  shall  not be  liable  for  any  error  of judgment  made in good faith by a Responsible  Officer  unless it is proved that the Indenture
         Trustee was negligent in ascertaining the pertinent facts; and

                           (iii)    the  Indenture  Trustee  shall not be liable  with  respect  to any action it takes or omits to take in good faith in accordance  with a direction  received by it pursuant to Section 5.11.

                  (d)      The  Indenture  Trustee  shall  not be  liable  for  interest  on any  money received by it except as the Indenture Trustee may agree in writing with the Issuer.

                  (e)      Money held in trust by the  Indenture  Trustee need not be  segregated  from other  funds  except  to the  extent  required  by law or the  terms  of this  Indenture  or the  Trust
Agreement.

                  (f)      No  provision  of this  Indenture  shall  require the  Indenture  Trustee to expend or risk its own funds or otherwise  incur  financial  liability in the performance of any of its duties  hereunder  or in the  exercise  of any of its  rights or powers,  if it shall  have  reasonable grounds to believe that  repayment of such funds or adequate  indemnity  against such risk or liability is not reasonably assured to it.

                  (g)      Every  provision of this Indenture  relating to the conduct or affecting the liability of or affording  protection  to the Indenture  Trustee shall be subject to the  provisions of this Section and to the provisions of TIA.

                  (h)      The Indenture  Trustee  hereby accepts  appointment  as  Certificate  Paying
Agent  under the  Trust  Agreement  and  agrees to be bound by the  provisions  of the Trust  Agreement relating to the  Certificate  Paying  Agent.  The  Indenture  Trustee  hereby agrees to be bound by the provisions of Article IX of the Trust Agreement.

                  (i)      The  Indenture  Trustee shall not be required to take notice or be deemed to have  notice  or  knowledge  of any Event of  Default  (except  for an Event of  Default  specified  in clause (a) of the definition  thereof) unless a Responsible Officer of the Indenture Trustee shall have received  written  notice or have actual  knowledge  thereof.  In the absence of receipt of such notice or such knowledge,  the Indenture Trustee may conclusively  assume that there is no default or Event of
Default.

                  (j)      The  Indenture  Trustee shall have no duty to see to any recording or filing of any financing  statement or continuation  statement  evidencing a security interest or to see to the maintenance of any such recording or filing or to any rerecording or refiling of any thereof.

         Section 6.02      Rights of Indenture Trustee.

                  (a)      The  Indenture  Trustee  may  rely and  shall  be  protected  in  acting  or refraining from acting in good faith upon any resolution,  Officer's  Certificate,  opinion of counsel, certificate of auditors, or any other certificate,  statement,  instrument,  report, notice, consent or other  document  believed  by it to be  genuine  and to have been  signed or  presented  by the  proper person.  The Indenture Trustee need not investigate any fact or matter stated in any such document.

                  (b)      Before the Indenture  Trustee acts or refrains  from acting,  it may require an Officer's  Certificate or an Opinion of Counsel.  The Indenture  Trustee shall not be liable for any action  it takes  or omits to take in good  faith in  reliance  on any such  Officer's  Certificate  or
Opinion of Counsel.

                  (c)      The Indenture  Trustee may execute any of the trusts or powers  hereunder or perform any duties  hereunder  either  directly or by or through  agents or attorneys or a custodian or nominee,  and the Indenture  Trustee shall not be  responsible  for any misconduct or negligence on the part of, or for the supervision of, any such agent,  attorney,  custodian or nominee appointed with due care by it hereunder.

                  (d)      The  Indenture  Trustee shall not be liable for any action it takes or omits to take in good faith  which it  believes to be  authorized  or within its rights or powers;  provided, however,  that the Indenture  Trustee's conduct does not constitute willful  misconduct,  negligence or bad faith.

                  (e)      The Indenture  Trustee may consult with  counsel,  and the advice or opinion of counsel with respect to legal  matters  relating to this  Indenture  and the Notes shall be full and complete  authorization  and  protection  from  liability  in respect to any action  taken,  omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

                  (f)      The Indenture  Trustee shall not be personally  liable for any action taken, suffered or omitted by it in good faith and believed by it to be  authorized  or within the  discretion or rights or powers  conferred upon it by this Indenture,  unless it shall be proved that the Indenture
Trustee was negligent in ascertaining the pertinent facts.

                  (g)      Prior to the  occurrence  of an Event of  Default  hereunder,  and after the curing or waiver of all Events of Default that may have  occurred,  the Indenture  Trustee shall not be bound to make any  investigation  into the  facts or  matters  stated in any  resolution,  certificate, statement,  instrument,  opinion,  report, notice,  request,  consent,  order, approval,  bond or other paper or document,  unless requested in writing to do so by the Noteholders  representing a majority of the aggregate Note Balance;  provided,  however,  that if the payment  within a reasonable  time to the
Indenture  Trustee of the costs,  expenses or liabilities  likely to be incurred by it in the making of such  investigation is, in the opinion of the Indenture  Trustee,  not assured to the Indenture Trustee by the  security  afforded  to it by the terms of this  Indenture,  the  Indenture  Trustee may require indemnity  satisfactory  to the  Indenture  Trustee  against  such  cost,  expense  or  liability  as a condition to taking any such action.

                  (h)      The  Indenture  Trustee  shall be under no obligation to exercise any of the trusts or powers  vested in it by this  Indenture  or to  institute,  conduct or defend any  litigation hereunder  or in  relation  hereto  at the  request,  order  or  direction  of any of the  Noteholders, pursuant  to the  provisions  of this  Indenture,  unless the  Noteholders  shall  have  offered to the
Indenture Trustee  reasonable  security or indemnity against the costs,  expenses and liabilities which may be incurred  therein or thereby;  nothing  contained herein shall,  however,  relieve the Indenture
Trustee of the  obligation,  upon the  occurrence  of an Event of Default  (which has not been cured or waived),  to  exercise  such of the rights and powers  vested in it by this  Indenture,  and to use the same degree of care and skill in their  exercise as a prudent  investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

         Section 6.03      Individual  Rights  of  Indenture  Trustee.  The  Indenture  Trustee  in its
individual or any other  capacity may become the owner or pledgee of Notes and may otherwise  deal with the  Issuer or its  Affiliates  with the same  rights it would have if it were not  Indenture  Trustee.
Any Note  Registrar,  co-registrar or co-paying  agent may do the same with like rights.  However,  the
Indenture Trustee must comply with Sections 6.11 and 6.12.

         Section 6.04      Indenture  Trustee's   Disclaimer.   The  Indenture  Trustee  shall  not  be
(i) responsible  for and makes no  representation  as to the validity or adequacy of this  Indenture or the Notes,  (ii)  accountable for the Issuer's use of the proceeds from the Notes or  (iii) responsible for any  statement of the Issuer in this  Indenture or in any document  issued in  connection  with the sale of the Notes or in the Notes,  other than the Indenture  Trustee's  certificate of  authentication thereon.

         Section 6.05      Notice  of Event of  Default.  If an Event of  Default  shall  occur  and be continuing,  and if such Event of Default is known to a Responsible  Officer of the Indenture  Trustee, the Indenture  Trustee  shall mail to each  Noteholder  notice of such Event of Default  within 90 days after it occurs.  Except in the case of an Event of Default  with  respect to the payment of  principal of or  interest  on any Note,  the  Indenture  Trustee  may  withhold  such  notice if and so long as a committee of its Responsible  Officers in good faith  determines that withholding such notice is in the interests of the Noteholders.

         Section 6.06      Reports by Indenture  Trustee to  Noteholders.  The Indenture  Trustee shall deliver to each  Noteholder  such  information as may be required to enable such  Noteholder to prepare its federal and state income tax returns.  In addition,  upon Issuer  Request,  the  Indenture  Trustee shall  promptly  furnish  such  information  reasonably  requested  by the  Issuer  that is  reasonably available  to the  Indenture  Trustee to enable the Issuer to perform its federal and state  income tax reporting obligations.

         Section 6.07      Compensation and Indemnity.  The Indenture  Trustee shall be compensated and indemnified  by the Servicer in accordance  with Section 6.06 of the Servicing  Agreement.  All amounts owing the  Indenture  Trustee  hereunder  in excess of such  amount,  as well as any amount owed to the
Indenture  Trustee in  accordance  with  Section  6.06 of the  Servicing  Agreement,  to the extent the
Servicer  has failed to pay such  amount,  shall be paid  solely as  provided  in Section  3.05  hereof
(subject to the  priorities  set forth  therein).  The Indenture  Trustee's  compensation  shall not be limited by any law on  compensation  of a trustee of an express trust.  The Issuer shall  reimburse the
Indenture  Trustee for all reasonable  out-of-pocket  expenses  incurred or made by it, including costs of  collection,  in addition to the  compensation  for its services.  Such  expenses  shall include the reasonable  compensation,  expenses,  disbursements  and advances of the  Indenture  Trustee's  agents, counsel,  accountants  and experts.  The Issuer shall  indemnify the Indenture  Trustee against any and all loss,  liability or expense  (including  attorneys'  fees)  incurred by it in  connection  with the administration  of this  trust and the  performance  of its duties  hereunder.  The  Indenture  Trustee shall  notify  the  Issuer  promptly  of any  claim  for which it may seek  indemnity.  Failure  by the
Indenture  Trustee to so notify the Issuer shall not relieve the Issuer of its  obligations  hereunder.
The Issuer shall defend any such claim,  and the Indenture  Trustee may have  separate  counsel and the
Issuer shall pay the fees and expenses of such  counsel.  The Issuer is not  obligated to reimburse any expense or indemnify  against any loss,  liability or expense incurred by the Indenture Trustee through the Indenture Trustee's own willful misconduct, negligence or bad faith.

         The Issuer's  payment  obligations  to the  Indenture  Trustee  pursuant to this  Section 6.07 shall  survive the  discharge of this  Indenture or the  termination  or  resignation  of the Indenture
Trustee.  When the  Indenture  Trustee  incurs  expenses  after the  occurrence  of an Event of Default specified in clause (c) or (d) of the  definition  thereof with  respect to the Issuer,  such  expenses are intended to constitute  expenses of administration  under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.

         Section 6.08      Replacement  of  Indenture  Trustee.   No  resignation  or  removal  of  the
Indenture  Trustee and no appointment of a successor  Indenture  Trustee shall become  effective  until the  acceptance of appointment by the successor  Indenture  Trustee  pursuant to this Section 6.08. The
Indenture  Trustee may resign at any time by so notifying  the Issuer.  The  Noteholders  of a majority of the  aggregate  Note  Balance of the Notes may  remove the  Indenture  Trustee by so  notifying  the
Indenture  Trustee  (if given by such  Noteholders)  and may  appoint a  successor  Indenture  Trustee.
Unless a Servicer  Default has occurred and is continuing,  the appointment of any successor  Indenture
Trustee  shall be subject to the prior written  approval of the  Servicer.  The Issuer shall remove the
Indenture Trustee if:

                  (a)      the Indenture Trustee fails to comply with Section 6.11;

                  (b)      the Indenture Trustee is adjudged a bankrupt or insolvent;

                  (c)      a receiver or other public officer takes charge of the Indenture  Trustee or its property; or

                  (d)      the Indenture  Trustee  otherwise becomes incapable of fulfilling its duties under the Basic Documents.

         If the  Indenture  Trustee  resigns or is removed or if a vacancy  exists in the office of the
Indenture  Trustee for any reason (the Indenture  Trustee in such event being referred to herein as the retiring Indenture  Trustee),  the Issuer shall promptly appoint a successor  Indenture Trustee,  which consent shall not be unreasonably  withheld.  In addition,  the Indenture Trustee shall resign to avoid being directly or indirectly controlled by the Issuer.

         A successor  Indenture  Trustee shall deliver a written  acceptance of its  appointment to the retiring  Indenture  Trustee and to the Issuer.  Thereupon,  the resignation or removal of the retiring
Indenture  Trustee  shall become  effective,  and the  successor  Indenture  Trustee shall have all the rights,  powers and duties of the Indenture  Trustee  under this  Indenture.  The  successor  Indenture
Trustee  shall mail a notice of its  succession  to the  Noteholders.  The retiring  Indenture  Trustee shall  promptly  transfer  all  property  held by it as Indenture  Trustee to the  successor  Indenture
Trustee.

         If a  successor  Indenture  Trustee  does not take  office  within 60 days after the  retiring
Indenture  Trustee  resigns or is  removed,  then the  retiring  Indenture  Trustee,  the Issuer or the
Noteholders  of a majority of  aggregate  Note Balance of the Notes may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

         If the Indenture  Trustee fails to comply with  Section 6.11,  any Noteholder may petition any court of competent  jurisdiction  for the removal of the  Indenture  Trustee and the  appointment  of a successor Indenture Trustee.

         Notwithstanding  the  replacement  of the  Indenture  Trustee  pursuant to this  Section,  the
Issuer's  obligations  under  Section 6.07  shall  continue for the benefit of the  retiring  Indenture
Trustee.

         Section 6.09      Successor   Indenture   Trustee  by  Merger.   If  the   Indenture   Trustee
consolidates  with,  merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another  corporation or banking  association,  then the resulting,  surviving or transferee  corporation  without any further act shall be the successor  Indenture  Trustee;  provided, that such corporation or banking  association  shall be otherwise  qualified and eligible under Section
6.11.  The  Indenture  Trustee  shall  provide  the Rating  Agencies  with  written  notice of any such transaction occurring after the Closing Date.

         If at the time of any such  succession  by merger,  conversion  or  consolidation,  any of the
Notes  shall have been  authenticated  but not  delivered,  then any such  successor  to the  Indenture
Trustee may adopt the  certificate  of  authentication  of any  predecessor  trustee,  and deliver such
Notes so  authenticated.  If at such time any of the  Notes  shall  not have  been  authenticated,  any successor to the Indenture  Trustee may  authenticate  such Notes either in the name of any predecessor hereunder  or in the name of the  successor  to the  Indenture  Trustee;  and in all such  cases,  such certificates  shall have the full force that it is anywhere in the Notes or in this Indenture  provided that the certificate of the Indenture Trustee shall have.

         Section 6.10      Appointment of Co-Indenture Trustee or Separate Indenture Trustee.

                  (a)      Notwithstanding  any other  provisions of this  Indenture,  at any time, for the  purpose  of  meeting  any legal  requirement  of any  jurisdiction  in which any part of the Trust
Estate may at such time be  located,  the  Indenture  Trustee  shall have the power and may execute and deliver all  instruments  to appoint one or more  Persons to act as a  co-trustee  or  co-trustees,  or separate  trustee or separate  trustees,  of all or any part of the Issuer,  and to vest in such Person or Persons,  in such capacity and for the benefit of the  Noteholders,  such title to the Trust Estate, or any part  thereof,  and,  subject to the other  provisions  of this  Section,  such powers,  duties, obligations,  rights and trusts as the Indenture  Trustee may consider  necessary or  desirable.  No co trustee  or  separate  trustee  hereunder  shall be  required  to meet the  terms of  eligibility  as a successor  trustee  under Section  6.11,  and no notice to  Noteholders  of the  appointment  of any co trustee or separate trustee shall be required under Section 6.08 hereof.

                  (b)      Every separate  trustee and  co-trustee  shall,  to the extent  permitted by law, be appointed and act subject to the following provisions and conditions:

                           (i)      all rights,  powers,  duties and  obligations  conferred or imposed upon the  Indenture  Trustee  shall be conferred or imposed upon and exercised or performed by the Indenture  Trustee and such separate  trustee or co-trustee  jointly (it being  understood that such  separate  trustee or co-trustee is not  authorized  to act  separately  without the
         Indenture  Trustee  joining  in such  act),  except to the  extent  that  under any law of any jurisdiction  in which any  particular  act or acts are to be performed the Indenture  Trustee shall be  incompetent  or unqualified to perform such act or acts, in which event such rights, powers,  duties and  obligations  (including  the holding of title to the Trust  Estate or any portion  thereof in any such  jurisdiction)  shall be exercised and  performed  singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

                           (ii)     no trustee  hereunder  shall be personally  liable by reason of any act or omission of any other trustee hereunder; and

                           (iii)    the Indenture  Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

                  (c)      Any notice,  request or other writing  given to the Indenture  Trustee shall be deemed to have been given to each of the then separate  trustees and co-trustees,  as effectively as if given to each of them.  Every  instrument  appointing any separate trustee or co-trustee shall refer to this Indenture and the  conditions of this Article VI. Each separate  trustee and  co-trustee,  upon its acceptance of the trusts conferred,  shall be vested with the estates or property  specified in its instrument  of  appointment,  either  jointly  with the  Indenture  Trustee  or  separately,  as may be provided  therein,  subject to all the  provisions  of this  Indenture,  specifically  including  every provision  of this  Indenture  relating to the conduct of,  affecting  the  liability  of, or affording protection  to,  the  Indenture  Trustee.  Every  such  instrument  shall be filed  with the  Indenture
Trustee.

                  (d)      Any separate  trustee or co-trustee may at any time constitute the Indenture
Trustee, its agent or attorney-in-fact  with full power and authority,  to the extent not prohibited by law,  to do any  lawful act under or in respect  of this  Indenture  on its behalf and in its name.  If any separate  trustee or co-trustee shall die, become  incapable of acting,  resign or be removed,  all of its  estates,  properties,  rights,  remedies  and  trusts  shall  vest in and be  exercised  by the
Indenture  Trustee,  to the extent  permitted  by law,  without the  appointment  of a new or successor trustee.

         Section 6.11      Eligibility;  Disqualification.  The  Indenture  Trustee  shall at all times satisfy the  requirements  of TIA § 310(a).  The Indenture  Trustee  shall have a combined  capital and surplus of at least  $50,000,000 as set forth in its most recent  published  annual report of condition and it or its parent  shall have a long-term  debt rating of "A" or better by  Moody's.  The  Indenture
Trustee  shall  comply with TIA § 310(b);  provided,  however,  that there  shall be excluded  from the operation of TIA § 310(b)(1)  any indenture or  indentures  under which other  securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA § 310(b)(1) are met.

         Section 6.12      Preferential  Collection of Claims  Against  Issuer.  The Indenture  Trustee
shall  comply  with TIA § 311(a),  excluding  any  creditor  relationship  listed  in TIA § 311(b).  An
Indenture  Trustee  that has  resigned or been  removed  shall be subject to TIA § 311(a) to the extent indicated.

         Section 6.13      Representations  and  Warranties.  The Indenture  Trustee hereby  represents and warrants that:

                  (a)      The  Indenture  Trustee  is duly  organized,  validly  existing  and in good standing as a national  banking  association  with power and  authority  to own its  properties  and to conduct its business as such properties are currently owned and such business is currently conducted.

                  (b)      The  Indenture  Trustee has the power and  authority  to execute and deliver this  Indenture  and to carry out its  terms;  and the  execution,  delivery  and  performance  of this
Indenture have been duly authorized by the Indenture Trustee by all necessary corporate action.

                  (c)      The consummation of the transactions  contemplated by this Indenture and the fulfillment  of the terms  hereof do not  conflict  with,  result in any breach of any of the terms and provisions of, or constitute  (with or without  notice or lapse of time) a default under,  the articles of  organization or bylaws of the Indenture  Trustee or any agreement or other  instrument to which the
Indenture Trustee is a party or by which it is bound.

                  (d)      To the Indenture  Trustee's  best  knowledge,  there are no  Proceedings  or investigations  pending or  threatened  before any court,  regulatory  body,  administrative  agency or other  governmental  instrumentality  having  jurisdiction over the Indenture Trustee or its properties
(A) asserting the invalidity of this Indenture,  (B) seeking to prevent the  consummation of any of the transactions  contemplated  by this  Indenture  or (C) seeking any  determination  or ruling that might materially and adversely affect the performance by the Indenture  Trustee of its obligations  under, or the validity or enforceability of, this Indenture.

                  (e)      The  Indenture  Trustee  does not have notice of any adverse  claim (as such terms are used in  Section 8-302  of the UCC in effect in the State of  Delaware)  with  respect to the
Mortgage Loans.

         Section 6.14      Directions to Indenture Trustee.  The Indenture Trustee is hereby directed:

                  (a)      to accept the pledge of the Mortgage  Loans and hold the assets of the Trust in trust for the Noteholders;

                  (b)      to   authenticate   and  deliver  the  Class  A  Notes  and  Class  M  Notes
substantially  in the forms  prescribed by Exhibit A and Exhibit B,  respectively,  in accordance  with the terms of this Indenture; and

                  (c)      to take all other  actions as shall be  required to be taken by the terms of this Indenture.

         Section 6.15      Indenture  Trustee  May  Own  Securities.  The  Indenture  Trustee,  in  its
individual or any other  capacity,  may become the owner or pledgee of Securities  with the same rights it would have if it were not Indenture Trustee.

                                              ARTICLE VII

                                    Noteholders' Lists and Reports

         Section 7.01      Issuer to Furnish  Indenture  Trustee  Names and  Addresses of  Noteholders.
The Issuer  shall  furnish or cause to be  furnished  to the  Indenture  Trustee (a) not more than five days after each Record Date, a list, in such form as the Indenture Trustee may reasonably  require,  of the names and addresses of the  Noteholders  as of such Record Date, and (b) at such other times as the
Indenture  Trustee  may  request in  writing,  within 30 days  after  receipt by the Issuer of any such request,  a list of similar  form and content as of a date not more than 10 days prior to the time such list  is  furnished;  provided,  however,  that  for so  long  as the  Indenture  Trustee  is the  Note
Registrar, no such list need be furnished.

         Section 7.02      Preservation of Information; Communications to Noteholders.

                  (a)      The Indenture Trustee shall preserve,  in as current a form as is reasonably practicable,  the names and addresses of the  Noteholders  contained in the most recent list  furnished to the Indenture  Trustee as provided in  Section 7.01  and the names and addresses of the  Noteholders received  by the  Indenture  Trustee in its  capacity  as Note  Registrar.  The  Indenture  Trustee may destroy  any list  furnished  to it as  provided  in such  Section  7.01 upon  receipt of a new list so furnished.

                  (b)      Noteholders may communicate  pursuant to TIA § 312(b) with other Noteholders with respect to their rights under this Indenture or under the Notes.

                  (c)      The Issuer,  the  Indenture  Trustee and the Note  Registrar  shall have the protection of TIA § 312(c).

         Section 7.03      Reports by Issuer.

                  (a)      The Issuer shall:

                           (i)      file with the Indenture  Trustee,  within  15 days after the Issuer is  required  to file the same with the  Commission,  copies  of the  annual  reports  and the information,  documents  and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and  regulations  prescribe)  that the Issuer may be required to file with the  Commission  pursuant to  Section 13 or 15(d) of the Exchange
         Act;

                           (ii)     file with the Indenture  Trustee and the Commission,  in accordance with rules and regulations  prescribed  from time to time by the  Commission,  such additional information,  documents  and  reports  with  respect  to  compliance  by the  Issuer  with the conditions  and  covenants  of this  Indenture  as may be  required  from time to time by such rules and regulations; and

                           (iii)    supply to the Indenture  Trustee (and the  Indenture  Trustee shall transmit  by  mail  to all  Noteholders  described  in TIA  § 313(c))  such  summaries  of any
         information,   documents  and  reports  required  to  be  filed  by  the  Issuer  pursuant  to clauses (i)  and (ii) of this  Section 7.03(a)  and by rules and  regulations  prescribed from time to time by the Commission.

                  (b)      Unless the Issuer otherwise determines,  the fiscal year of the Issuer shall end on December 31 of each year.

         Section 7.04      Reports by Indenture  Trustee.  If required by TIA § 313(a),  within 60 days after each January 1,  beginning  with January 1, 2007,  the Indenture  Trustee shall make available to each  Noteholder  as required by TIA § 313(c) a brief report dated as of such date that  complies  with
TIA § 313(a).  The Indenture Trustee also shall comply with TIA § 313(b).

         A copy of each report at the time of its  distribution  to  Noteholders  shall be filed by the
Indenture  Trustee with the  Commission,  if required,  and each stock  exchange,  if any, on which the
Notes are listed.  The Issuer  shall notify the  Indenture  Trustee if and when the Notes are listed on any stock exchange.

         Section 7.05      Exchange Act Reporting.  In connection  with the  preparation  and filing of periodic  reports by the Servicer  pursuant to Article IV of the  Servicing  Agreement,  the  Indenture
Trustee  shall timely  provide to the  Servicer (I) a list of Holders as shown on the Note  Register or
Certificate  Register as of the end of each calendar year,  (II) copies of all  pleadings,  other legal process and any other documents relating to any claims,  charges or complaints  involving the Indenture
Trustee,  as  indenture  trustee  hereunder,  or the Trust  Estate that are  received by the  Indenture
Trustee,  (III) notice of all matters  that, to the actual  knowledge of a  Responsible  Officer of the
Indenture  Trustee,  have been  submitted to a vote of the Holders,  other than those matters that have been  submitted  to a vote of the Holders at the request of the  Depositor  or the  Servicer,  and (IV)
notice of any  failure  of the  Indenture  Trustee  to make any  payment  to the  Holders  as  required pursuant to this  Indenture.  The Indenture  Trustee  shall not have any liability  with respect to the
Servicer's  failure to properly  prepare or file such periodic  reports and the Servicer shall not have any liability with respect to such failure  resulting  from or relating to the Servicer's  inability or failure  to obtain  any  information  not  resulting  from the  Servicer's  own  negligence  or willful misconduct.

                                             ARTICLE VIII

                                 Accounts, Disbursements and Releases

         Section 8.01      Collection of Money.  Except as otherwise  expressly  provided  herein,  the
Indenture  Trustee may demand  payment or delivery  of, and shall  receive and  collect,  directly  and without  intervention  or  assistance  of any fiscal agent or other  intermediary,  all money and other property payable to or receivable by the Indenture  Trustee  pursuant to this Indenture.  The Indenture
Trustee shall apply all such money  received by it as provided in this  Indenture.  Except as otherwise expressly  provided  in  this  Indenture,  if any  default  occurs  in the  making  of any  payment  or performance  under any agreement or instrument that is part of the Trust Estate,  the Indenture Trustee may take such action as may be  appropriate  to enforce  such  payment or  performance,  including  the institution  and  prosecution of appropriate  Proceedings.  Any such action shall be without  prejudice to any right to claim a Default  or Event of  Default  under  this  Indenture  and any right to proceed thereafter as provided in Article V.

         Section 8.02      Trust Accounts.

                  (a)      On or prior to the  Closing  Date,  the  Issuer  shall  cause the  Indenture
Trustee to  establish  and  maintain,  in the name of the  Indenture  Trustee,  for the  benefit of the
Noteholders,  the  Certificate  Paying  Agent,  on behalf of the  Certificateholders,  the Note Payment
Account as provided in Section 3.01 of this Indenture.

                  (b)      All monies  deposited from time to time in the Note Payment Account pursuant to the Servicing  Agreement and all deposits  therein pursuant to this Indenture are for the benefit of the  Noteholders,  the  Certificate  Paying  Agent,  on  behalf  of  the  Certificateholders,  and  all investments made with such monies,  including all income or other gain from such  investments,  are for the benefit of the Servicer as provided in Section 5.01 of the Servicing Agreement.

         On each Payment Date,  the Indenture  Trustee shall  distribute  all amounts on deposit in the
Note Payment  Account to the  Noteholders  in respect of the Notes and, in its capacity as  Certificate
Paying Agent,  to the  Certificateholders  from the  Distribution  Account in the order of priority set forth in  Section 3.05  (except as otherwise  provided in  Section 5.04(b))  and in accordance with the
Servicing Certificate.

         The  Indenture  Trustee  shall  invest  any funds in the Note  Payment  Account  in  Permitted
Investments  selected in writing by the Servicer  maturing no later than the Business Day preceding the next  succeeding  Payment Date  (except  that any  investment  in the  institution  with which the Note
Payment  Account is  maintained  may mature on such Payment  Date) and shall not be sold or disposed of prior to the maturity.  In addition,  such Permitted  Investments  shall not be purchased at a price in excess of par. The  Indenture  Trustee  shall have no liability  whatsoever  for  investment  losses on
Permitted  Investments,  if such  investments  are  made in  accordance  with  the  provisions  of this
Indenture and the Indenture Trustee is not the obligor under the Permitted Investment.

         Section 8.03      Officer's  Certificate.  The Indenture  Trustee shall receive at least seven days' notice when requested by the Issuer to take any action pursuant to Section  8.05(a),  accompanied by copies of any  instruments  to be executed,  and the  Indenture  Trustee  shall also  require,  as a condition  to such  action,  an  Officer's  Certificate,  in form  and  substance  satisfactory  to the
Indenture  Trustee,  stating  the legal  effect of any such  action,  outlining  the steps  required to complete  the same,  and  concluding  that all  conditions  precedent to the taking of such action have been complied with.

         Section 8.04      Termination  Upon  Distribution  to  Noteholders.  This  Indenture  and  the
respective  obligations  and  responsibilities  of the Issuer and the Indenture  Trustee created hereby shall terminate upon the  distribution to the  Noteholders,  the Certificate  Paying Agent on behalf of the  Certificateholders  and the Indenture  Trustee of all amounts required to be distributed  pursuant to  Article III;  provided,  however,  that in no event shall the trust created hereby  continue beyond the  expiration  of 21 years from the death of the survivor of the  descendants  of Joseph P.  Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof.

         Section 8.05      Release of Trust Estate.

                  (a)      Subject  to the  payment  of its fees,  expenses  and  indemnification,  the
Indenture  Trustee  may,  and when  required  by the  provisions  of this  Indenture  or the  Servicing
Agreement,  shall,  execute instruments to release property from the lien of this Indenture,  or convey the  Indenture  Trustee's  interest  in the  same,  in a manner  and under  circumstances  that are not inconsistent  with the provisions of this Indenture.  No Person relying upon an instrument  executed by the Indenture  Trustee as provided in Article VIII hereunder  shall be bound to ascertain the Indenture
Trustee's  authority,  inquire  into  the  satisfaction  of  any  conditions  precedent,  or see to the application of any monies.

                  (b)      The  Indenture  Trustee  shall,  at such  time  as  (i) there  are no  Notes
Outstanding  and (ii) all sums due the Indenture  Trustee  pursuant to this  Indenture  have been paid, release  any  remaining  portion  of the Trust  Estate  that  secured  the Notes  from the lien of this
Indenture.

                  (c)      The  Indenture  Trustee  shall  release  property  from  the  lien  of  this
Indenture  pursuant to this  Section 8.05  only upon  receipt of an Issuer  Request  accompanied  by an
Officers' Certificate.

         Section 8.06      Surrender  of Notes Upon  Final  Payment.  By  acceptance  of any Note,  the
Noteholder  thereof  agrees to surrender  such Note to the Indenture  Trustee  promptly,  prior to such
Noteholder's receipt of the final payment thereon.

                                              ARTICLE IX

                                        Supplemental Indentures

         Section 9.01      Supplemental Indentures Without Consent of Noteholders.

                  (a)      Without the consent of the  Noteholders of any Notes,  but with prior notice to the Rating  Agencies,  the Issuer and the Indenture  Trustee,  when authorized by an Issuer Request, at any time and from time to time,  may enter into one or more  indentures  supplemental  hereto (which shall  conform to the  provisions  of the Trust  Indenture Act as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee, for any of the following purposes:

                           (i)      to correct or amplify the  description  of any property at any time subject to the lien of this  Indenture,  or better to  assure,  convey  and  confirm  unto the
         Indenture  Trustee  any  property  subject or  required  to be  subjected  to the lien of this
         Indenture, or to subject to the lien of this Indenture additional property;

                           (ii)     to evidence  the  succession,  in  compliance  with the  applicable provisions  hereof, of another Person to the Issuer,  and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

                           (iii)    to add to the  covenants  of the  Issuer,  for the  benefit  of the
         Noteholders, or to surrender any right or power herein conferred upon the Issuer;

                           (iv)     to convey, transfer,  assign, mortgage or pledge any property to or with the Indenture Trustee;

                           (v)      to cure any  ambiguity,  to  correct  any  error or to  correct  or supplement any provision  herein or in any  supplemental  indenture  that may be  inconsistent with any other provision herein or in any supplemental indenture;

                           (vi)     to make any other  provisions  with respect to matters or questions arising under this  Indenture or in any  supplemental  indenture;  provided,  that such action shall not materially and adversely  affect the interests of the  Noteholders  (as evidenced by an Opinion of Counsel);

                           (vii)    to  evidence  and  provide for the  acceptance  of the  appointment hereunder  by a  successor  trustee  with  respect to the Notes and to add to or change any of the  provisions of this Indenture as shall be necessary to facilitate  the  administration  of the trusts hereunder by more than one trustee, pursuant to the requirements of Article VI; or

                           (viii)   to modify,  eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the  qualification  of this Indenture under TIA or under any similar  federal statute  hereafter  enacted and to add to this Indenture such other provisions as may be expressly required by TIA;

provided,  however,  that no such  supplemental  indenture  shall be entered into unless the  Indenture
Trustee  shall  have  received  an  Opinion  of  Counsel  to the  effect  that  the  execution  of such supplemental  indenture will not give rise to any material  adverse tax consequence to the Noteholders, including any Adverse REMIC Event.

         The Indenture  Trustee is hereby  authorized to join in the execution of any such supplemental indenture  and to make  any  further  appropriate  agreements  and  stipulations  that  may be  therein contained.

                  (b)      The Issuer and the Indenture Trustee,  when authorized by an Issuer Request, may,  without the consent of any  Noteholder but with prior notice to the Rating  Agencies,  enter into an  indenture  or  indentures  supplemental  hereto for the  purpose of adding  any  provisions  to, or changing in any manner or  eliminating  any of the provisions of, this Indenture or of modifying in any manner the rights of the Noteholders under this Indenture;  provided,  however,  that such action shall not,  as  evidenced  by an  Opinion  of  Counsel,  (i) adversely  affect in any  material  respect  the interests of any Noteholder or (ii) cause the Issuer to be subject to an entity level tax.

         Section 9.02      Supplemental  Indentures  With  Consent of  Noteholders.  The Issuer and the
Indenture  Trustee,  when  authorized  by an Issuer  Request,  may,  with  prior  notice to the  Rating
Agencies  and with the  consent of the  Noteholders  of not less than a majority  of the Note  Balances affected  thereby,  by Act (as defined in Section  10.03 hereof) of such  Noteholders  delivered to the
Issuer and the Indenture  Trustee,  enter into an indenture or indentures  supplemental  hereto for the purpose of adding any  provisions  to, or changing in any manner or  eliminating  any of the provisions of, this Indenture or of modifying in any manner the rights of the  Noteholders  under this  Indenture;
provided,  however,  that no such supplemental  indenture shall,  without the consent of the Noteholder of each Note affected thereby:

                  (a)      change the date of payment of any  installment  of  principal of or interest on any Note, or reduce the principal  amount  thereof or the Note Rate thereon,  change the  provisions of this Indenture  relating to the  application of collections  on, or the proceeds of the sale of, the
Trust  Estate to payment  of  principal  of or  interest  on the Notes,  or change any place of payment where,  or the coin or currency in which,  any Note or the interest  thereon is payable,  or impair the right to  institute  suit  for the  enforcement  of the  provisions  of this  Indenture  requiring  the application of funds available  therefor,  as provided in Article V,  to the payment of any such amount due on the Notes on or after the respective due dates thereof;

                  (b)      reduce the percentage of the Note Balances,  the consent of the  Noteholders of which is required for any such  supplemental  indenture,  or the consent of the Noteholders of which is  required  for any  waiver of  compliance  with  certain  provisions  of this  Indenture  or certain defaults hereunder and their consequences provided for in this Indenture;

                  (c)      modify or alter the  provisions of the proviso to the definition of the term
"Outstanding" or modify or alter the exception in the definition of the term "Noteholder";

                  (d)      reduce the  percentage of the aggregate  Note Balance of the Notes  required to direct the  Indenture  Trustee to direct the Issuer to sell or liquidate  the Trust Estate  pursuant to Section 5.04;

                  (e)      modify any provision of this Section 9.02  except to increase any percentage specified  herein or to provide  that  certain  additional  provisions  of this  Indenture or the other
Basic  Documents  cannot be modified  or waived  without  the  consent of the  Noteholder  of each Note affected thereby;

                  (f)      modify any of the  provisions of this  Indenture in such manner as to affect the  calculation  of the amount of any payment of interest or principal  due on any Note on any Payment
Date (including the calculation of any of the individual components of such calculation); or

                  (g)      permit the  creation  of any lien  ranking  prior to or on a parity with the lien of this Indenture  with respect to any part of the Trust Estate or, except as otherwise  permitted or  contemplated  herein,  terminate  the lien of this  Indenture  on any  property at any time subject hereto or deprive the  Noteholder of any Note of the security  provided by the lien of this  Indenture;
and provided  further,  that such action  shall not, as  evidenced by an Opinion of Counsel,  cause the
Issuer to be subject to an entity level tax or cause any Adverse REMIC Event.

         The  Indenture  Trustee  may in its  discretion  determine  whether or not any Notes  would be affected  by any  supplemental  indenture  and any  such  determination  shall be  conclusive  upon the
Noteholders of all Notes,  whether  theretofore or thereafter  authenticated  and delivered  hereunder.
The Indenture Trustee shall not be liable for any such determination made in good faith.

         It shall not be  necessary  for any Act (as defined in  Section 10.03  hereof) of  Noteholders under this Section 9.02 to approve the particular form of any proposed supplemental  indenture,  but it shall be sufficient if such Act shall approve the substance thereof.

         Promptly  after the  execution  by the Issuer and the  Indenture  Trustee of any  supplemental indenture  pursuant to this  Section 9.02,  the Indenture  Trustee shall mail to the Noteholders of the
Notes to which such  amendment or  supplemental  indenture  relates a notice  setting  forth in general terms the  substance  of such  supplemental  indenture.  Any failure of the  Indenture  Trustee to mail such notice,  or any defect therein,  shall not,  however,  in any way impair or affect the validity of any such supplemental indenture.

         Section 9.03      Execution of  Supplemental  Indentures.  In  executing,  or  permitting  the additional  trusts  created  by,  any  supplemental  indenture  permitted  by  this  Article  IX or the modification  thereby of the trusts created by this Indenture,  the Indenture Trustee shall be entitled to receive  and,  subject to Sections  6.01 and 6.02,  shall be fully  protected  in relying  upon,  an
Opinion of  Counsel  stating  that the  execution  of such  supplemental  indenture  is  authorized  or permitted by this  Indenture.  The  Indenture  Trustee  may, but shall not be obligated  to, enter into any such supplemental  indenture that affects the Indenture Trustee's own rights,  duties,  liabilities or immunities under this Indenture or otherwise.

         Section 9.04      Effect of  Supplemental  Indenture.  Upon the execution of any  supplemental indenture  pursuant  to the  provisions  hereof,  this  Indenture  shall be and  shall be  deemed to be modified and amended in  accordance  therewith  with  respect to the Notes  affected  thereby,  and the respective rights,  limitations of rights,  obligations,  duties, liabilities and immunities under this
Indenture of the Indenture  Trustee,  the Issuer and the  Noteholders  shall  thereafter be determined, exercised and enforced  hereunder  subject in all respects to such  modifications  and amendments,  and all the terms and conditions of any such  supplemental  indenture  shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

         Section 9.05      Conformity  with Trust  Indenture Act. Every amendment of this Indenture and every  supplemental  indenture  executed  pursuant to this Article IX shall conform to the requirements of TIA as in effect at the time of such  amendment or supplement so long as this  Indenture  shall then be qualified under TIA.

         Section 9.06      Reference  in Notes to  Supplemental  Indentures.  Notes  authenticated  and delivered  after the execution of any  supplemental  indenture  pursuant to this Article IX may, and if required by the Indenture  Trustee,  shall,  bear a notation in form approved by the Indenture  Trustee as to any matter provided for in such  supplemental  indenture.  If the Issuer or the Indenture Trustee shall so determine,  new Notes so modified as to conform,  in the opinion of the Indenture  Trustee and the  Issuer,  to any such  supplemental  indenture  may be  prepared  and  executed  by the  Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

                                               ARTICLE X

                                             Miscellaneous

         Section 10.01     Compliance Certificates and Opinions, etc.

                  (a)      Upon any  application  or request by the Issuer to the Indenture  Trustee to take any action  under any  provision of this  Indenture,  the Issuer  shall  furnish to the  Indenture
Trustee (i) an Officer's  Certificate  stating that all conditions  precedent,  if any, provided for in this Indenture  relating to the proposed  action have been complied with and (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions  precedent,  if any, have been complied with,  except that, in the case of any such  application  or request as to which the furnishing of such documents is  specifically  required by any provision of this Indenture,  no additional  certificate or opinion need be furnished.

         Every  certificate  or opinion  with  respect  to  compliance  with a  condition  or  covenant provided for in this Indenture shall include:

                           (i)      a statement that each signatory of such  certificate or opinion has read or has caused to be read such covenant or condition and the  definitions  herein relating thereto;

                           (ii)     a brief  statement as to the nature and scope of the examination or investigation  upon which the statements or opinions  contained in such certificate or opinion are based;

                           (iii)    a  statement  that,  in the  opinion of each such  signatory,  such signatory  has  made  such  examination  or  investigation  as is  necessary  to  enable  such signatory to express an informed  opinion as to whether or not such  covenant or condition has been complied with;

                           (iv)     a statement as to whether,  in the opinion of each such  signatory, such condition or covenant has been complied with; and

                           (v)      if the signer of such  certificate  or opinion  is  required  to be
         Independent, the statement required by the definition of the term "Independent."

                  (b)      (i)      Prior  to the  deposit  of any  Collateral  or  other  property  or securities  with the Indenture  Trustee that is to be made the basis for the release of any property or securities  subject to the lien of this  Indenture,  the Issuer  shall,  in addition to any  obligation imposed in  Section 10.01(a)  or  elsewhere  in this  Indenture,  furnish to the  Indenture  Trustee an
Officer's  Certificate  certifying or stating the opinion of each person signing such certificate as to the fair value  (within 90 days of such deposit) to the Issuer of the  Collateral or other  property or securities to be so deposited.

                           (ii)     Whenever  the  Issuer  is  required  to  furnish  to the  Indenture
         Trustee an Officer's  Certificate  certifying or stating the opinion of any signer  thereof as to the matters  described in clause (i)  above, the Issuer shall also deliver to the Indenture
         Trustee an  Independent  Certificate  as to the same matters,  if the fair value to the Issuer of the  securities to be so deposited and of all other such  securities  made the basis of any such  withdrawal  or release since the  commencement  of the  then-current  fiscal year of the
         Issuer,  as set forth in the  certificates  delivered  pursuant  to clause  (i) above and this clause  (ii),  is 10% or  more  of the  aggregate  Note  Balance  of  the  Notes,  but  such a certificate  need not be furnished  with respect to any  securities so deposited,  if the fair value  thereof to the Issuer as set forth in the related  Officer's  Certificate  is less than
         $25,000 or less than one percent of the aggregate Note Balance of the Notes.

                           (iii)    Whenever any  property or  securities  are to be released  from the lien of this  Indenture,  the Issuer  shall  furnish  to the  Indenture  Trustee an  Officer's
         Certificate  certifying or stating the opinion of each person  signing such  certificate as to the fair value (within 90 days of such  release) of the property or securities  proposed to be released and stating  that in the opinion of such person the proposed  release will not impair the security under this Indenture in contravention of the provisions hereof.

                           (iv)     Whenever  the  Issuer  is  required  to  furnish  to the  Indenture
         Trustee an Officer's  Certificate  certifying or stating the opinion of any signer  thereof as to the  matters  described  in clause  (iii)  above,  the  Issuer  shall  also  furnish to the
         Indenture  Trustee an Independent  Certificate as to the same matters if the fair value of the property or  securities  and of all other  property,  other than property as  contemplated  by
         clause  (v) below  or  securities   released  from  the  lien  of  this  Indenture  since  the commencement of the then-current  calendar year, as set forth in the certificates  required by clause (iii) above and this clause (iv),  equals 10% or more of the aggregate  Note Balance of the Notes,  but such  certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related  Officer's  Certificate is less than $25,000 or less than one percent of the aggregate Note Balance of the Notes.

                           (v)      Notwithstanding  the  foregoing,  this Section  10.01(b)  shall not apply to (A)  collection  upon,  sales or other  dispositions  of the Mortgage Loans as and to the extent  permitted or required by the Basic  Documents  or (B) the making of cash  payments out of the Note  Payment  Account  as and to the extent  permitted  or  required  by the Basic
         Documents,  so long as the Issuer shall  deliver to the  Indenture  Trustee  every six months, commencing  December 31, 2007,  an Officer's  Certificate  of the Issuer  stating that all the dispositions  of  Collateral  described in clauses (A) or (B) above that  occurred  during the preceding  six  calendar  months  (or  such  longer  period,  in the  case of the  first  such
         Officer's  Certificate)  were  permitted  or  required  by the  Basic  Documents  and that the proceeds thereof were applied in accordance with the Basic Documents.

         Section 10.02     Form of Documents Delivered to Indenture Trustee.

         In any case where  several  matters are required to be certified  by, or covered by an opinion of, any  specified  Person,  it is not  necessary  that all such matters be certified by, or covered by the opinion of, only one such Person,  or that they be so  certified  or covered by only one  document, but one such Person may certify or give an opinion  with  respect to some matters and one or more other such  Persons  as to other  matters,  and any such  Person  may  certify  or give an opinion as to such matters in one or several documents.

         Any  certificate  or opinion of an Authorized  Officer of the Issuer may be based,  insofar as it relates to legal matters,  upon a certificate or opinion of, or representations by, counsel,  unless such  officer  knows,  or in the  exercise of  reasonable  care should know,  that the  certificate  or opinion or  representations  with respect to the matters upon which his certificate or opinion is based are  erroneous.  Any such  certificate  of an  Authorized  Officer or Opinion of Counsel  may be based, insofar as it relates to factual matters,  upon a certificate or opinion of, or representations  by, an officer or officers of any Seller or the Issuer,  stating  that the  information  with  respect to such factual  matters is in the  possession of any Seller or the Issuer,  unless such counsel  knows,  or in the exercise of reasonable care should know, that the  certificate or opinion or  representations  with respect to such matters are erroneous.

         Where any Person is required  to make,  give or execute  two or more  applications,  requests, consents,  certificates,  statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         Whenever in this  Indenture,  in connection  with any  application or certificate or report to the  Indenture  Trustee,  it is provided  that the Issuer shall  deliver any document as a condition of the granting of such  application,  or as evidence of the Issuer's  compliance with any term hereof, it is intended  that the truth and  accuracy,  at the time of the granting of such  application  or at the effective  date of such  certificate  or report (as the case may be), of the facts and opinions  stated
in such  document  shall in such case be  conditions  precedent to the right of the Issuer to have such application  granted or to the  sufficiency  of such  certificate or report.  The foregoing  shall not, however,  be construed to affect the Indenture  Trustee's  right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

         Section 10.03     Acts of Noteholders.

                  (a)      Any request, demand,  authorization,  direction,  notice, consent, waiver or other  action  provided by this  Indenture to be given or taken by  Noteholders  may be embodied in and evidenced by one or more  instruments  of  substantially  similar tenor signed by such  Noteholders  in person or by agents duly appointed in writing;  and except as herein otherwise  expressly provided such action shall become  effective  when such  instrument  or  instruments  are  delivered to the Indenture
Trustee,  and, where it is hereby  expressly  required,  to the Issuer.  Such instrument or instruments
(and the action embodied therein and evidenced  thereby) are herein sometimes  referred to as the "Act"
of the Noteholders  signing such  instrument or instruments.  Proof of execution of any such instrument or of a writing  appointing  any such agent shall be sufficient  for any purpose of this  Indenture and
(subject to Section 6.01) conclusive in favor of the Indenture  Trustee and the Issuer,  if made in the manner provided in this Section 10.03.

                  (b)      The fact and date of the  execution by any person of any such  instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

                  (c)      The ownership of Notes shall be proved by the Note Register.

                  (d)      Any request, demand,  authorization,  direction,  notice, consent, waiver or other  action by the  Noteholder  of any Note shall bind the  Noteholder  of every Note issued upon the registration  thereof or in exchange therefor or in lieu thereof,  in respect of anything done, omitted or  suffered to be done by the  Indenture  Trustee or the Issuer in  reliance  thereon,  whether or not notation of such action is made upon such Note.

         Section 10.04     Notices,  etc.,  to  Indenture  Trustee,  Issuer  and Rating  Agencies.  Any
request,  demand,  authorization,  direction,  notice,  consent,  waiver or Act of Noteholders or other documents  provided or permitted by this  Indenture  shall be in writing and if such  request,  demand, authorization,  direction,  notice,  consent, waiver or Act of Noteholders is to be made upon, given or furnished to or filed with:

                  (a)      the  Indenture  Trustee  by  any  Noteholder  or  by  the  Issuer  shall  be sufficient  for every purpose  hereunder if made,  given,  furnished or filed in writing to or with the
Indenture  Trustee at its  Corporate  Trust  Office with a copy to The Bank of New York Trust  Company,
N.A., 2 North LaSalle Street,  Suite 1020,  Chicago,  Illinois  60602,  Attention:  Structured  Finance
Services.  The  Indenture  Trustee  shall  promptly  transmit  any  notice  received  by  it  from  the
Noteholders to the Issuer,

                  (b)      the  Issuer  by  the  Indenture  Trustee  or  by  any  Noteholder  shall  be sufficient for every purpose  hereunder if in writing and mailed  first-class,  postage  prepaid to the
Issuer  addressed to: GMACM Home Equity Loan Trust  2007-HE3,  in care of the Owner Trustee,  or at any other  address  previously  furnished  in writing to the  Indenture  Trustee by the Issuer.  The Issuer
shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee, or

         Notices  required to be given to the Rating Agencies by the Issuer,  the Indenture  Trustee or
the Owner  Trustee  shall be in writing,  personally  delivered  or mailed by  certified  mail,  return receipt  requested,  to  (i) in  the case of  Moody's,  at the  following  address:  Moody's  Investors
Service,  Inc., ABS Monitoring  Department,  99 Church Street, New York, New York 10007 and (ii) in the
case of Standard & Poor's,  at the following  address:  Standard & Poor's,  55 Water Street,  New York,
New  York  10041-0003,  Attention:  Asset  Backed  Surveillance  Department;  or,  as to  each  of  the foregoing  Persons,  at such  other  address  as shall be  designated  by  written  notice to the other foregoing Persons.

         Section 10.05     Notices to  Noteholders;  Waiver.  Where this Indenture  provides for notice to  Noteholders  of any event,  such  notice  shall be  sufficiently  given  (unless  otherwise  herein expressly  provided)  if in  writing  and  mailed,  first-class,  postage  prepaid  to each  Noteholder affected by such event,  at such Person's  address as it appears on the Note  Register,  not later than the latest  date,  and not earlier than the earliest  date,  prescribed  for the giving of such notice.
In any case where notice to Noteholders  is given by mail,  neither the failure to mail such notice nor any defect in any notice so mailed to any particular  Noteholder  shall affect the  sufficiency of such notice with respect to other  Noteholders,  and any notice that is mailed in the manner herein provided shall  conclusively  be presumed to have been duly given  regardless  of whether such notice is in fact actually received.

         Where this Indenture  provides for notice in any manner,  such notice may be waived in writing by any Person  entitled  to receive  such  notice,  either  before or after the event,  and such waiver shall be the  equivalent  of such  notice.  Waivers  of notice by  Noteholders  shall be filed with the
Indenture  Trustee,  but such filing  shall not be a condition  precedent to the validity of any action taken in reliance upon such a waiver.

         In case,  by reason of the  suspension  of regular mail service as a result of a strike,  work stoppage or similar  activity,  it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given  pursuant to any  provision of this  Indenture,  then any manner of giving  such  notice  as shall be  satisfactory  to the  Indenture  Trustee  shall  be  deemed  to be a sufficient giving of such notice.

         Where this Indenture  provides for notice to the Rating Agencies,  failure to give such notice shall  not  affect  any  other  rights  or  obligations  created  hereunder,  and  shall  not under any circumstance constitute an Event of Default.

         Section 10.06     Alternate Payment and Notice  Provisions.  Notwithstanding  any provision of this  Indenture or any of the Notes to the contrary,  the Issuer may enter into any agreement  with any
Noteholder  providing for a method of payment,  or notice by the Indenture  Trustee to such Noteholder, that is different  from the methods  provided for in this  Indenture for such payments or notices.  The
Issuer shall furnish to the Indenture  Trustee a copy of each such agreement and the Indenture  Trustee shall cause payments to be made and notices to be given in accordance with such agreements.

         Section 10.07     Conflict  with  Trust  Indenture  Act.  If  any  provision   hereof  limits,
qualifies  or  conflicts  with  another  provision  hereof  that is  required  to be  included  in this
Indenture by any of the provisions of TIA, such required provision shall control.

         The  provisions  of TIA §§ 310  through 317 that impose  duties on any Person  (including  the provisions  automatically  deemed  included herein unless  expressly  excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

         Section 10.08     Effect  of  Headings.  The  Article  and  Section  headings  herein  are for convenience only and shall not affect the construction hereof.

         Section 10.09     Successors  and Assigns.  All covenants and agreements in this Indenture and the Notes by the Issuer  shall bind its  successors  and  assigns,  whether so  expressed  or not.  All agreements  of the Indenture  Trustee in this  Indenture  shall bind its  successors,  co-trustees  and agents.

         Section 10.10     Severability.  In case  any  provision  in this  Indenture  or in the  Notes shall be held invalid,  illegal or unenforceable,  the validity,  legality,  and  enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

         Section 10.11     Benefits of Indenture.  Nothing in this  Indenture or in the Notes,  express or implied,  shall give to any Person,  other than the parties hereto and their  successors  hereunder, and the  Noteholders  and any other party  secured  hereunder,  and any other  Person with an ownership interest  in any part of the Trust  Estate,  any  benefit or any legal or  equitable  right,  remedy or claim under this Indenture.

         Section 10.12     Legal  Holidays.  In any case  where  the date on which any  payment  is due shall  not be a  Business  Day,  then  (notwithstanding  any  other  provision  of the  Notes  or  this
Indenture)  payment need not be made on such date, but may be made on the next succeeding  Business Day with the same force and effect as if made on the date on which  nominally  due,  and no interest  shall accrue for the period from and after any such nominal date.

         Section 10.13     GOVERNING  LAW.  THIS  AGREEMENT  AND THE  NOTES  SHALL BE  GOVERNED  BY AND
CONSTRUED IN ACCORDANCE  WITH THE LAWS OF THE STATE OF NEW YORK,  WITHOUT REGARD TO THE CONFLICT OF LAW
PRINCIPLES  THEREOF,  OTHER THAN SECTIONS  5-1401 AND 5-1402 OF THE NEW YORK GENERAL  OBLIGATIONS  LAW,
AND THE  OBLIGATIONS,  RIGHTS AND REMEDIES OF THE PARTIES  HEREUNDER  SHALL BE DETERMINED IN ACCORDANCE
WITH SUCH LAWS.

         Section 10.14     Counterparts.   This   Indenture   may  be   executed   in  any   number  of
counterparts,  each of which so executed shall be deemed to be an original,  but all such  counterparts shall together constitute but one and the same instrument.

         Section 10.15     Recording  of  Indenture.  If this  Indenture is subject to recording in any appropriate  public  recording  offices,  such  recording  is to be  effected  by the Issuer and at its expense  accompanied  by an Opinion of Counsel  (which  counsel shall be  reasonably  acceptable to the
Indenture  Trustee) to the effect that such  recording is necessary  either for the  protection  of the
Noteholders  or any  other  Person  secured  hereunder  or for the  enforcement  of any right or remedy granted to the Indenture Trustee under this Indenture.

         Section 10.16     Issuer Obligation.  No recourse may be taken,  directly or indirectly,  with respect to the  obligations of the Issuer,  the Owner Trustee or the Indenture  Trustee on the Notes or
under  this  Indenture  or any  certificate  or other  writing  delivered  in  connection  herewith  or therewith,  against  (i) the  Indenture  Trustee  or the  Owner  Trustee  in its  individual  capacity,
(ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary,  agent, officer,  director,  employee or agent of the Indenture  Trustee or the Owner Trustee in its individual capacity,  any holder of a  beneficial  interest  in the  Issuer,  the Owner  Trustee or the  Indenture
Trustee or of any successor or assign of the Indenture  Trustee or the Owner Trustee in its  individual capacity,  except as any such Person may have expressly  agreed (it being understood that the Indenture
Trustee and the Owner Trustee have no such  obligations  in their  respective  individual  capacities), and except that any such partner,  owner or beneficiary  shall be fully liable,  to the extent provided by applicable law, for any unpaid  consideration for stock,  unpaid capital  contribution or failure to pay any  installment  or call  owing  to  such  entity.  For all  purposes  of this  Indenture,  in the performance of any duties or obligations  of the Issuer  hereunder,  the Owner Trustee shall be subject to, and  entitled to the  benefits  of, the terms and  provisions  of Articles  VI, VII and VIII of the
Trust Agreement.

         Section 10.17     No Petition.  The Indenture  Trustee,  by entering into this Indenture,  and each  Noteholder,  by its  acceptance  of a Note,  hereby  covenant and agree that they will not at any time institute  against the Depositor or the Issuer,  or join in any institution  against the Depositor or the Issuer of, any bankruptcy,  reorganization,  arrangement, insolvency or liquidation proceedings, or other  proceedings  under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the other Basic Documents.

         Section 10.18     Inspection.  The Issuer agrees that, on  reasonable  prior notice,  it shall permit any  representative  of the Indenture  Trustee,  during the Issuer's  normal  business hours, to examine all the books of account,  records,  reports and other papers of the Issuer, to make copies and extracts  therefrom,  to cause such books to be audited by Independent  certified  public  accountants, and to discuss the Issuer's affairs,  finances and accounts with the Issuer's officers,  employees, and
Independent  certified  public  accountants,  all at  such  reasonable  times  and as  often  as may be reasonably  requested.  The  Indenture  Trustee  shall and shall cause its  representatives  to hold in confidence  all such  information  except to the  extent  disclosure  may be  required  by law (and all reasonable  applications for  confidential  treatment are unavailing) and except to the extent that the
Indenture  Trustee may reasonably  determine that such  disclosure is consistent  with its  obligations hereunder.

                                              ARTICLE XI

                                           REMIC Provisions

         Section 11.01     REMIC Administration.

                  (a)      The  REMIC Administrator  shall make elections to treat the Trust Estate, as set forth in Section 2.06 of the Trust  Agreement,  as three  REMICs under the Code and, if  necessary, under  applicable  state law, in  accordance  with Section 2.06 of the Trust  Agreement.  Such election will be made on Form 1066 or other  appropriate  federal  tax or  information  return  (including  Form
8811) or any  appropriate  state  return for the taxable  year  ending on the last day of the  calendar year in which the  Securities  are issued.  For the purposes of the  REMIC elections  in respect of the
Trust Estate,  Securities and interests to be designated as the "regular  interests" and the sole class of "residual  interests" in each  REMIC will  be set forth in Section  11.03.  The  REMIC Administrator and the  Indenture  Trustee  shall not permit the  creation of any  "interests"  (within the meaning of
Section  860G of the Code) in each  REMIC elected  in  respect  of the Trust  other  than the  "regular interests" and "residual interests" so designated.

                  (b)      The  Closing  Date is  hereby  designated  as the  "startup  day" of each of
REMIC I,  REMIC II, and REMIC III as designated in Section 11.03 below, and the Trust Estate within the meaning of Section 860G(a)(9) of the Code.

                  (c)      GMAC Mortgage, LLC shall hold a Class R Certificate  representing at least a
0.01%  Percentage  Interest in each Class of the Class R  Certificates  and shall be designated as "the tax matters  person"  with respect to each  REMIC in the manner  provided  under  Treasury  regulations
§1.860F-4(d) and Treasury regulations §301.6231(a)(7)-1. The REMIC Administrator,  on behalf of the Tax
Matters  Partner,  shall (i) act on behalf of each REMIC in  relation to any tax matter or  controversy involving  the Trust  Estate and  (ii) represent  the Trust  Estate in any  administrative  or judicial proceeding  relating to an  examination  or audit by any  governmental  taxing  authority  with respect thereto.  The legal expenses,  including without limitation  attorneys' or accountants' fees, and costs of any such  proceeding  and any liability  resulting  therefrom  shall be expenses of the Trust Estate and the  REMIC Administrator  shall be entitled to reimbursement  therefor out of amounts  attributable to the Mortgage  Loans on deposit in the  Custodial  Account  unless such legal  expenses and costs are incurred by reason of the REMIC Administrator's willful misfeasance, bad faith or gross negligence.

                  (d)      The  REMIC Administrator  shall  prepare or cause to be prepared  all of the
Tax Returns that it  determines  are  required  with respect to each  REMIC created  hereunder  and, if approval  therefore is received from the applicable  District Director of the Internal Revenue Service,
shall sign and file such  returns in a timely  manner and,  otherwise,  shall,  shall  deliver such Tax
Returns  in a timely  manner to the  Owner  Trustee,  if the Owner  Trustee  is  required  to sign such returns in accordance  with Section 5.03 of the Trust  Agreement,  and shall sign (if the Owner Trustee is not so  required)  and file such Tax Returns in a timely  manner.  The  expenses of  preparing  such returns shall be borne by the  REMIC Administrator  without any right of  reimbursement  therefor.  The
REMIC Administrator  agrees to indemnify  and hold  harmless the Owner  Trustee with respect to any tax or  liability  arising  from the  Owner  Trustee's  signing  of Tax  Returns  that  contain  errors  or omissions.  The Indenture  Trustee and Servicer shall  promptly  provide the  REMIC Administrator  with such information as the  REMIC Administrator  may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

                  (e)      The  REMIC Administrator  shall  provide (i) to any  Transferor of a Class R
Certificate  such  information as is necessary for the  application of any tax relating to the transfer of a Class R  Certificate  to any  Person  who is not a  Permitted  Transferee,  (ii) to the  Indenture
Trustee,  and the Indenture Trustee shall forward to the Noteholders and the  Certificateholders,  such information or reports as are required by the Code or the  REMIC Provisions  including reports relating to interest,  original issue discount and market discount or premium (using the Prepayment  Assumption)
and (iii) to the Internal Revenue Service the name,  title,  address and telephone number of the person who will serve as the representative of each REMIC.

                  (f)      The Servicer and the  REMIC Administrator  shall take such actions and shall cause each  REMIC created  hereunder to take such actions as are  reasonably  within the  Servicer's or the  REMIC Administrator's  control and the scope of its duties more  specifically  set forth herein as shall  be  necessary  or  desirable  to  maintain  the  status  of  each  REMIC as  a  REMIC under  the
REMIC Provisions (and the Indenture Trustee shall assist the Servicer and the  REMIC Administrator,  to the extent  reasonably  requested by the Servicer and the  REMIC Administrator  to do so). The Servicer
and the  REMIC Administrator  shall not  knowingly or  intentionally  take any action,  cause the Trust
Estate to take any action or fail to take (or fail to cause to be taken) any action  reasonably  within their respective control that, under the  REMIC Provisions,  if taken or not taken, as the case may be, could (i)  endanger  the status of any  portion of any of the REMICs as a REMIC or  (ii)  result in the imposition  of a tax  upon  any of the  REMICs  (including  but not  limited  to the tax on  prohibited transactions as defined in Section  860F(a)(2) of the Code and the tax on  contributions to a REMIC set forth in Section  860G(d) of the Code)  (either such event,  in the absence of an Opinion of Counsel or the  indemnification  referred to in this sentence,  an "Adverse  REMIC Event")  unless the Servicer or the  REMIC Administrator,  as  applicable,  has  received  an Opinion of Counsel (at the expense of the party  seeking to take such action or, if such party  fails to pay such  expense,  and the  Servicer or the REMIC Administrator,  as applicable,  determines that taking such action is in the best interest of the Trust Estate and the  Noteholders and the  Certificateholders,  at the expense of the Trust Estate, but in no event at the  expense of the  Servicer,  the  REMIC Administrator,  the Owner  Trustee or the
Indenture  Trustee)  to the  effect  that the  contemplated  action  will  not,  with  respect  to each
REMIC created  hereunder,  endanger  such status or, unless the Servicer,  the  REMIC Administrator  or both, as  applicable,  determine in its or their sole  discretion to indemnify the Trust Estate against the  imposition of such a tax,  result in the  imposition of such a tax.  Wherever in this  Agreement a contemplated  action may not be taken because the timing of such action might result in the  imposition of a tax on the Trust Estate,  or may only be taken  pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust  Estate,  such action may  nonetheless  be taken  provided that the indemnity  given in the  preceding  sentence  with  respect  to any taxes  that might be imposed on the
Trust  Estate has been given and that all other  preconditions  to the taking of such  action have been satisfied.  The  Indenture  Trustee  shall  not  take  or  fail  to take  any  action  (whether  or not authorized hereunder) as to which the Servicer or the REMIC Administrator,  as applicable,  has advised it in writing  that it has  received  an Opinion of Counsel to the effect  that an Adverse  REMIC Event could occur with  respect to such action.  In addition,  prior to taking any action with respect to any of the REMICs  created  hereunder or any related assets  thereof,  or causing any of the REMICs to take any action,  which is not expressly permitted under the terms of this Agreement,  the Indenture Trustee will  consult  with the  Servicer  or the  REMIC Administrator,  as  applicable,  or its  designee,  in writing,  with respect to whether such action could cause an Adverse  REMIC Event to occur with respect to any of the  REMICs,  and the  Indenture  Trustee  shall  not take any such  action  or cause  either
REMIC to take any such action as to which the Servicer or the REMIC Administrator,  as applicable,  has
advised  it  in   writing   that  an  Adverse   REMIC Event   could   occur.   The   Servicer   or  the
REMIC Administrator,  as applicable, may consult with counsel to make such written advice, and the cost of same  shall be borne by the  party  seeking  to take the  action  not  expressly  permitted  by this
Agreement,  but in no event at the  expense of the  Servicer or the  REMIC Administrator.  At all times as may be required by the Code,  the  Servicer  will to the extent  within its control and the scope of its  duties  more  specifically  set forth  herein,  maintain  substantially  all of the assets of each
REMIC created  hereunder as  "qualified  mortgages"  as defined in Section  860G(a)(3)  of the Code and
"permitted investments" as defined in Section 860G(a)(5) of the Code.

                  (g)      In the event that any tax is imposed on "prohibited  transactions" of any of the REMICs  created  hereunder  as  defined in Section  860F(a)(2)  of the Code,  on "net  income  from foreclosure  property"  of any of the  REMICs  as  defined  in  Section  860G(c)  of the  Code,  on any contributions  to any of the REMICs after the Startup Day therefor  pursuant to Section  860G(d) of the
Code,  or any other  tax is  imposed  by the Code or any  applicable  provisions  of state or local tax laws,  such tax shall be charged  (i) to the  Servicer,  if such tax  arises  out of or results  from a breach by the Servicer of any of its  obligations  under this Agreement or the Servicer has in its sole discretion  determined to indemnify the Trust Estate against such tax,  (ii) to the Indenture  Trustee, if such tax arises  out of or results  from a breach by the  Trustee  of any of its  obligations  under this Article XI, or (iii)  otherwise  against  amounts on deposit in the  Custodial  Account and on the
Payment  Date(s)  following  such  reimbursement  the  aggregate  of such taxes shall be  allocated  in reduction of the accrued interest due on each Class entitled thereto on a pro rata basis.

                  (h)      The  Indenture  Trustee  and the  Servicer  shall,  for  federal  income tax purposes,  maintain books and records with respect to each  REMIC created  hereunder on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

                  (i)      Following the Startup Day,  neither the Servicer nor the  Indenture  Trustee shall accept any  contributions  of assets to any of the REMICs created  hereunder  unless  (subject to
Section  11.01(f))  the Servicer and the  Indenture  Trustee  shall have received an Opinion of Counsel
(at the expense of the party  seeking to make such  contribution)  to the effect that the  inclusion of such assets in such  REMIC will  not cause any of the REMICs to fail to qualify as a REMIC at  any time that any Notes or  Certificates  are  outstanding  or  subject  any of the  REMICs to any tax under the
REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

                  (j)      Neither the Servicer  nor the Trustee  shall  (subject to Section  11.01(f))
enter into any  arrangement  by which any of the REMICs  created  hereunder will receive a fee or other compensation  for  services  nor permit any of the REMICs to receive any income from assets  other than
"qualified  mortgages"  as defined in Section  860G(a)(3)  of the Code or  "permitted  investments"  as defined in Section 860G(a)(5) of the Code.

                  (k)      Solely for the  purposes  of  Section  1.860G-1(a)(4)(iii)  of the  Treasury
Regulations,  the "latest possible  maturity date" by which the Certificate  Principal  Balance of each
Class of Notes and Certificates  representing a regular  interest in the applicable  REMIC is the Final
Payment Date.

                  (l)      Within  30 days  after  the  Closing  Date,  the  REMIC Administrator  shall prepare and file with the  Internal  Revenue  Service  Form 8811,  "Information  Return for Real Estate
Mortgage  Investment  Conduits  (REMIC)  and  Issuers  of  Collateralized  Debt  Obligations"  for each
REMIC created hereunder.

                  (m)      Neither the  Indenture  Trustee nor the Servicer  shall sell,  dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default,  imminent  default or  foreclosure  of a  Mortgage  Loan,  including  but not  limited  to, the  acquisition  or sale of a
Mortgaged  Property  acquired by deed in lieu of foreclosure,  (ii) the bankruptcy of any of the REMICs created  hereunder,  (iii) the  termination of the applicable  REMIC pursuant  to  Section 8.02  of the
Trust  Agreement or (iv) a purchase of Mortgage Loans  pursuant to the Purchase  Agreement) nor acquire any assets for any of the REMICs,  nor sell or dispose of any  investments in the Custodial  Account or the Payment Account for gain nor accept any  contributions  to any of the REMICs after the Closing Date unless it has received an Opinion of Counsel that such sale,  disposition,  substitution or acquisition will not (a) affect  adversely  the status of any of the REMICs as a REMIC or  (b) unless the  Servicer has  determined  in its sole  discretion  to  indemnify  the Trust Estate  against such tax,  cause any
REMIC to  be  subject  to a tax  on  "prohibited  transactions"  or  "contributions"  pursuant  to  the
REMIC Provisions.

                  (n)      The Indenture  Trustee will apply for employer  identification  numbers from the Internal Revenue Service on a Form SS-4 or any other acceptable method for all tax entities.

         Section 11.02     Servicer, REMIC Administrator and Indenture Trustee Indemnification.

                  (a)      The  Indenture   Trustee   agrees  to  indemnify   the  Trust  Estate,   the
REMIC Administrator  and the  Servicer  for any taxes  and costs  including,  without  limitation,  any reasonable  attorneys  fees imposed on or incurred by the Trust Estate or the Servicer,  as a result of a breach of the Indenture Trustee's covenants set forth in Article VIII or this Article XI.

                  (b)      The REMIC Administrator  agrees to indemnify the Trust Estate, the Servicer, the  Depositor,  the Owner  Trustee  and the  Indenture  Trustee  for any  taxes and costs  (including, without  limitation,  any reasonable  attorneys' fees) imposed on or incurred by the Trust Estate,  the
Depositor,  GMACM Mortgage,  LLC, the Servicer, the Owner Trustee or the Indenture Trustee, as a result of a breach  of the  REMIC Administrator's  covenants  set forth in this  Article  XI with  respect  to compliance with the  REMIC Provisions,  including  without  limitation,  any penalties arising from the
Owner Trustee's  execution of Tax Returns  prepared by the  REMIC Administrator  that contain errors or omissions;  provided,  however,  that such liability will not be imposed to the extent such breach is a result of an error or omission in information  provided to the  REMIC Administrator  by the Servicer in which case Section 11.02(c) will apply.

                  (c)      The Servicer agrees to indemnify the Trust Estate, the  REMIC Administrator, the Owner Trustee and the Indenture  Trustee for any taxes and costs  (including,  without  limitation, any reasonable  attorneys' fees) imposed on or incurred by the Trust Estate,  the  REMIC Administrator, the Owner Trustee or the Indenture  Trustee,  as a result of a breach of the  Servicer's  covenants set forth in this  Article  XI or in Article  III with  respect to  compliance  with the  REMIC Provisions, including  without  limitation,  any penalties  arising from the Indenture  Trustee's  execution of Tax
Returns prepared by the Servicer that contain errors or omissions.

         Section 11.03     Designation of REMIC(s).

         The REMIC Administrator will make an election to treat the entire segregated pool of assets described in the definition of Trust Estate, and subject to this Agreement (including the Mortgage
Loans, as set forth in Section 2.06 of the Trust Agreement ) as a REMIC ("REMIC I"), will make an election to treat the pool of assets comprised of the REMIC I Regular Interests as a
REMIC ("REMIC II"), and will make an election to treat the pool of assets comprised of the REMIC II
Regular Interests as a REMIC ("REMIC III"), for federal income tax purposes.

         The  REMIC I  Regular  Interests  will be  "regular  interests"  in REMIC I  and the Class R-I
Certificates  will  be  the  sole  class  of  "residual  interests"  in  REMIC I  for  purposes  of the
REMIC Provisions under the federal income tax law.

         The REMIC II Regular Interests will be "regular interests" in REMIC II and the Class R-II
Certificates will be the sole class of "residual interests" therein for purposes of the
REMIC Provisions under federal income tax law.

         The REMIC III Regular Interests will be "regular interests" in REMIC III and the Class R-III
Certificates will be the sole class of "residual interests" therein for purposes of the
REMIC Provisions under federal income tax law.

         IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                                     GMACM HOME EQUITY LOAN TRUST 2007-HE3, as Issuer

                                                     By:    WILMINGTON TRUST COMPANY, not in its
                                                            individual capacity but solely as Owner
                                                            Trustee

                                                     By:___________________________________________
                                                            Name:
                                                            Title:

                                                     THE BANK OF NEW YORK TRUST COMPANY, N.A., as
                                                     Indenture Trustee

                                                     By:__________________________________________
                                                            Name:
                                                            Title:

THE BANK OF NEW YORK TRUST COMPANY, N.A.
hereby accepts appointment as Paying
Agent pursuant to Section 3.03 hereof
and as Note Registrar pursuant to Section
4.02 hereof.

By:______________________________________
   Name:
   Title:

Signatures and Seals

STATE OF _______________   )
                           )        ss.:
COUNTY OF _____________    )

         On this ___ day of October 2007,  before me  personally  appeared  ____________,  to me known, who being by me duly sworn,  did depose and say, that he/she resides at  _____________,  that he/she is the ____________ of Wilmington Trust Company, the Owner Trustee,  one of the corporations  described in and which  executed  the above  instrument;  that he/she knows the seal of said  corporation;  that the seal affixed to said  instrument is such corporate  seal;  that it was so affixed by order of the Board of Directors of said corporation; and that he/she signed his/her name thereto by like order.

____________________________________________________
                  Notary Public

Acknowledgements

STATE OF _______________   )
                           )        ss.:
COUNTY OF _____________    )

         On this ___ day of October 2007, before me personally  appeared  __________,  to me known, who being by me duly sworn,  did depose and say, that he/she resides at  _____________;  that he/she is the
___________ of The Bank of New York Trust Company,  N.A. as Indenture Trustee,  one of the corporations described in and which executed the above  instrument;  that he/she knows the seal of said corporation;
that the seal affixed to said  instrument is such  corporate  seal;  that it was so affixed by order of the Board of Directors of said corporation; and that he/she signed his/her name thereto by like order.

____________________________________________________
                  Notary Public

NOTORIAL SEAL

                                                     EXHIBIT A
                                               FORM OF CLASS A NOTES

UNLESS  THIS NOTE IS  PRESENTED  BY AN  AUTHORIZED  REPRESENTATIVE  OF THE  DEPOSITORY  TRUST  COMPANY,  A NEW YORK
CORPORATION  ("DTC"),  TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE OR PAYMENT,  AND ANY NOTE
ISSUED  IS  REGISTERED  IN THE  NAME  OF  CEDE & CO.  OR IN  SUCH  OTHER  NAME  AS IS  REQUESTED  BY AN  AUTHORIZED
REPRESENTATIVE  OF DTC (AND ANY  PAYMENT  IS MADE TO CEDE & CO.  OR TO SUCH  OTHER  ENTITY  AS IS  REQUESTED  BY AN
AUTHORIZED  REPRESENTATIVE  OF DTC),  ANY TRANSFER,  PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY
PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE  PRINCIPAL  OF THIS  NOTE IS  PAYABLE  IN  INSTALLMENTS  AS SET  FORTH  HEREIN.  ACCORDINGLY,  THE  OUTSTANDING
PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS NOTE DOES NOT  REPRESENT  AN INTEREST IN OR  OBLIGATION  OF THE  SELLER,  THE  DEPOSITOR,  THE  SERVICER,  THE
INDENTURE TRUSTEE, THE OWNER TRUSTEE OR GMAC MORTGAGE GROUP, LLC OR ANY OF THEIR RESPECTIVE  AFFILIATES,  EXCEPT AS
EXPRESSLY PROVIDED IN THE INDENTURE OR THE OTHER BASIC DOCUMENTS.

THE HOLDER OF THIS NOTE IS DEEMED TO HAVE  REPRESENTED  THAT THE  ACQUISITION  OF THIS NOTE BY THE HOLDER  DOES NOT
CONSTITUTE OR GIVE RISE TO A PROHIBITED  TRANSACTION  UNDER  SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE,  FOR
WHICH NO STATUTORY, REGULATORY OR ADMINISTRATIVE EXEMPTION IS AVAILABLE.

                                       GMACM HOME EQUITY LOAN TRUST 2007-HE3

                                    GMACM Home Equity Loan-Backed Note, Class A

Registered                                                                      Initial Note Balance:
                                                                                $_________

No. A-__                                                                        Note Rate:  Fixed

                                                                                CUSIP NO. _________

         GMACM Home Equity Loan Trust  2007-HE3,  a statutory  trust duly  organized and existing under the laws of the State of Delaware  (herein referred to as the "Issuer"),  for value received,  hereby promises to pay to Cede &
Co. or its  registered  assigns,  the  principal  sum of  __________________dollars  ($_________),  payable on each
Payment  Date in an amount  equal to the pro rata  portion  allocable  hereto  (based on the Initial  Note  Balance specified  above and the Initial Note Balance of all Class A-__ Notes) of the  aggregate  amount,  if any,  payable from the Note Payment  Account in respect of principal of the Class A Notes (the "Notes")  pursuant to Section 3.05 of the  indenture  dated as of October  26,  2007 (the  "Indenture"),  between  the Issuer and The Bank of New York
Trust Company,  National  Association,  as indenture  trustee (the "Indenture  Trustee");  provided,  however,  the entire  unpaid  principal  amount of this Note shall be due and payable on the Payment Date  occurring in September
2037,  in each case, to the extent not  previously  paid on a prior  Payment  Date.  Capitalized  terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the Indenture.

         Interest on the Notes will be paid  monthly on each  Payment  Date at the Note Rate for the related  class of Notes for the  Interest  Period.  Interest on this Note will accrue for each  Payment  Date from the most recent
Payment Date on which  interest has been paid (in the case of the first  Payment  Date,  from the Closing  Date) to but  excluding  such Payment  Date.  Interest  will be computed on the basis of a thirty day month in each Interest
Period and a year assumed to consist of 360 days.

         Principal  of and  interest  on this Note are  payable in such coin or  currency  of the United  States of
America as at the time of payment is legal tender for payment of public and private  debts.  All  payments  made by the Issuer with  respect to this Note shall be applied  first to interest  due and payable on this Note as provided above and then to the unpaid principal of this Note.

         Reference  is made to the further  provisions  of this Note set forth on the reverse  hereof,  which shall have the same effect as though fully set forth on the face of this Note.

         Unless the  certificate  of  authentication  hereon has been executed by the Indenture  Trustee whose name appears  below by manual  signature,  this Note shall not be  entitled to any benefit  under the  Indenture,  or be valid or obligatory for any purpose.

         This Note is one of a duly  authorized  issue of Notes of the Issuer,  designated as its GMACM Home Equity
Loan-Backed Term Notes,  Series 2007-HE3 (the "Series 2007-HE3  Notes"),  all issued under the Indenture,  to which
Indenture  and all  indentures  supplemental  thereto  reference is hereby made for a statement  of the  respective rights and obligations  thereunder of the Issuer,  the Indenture Trustee and the Noteholders of the Series 2007-HE3
Notes.  The Series 2007-HE3 Notes are subject to all terms of the Indenture.

         The Series  2007-HE3  Notes (the  "Notes") are and will be equally and ratably  secured by the  collateral pledged as security therefor as provided in the Indenture.

         Principal of and interest on this Note will be payable on each Payment  Date,  commencing  on November 26,
2007, as described in the  Indenture.  "Payment  Date" means the  twenty-fifth  day of each month,  or, if any such date is not a Business Day, then the next succeeding Business Day.

         The entire  unpaid  principal  amount of this Note shall be due and payable in full on the Payment Date in
September  2037  pursuant  to  the  Indenture,  to  the  extent  not  previously  paid  on a  prior  Payment  Date.
Notwithstanding  the foregoing,  if an Event of Default shall have occurred and be  continuing,  then the Indenture
Trustee or the  Noteholders  of Notes  representing  not less than a majority of the aggregate  Note Balance of the
Notes,  may  declare the Notes to be  immediately  due and  payable in the manner  provided in Section  5.02 of the
Indenture.  All  principal  payments  on the  Notes  shall be made pro rata to the  Noteholders  of Notes  entitled thereto.

         Any  installment  of interest or principal,  if any,  payable on any Note that is punctually  paid or duly provided  for by the  Issuer  on the  applicable  Payment  Date  shall  be paid to the  related  Noteholder  on the preceding  Record  Date,  by wire  transfer  to an  account  specified  in writing  by such  Noteholder  reasonably satisfactory  to the  Indenture  Trustee as of the  preceding  Record  Date or, if no such  instructions  have been delivered  to the  Indenture  Trustee,  by check or money  order to such  Noteholder  mailed  to such  Noteholder's address as it appears in the Note  Register,  the amount  required to be  distributed  to such  Noteholder  on such
Payment Date pursuant to such Noteholder's Notes;  provided,  however,  that the Indenture Trustee shall not pay to such  Noteholder  any amount  required to be withheld from a payment to such  Noteholder by the Code. Any reduction in the principal  amount of this Note (or any one or more  predecessor  Notes) effected by any payments made on any
Payment  Date  shall  be  binding  upon all  future  Noteholders  of this  Note  and of any  Note  issued  upon the registration  of transfer  hereof or in exchange  hereof or in lieu hereof,  whether or not noted hereon.  If funds are  expected to be  available,  as provided in the  Indenture,  for payment in full of the then  remaining  unpaid principal  amount of this Note on a Payment Date, then the Indenture  Trustee,  in the name of and on behalf of the
Issuer,  will  notify the Person who was the  registered  Noteholder  hereof as of the Record Date  preceding  such
Payment Date by notice mailed or transmitted  by facsimile  prior to such Payment Date, and the amount then due and payable  shall be payable  only upon  presentation  and  surrender  of this Note at the address  specified  in such notice of final payment.

         As provided in the Indenture and subject to certain  limitations  set forth therein,  the transfer of this
Note may be  registered  on the Note  Register  upon  surrender  of this Note for  registration  of transfer at the
Corporate  Trust Office of the Indenture  Trustee,  duly  endorsed by, or  accompanied  by a written  instrument of transfer  in  form  satisfactory  to the  Indenture  Trustee  duly  executed  by,  the  Noteholder  hereof  or such
Noteholder's  attorney  duly  authorized  in writing,  with such  signature  guaranteed  by an "eligible  guarantor
institution"   meeting  the  requirements  of  the  Note  Registrar,   which  requirements  include  membership  or
participation in the Securities  Transfer Agent's Medallion  Program  ("STAMP") or such other "signature  guarantee program" as may be  determined  by the Note  Registrar  in  addition  to, or in  substitution  for,  STAMP,  all in accordance with the Exchange Act, and thereupon one or more new Notes in authorized  denominations  and in the same aggregate  principal amount will be issued to the designated  transferee or transferees.  No service charge will be charged for any  registration  of transfer or exchange of this Note, but the Note Registrar  shall require  payment of a sum  sufficient  to  cover  any tax or  governmental  charge  that  may be  imposed  in  connection  with  any registration of transfer or exchange of this Note.

         Each  Noteholder  or  Beneficial  Owner  of a Note,  by its  acceptance  of a Note,  or,  in the case of a
Beneficial  Owner of a Note, a beneficial  interest in a Note,  covenants and agrees that no recourse may be taken, directly  or  indirectly,  with  respect to the  obligations  of the Issuer,  the Owner  Trustee,  the Seller,  the
Servicer,  the Depositor or the Indenture  Trustee on the Notes or under the Indenture or any  certificate or other writing  delivered  in  connection  therewith,  against  (i) the  Indenture  Trustee  or the Owner  Trustee  in its
individual  capacity,  (ii) any  owner  of a  beneficial  interest  in the  Issuer  or (iii)  any  partner,  owner, beneficiary,  agent, officer,  director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity,  any holder of a beneficial  interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any
successor or assign of the Indenture  Trustee or the Owner Trustee in its individual  capacity,  except as any such
Person may have expressly agreed and except that any such partner,  owner or beneficiary  shall be fully liable, to the extent  provided by applicable  law for any unpaid  consideration  for stock,  unpaid capital  contribution  or failure to pay any installment or call owing to such entity.

         Each  Noteholder  or  Beneficial  Owner  of a Note,  by its  acceptance  of a Note  or,  in the  case of a
Beneficial  Owner of a Note, a beneficial  interest in a Note,  covenants  and agrees by accepting  the benefits of the Indenture  that such  Noteholder or Beneficial  Owner will not at any time  institute  against the Depositor or the Issuer,  or join in any  institution  against the Depositor or the Issuer of, any  bankruptcy,  reorganization, arrangement,  insolvency or liquidation  proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

         The Issuer has entered into the Indenture and this Note is issued with the  intention  that,  for federal, state and local income,  single business and franchise tax purposes,  the Notes will qualify as indebtedness of the
Issuer.  Each  Noteholder by its acceptance of a Note (and each  Beneficial  Owner of a Note by its acceptance of a beneficial  interest in a Note),  agrees to treat the Notes for federal,  state and local income,  single  business and franchise tax purposes as indebtedness of the Issuer.

         Prior to the due  presentment  for  registration  of transfer  of this Note,  the  Issuer,  the  Indenture
Trustee  and any agent of the Issuer or the  Indenture  Trustee may treat the Person in the name of which this Note is registered  (as of the day of  determination  or as of such other date as may be specified in the  Indenture) as the owner  hereof for all  purposes,  whether or not this Note be overdue,  and none of the Issuer,  the  Indenture
Trustee or any such agent shall be affected by notice to the contrary.

         The  Indenture  permits,  with  certain  exceptions  therein  provided,  the  amendment  thereof  and  the modification  of the  rights  and  obligations  of the  Issuer  and the  Indenture  Trustee  and the  rights of the
Noteholders of the Series  2007-HE3  Notes under the Indenture at any time by the Issuer and the Indenture  Trustee with the consent of the  Noteholders  of Notes  representing  a majority of the aggregate Note Balance of the Notes then Outstanding and with prior notice to the Rating Agencies.  The Indenture also contains  provisions  permitting the Noteholders of Notes representing  specified  percentages of the Note Balances of the Series 2007-HE3 Notes, on
behalf of the Noteholders of all Series 2007-HE3 Notes, to waive  compliance by the Issuer with certain  provisions of the  Indenture  and certain  past  defaults  under the  Indenture  and their  consequences.  Any such consent or waiver by the Noteholder of this Note (or any one of more  predecessor  Notes) shall be conclusive and binding upon such  Noteholder  and upon all future  Noteholders  of this Note and of any Note  issued upon the  registration  of transfer  hereof or in exchange  hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.  The Indenture  also permits the Issuer and the  Indenture  Trustee to amend or waive certain terms and  conditions set forth in the Indenture  without the consent of Noteholders of the Series  2007-HE3 Notes issued thereunder but with prior notice to the Rating Agencies.

         The term "Issuer" as used in this Note includes any successor or the Issuer under the Indenture.

         The Issuer is permitted by the Indenture,  under certain circumstances,  to merge or consolidate,  subject to the rights of the Indenture Trustee and the Noteholders of Notes under the Indenture.

         The Notes are issuable only in registered form in denominations  as provided in the Indenture,  subject to certain limitations therein set forth.

         This Note and the  Indenture  shall be  construed  in  accordance  with the laws of the State of New York, without  reference to its  conflicts of law  provisions,  and the  obligations,  rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

         No reference  herein to the  Indenture  and no provision of this Note or of the  Indenture  shall alter or impair the obligation of the Issuer,  which is absolute and unconditional,  to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

         Anything  herein to the contrary  notwithstanding,  except as expressly  provided in the Basic  Documents, none of Wilmington  Trust  Company in its  individual  capacity,  The Bank of New York Trust  Company,  N.A. in its individual  capacity,  any owner of a  beneficial  interest in the  Issuer,  or any of their  respective  partners, beneficiaries,  agents,  officers,  directors,  employees or successors or assigns shall be personally  liable for, nor shall  recourse  be had to any of them  for,  the  payment  of  principal  of or  interest  on this Note or the performance of, or the failure to perform, any of the covenants,  obligations or indemnifications  contained in the
Indenture.  The Noteholder of this Note, by its acceptance  hereof,  agrees that,  except as expressly  provided in the Basic  Documents,  in the case of an Event of Default under the Indenture,  such Noteholder shall have no claim against  any of the  foregoing  for any  deficiency,  loss or claim  therefrom;  provided,  however,  that  nothing contained herein shall be taken to prevent recourse to, and enforcement  against,  the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

         The Servicer  shall have the right to purchase  from the Issuer all of the Mortgage  Loans and related REO
Property if the aggregate  Note Balance of the Notes as of any Payment Date is less than 10% of the aggregate  Note
Balance of the Notes as of the Closing Date,  (provided  that the purchase price will provide  sufficient  funds to pay the  outstanding  Note  Balance and accrued and unpaid  interest on the Notes to the Payment Date on which such amounts are to be distributed to the  Securityholders),  at a price equal to 100% of the aggregate unpaid Principal
Balance of all such remaining  Mortgage Loans,  plus accrued and unpaid interest thereon at the weighted average of the Loan Rates  thereon up to the date  preceding the Payment Date on which such amounts are to be  distributed  to the Securityholders (and in the case of REO Property,  the fair market value of the REO Property),  (and any unpaid
Servicing  Fee  relating to the Mortgage  Loans shall be deemed to have been paid at such time),  plus any Interest
Shortfall and interest owed thereon to the Noteholders.

         IN WITNESS WHEREOF,  the Owner Trustee,  on behalf of the Issuer and not in its individual  capacity,  has caused this Note to be duly executed.

                                                     GMACM HOME EQUITY LOAN TRUST 2007-HE3

                                                     By:    WILMINGTON   TRUST  COMPANY,   not  in  its  individual
                                                            capacity but solely as Owner Trustee

Dated:  ___________________

                                                     By:__________________________________________________
                                                                       Authorized Signatory

                                           CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Indenture.

                                                     THE BANK OF NEW YORK TRUST COMPANY, N.A.,
                                                     not in its individual capacity but solely as
                                                     Indenture Trustee

Dated:  ___________________

                                                     By:__________________________________________________
                                                                       Authorized Signatory

                                                    ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee: _______________

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto

________________________________
 (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints
___________________________________________________________________________________________________________________
___________________________,  attorney,  to transfer  said Note on the books kept for  registration  thereof,  with full power of substitution in the premises.

Dated:____________________________________           ______________________________________________________   */
                                                     Signature Guaranteed:

                                                     ______________________________________________________   */

_____________________________
*        NOTICE:  The signature to this  assignment  must  correspond  with the name of the registered  owner as it appears on the face of the within Term Note in every  particular,  without  alteration,  enlargement  or any change whatever.  Such signature must be guaranteed by an "eligible  guarantor  institution"  meeting the  requirements of the Note Registrar,  which  requirements  include  membership or  participation  in STAMP or such other  "signature guarantee  program" as may be determined by the Note Registrar in addition to, or in substitution  for, STAMP,  all in accordance with the Securities Exchange Act of 1934, as amended.

                                                     EXHIBIT B
                                               FORM OF CLASS M NOTES

THIS NOTE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A NOTES AS DESCRIBED IN THE INDENTURE.

UNLESS  THIS NOTE IS  PRESENTED  BY AN  AUTHORIZED  REPRESENTATIVE  OF THE  DEPOSITORY  TRUST  COMPANY,  A NEW YORK
CORPORATION  ("DTC"),  TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE OR PAYMENT,  AND ANY NOTE
ISSUED  IS  REGISTERED  IN THE  NAME  OF  CEDE & CO.  OR IN  SUCH  OTHER  NAME  AS IS  REQUESTED  BY AN  AUTHORIZED
REPRESENTATIVE  OF DTC (AND ANY  PAYMENT  IS MADE TO CEDE & CO.  OR TO SUCH  OTHER  ENTITY  AS IS  REQUESTED  BY AN
AUTHORIZED  REPRESENTATIVE  OF DTC),  ANY TRANSFER,  PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY
PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE  PRINCIPAL  OF THIS  NOTE IS  PAYABLE  IN  INSTALLMENTS  AS SET  FORTH  HEREIN.  ACCORDINGLY,  THE  OUTSTANDING
PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS NOTE DOES NOT  REPRESENT  AN INTEREST IN OR  OBLIGATION  OF THE  SELLER,  THE  DEPOSITOR,  THE  SERVICER,  THE
INDENTURE TRUSTEE, THE OWNER TRUSTEE OR GMAC MORTGAGE GROUP, LLC OR ANY OF THEIR RESPECTIVE  AFFILIATES,  EXCEPT AS
EXPRESSLY PROVIDED IN THE INDENTURE OR THE OTHER BASIC DOCUMENTS.

THE HOLDER OF THIS NOTE IS DEEMED TO HAVE  REPRESENTED  THAT THE  ACQUISITION  OF THIS NOTE BY THE HOLDER  DOES NOT
CONSTITUTE OR GIVE RISE TO A PROHIBITED  TRANSACTION  UNDER  SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE,  FOR
WHICH NO STATUTORY, REGULATORY OR ADMINISTRATIVE EXEMPTION IS AVAILABLE.

GMACM Home Equity Loan-Backed Term Note, Class M-[ ]

Registered

Initial Note Balance:  $_____________.00

No. M-__

Note Rate:  Fixed

CUSIP NO. __________

                                       GMACM HOME EQUITY LOAN TRUST 2007-HE3

         GMACM Home Equity Loan Trust  2007-HE3,  a statutory  trust duly  organized and existing under the laws of the State of Delaware  (herein referred to as the "Issuer"),  for value received,  hereby promises to pay to Cede &
Co.  or its  registered  assigns,  the  principal  sum of  _______________________________________________  Dollars
($__________),  payable on each Payment Date in an amount equal to the pro rata portion  allocable hereto (based on the Initial Note  Balance  specified  above and the Initial Note Balance of all Class M-__ Notes) of the  aggregate amount,  if any,  payable from the Note Payment  Account in respect of principal of the Class M Notes (the "Notes")
pursuant to Section 3.05 of the indenture  dated as of October 26, 2007 (the  "Indenture"),  between the Issuer and
The Bank of New York  Trust  Company,  National  Association,  as  indenture  trustee  (the  "Indenture  Trustee");
provided,  however,  that the entire unpaid  principal  amount of this Note shall be due and payable on the Payment
Date in September  2037, to the extent not previously paid on a prior Payment Date.  Capitalized  terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the Indenture.

         Interest on the Notes will be paid  monthly on each  Payment  Date at the Note Rate for the related  Class of Notes for the  Interest  Period.  The Note  Rate for each  Interest  Period  will be a fixed  rate  equal to the lesser of a per annum rate equal to (i)  7.500% and (ii) the Class M Net WAC Cap Rate.  Interest  on this Note will accrue for each  Payment  Date from the most recent  Payment  Date on which  interest has been paid (in the case of the first Payment Date,  from the Closing  Date) to but excluding  such Payment Date.  Interest will be computed on the basis of a thirty day month in each  Interest  Period and a year  assumed to consist of 360 days.  Principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

         Principal  of and  interest  on this Note are  payable in such coin or  currency  of the United  States of
America as at the time of payment is legal tender for payment of public and private  debts.  All  payments  made by the Issuer with  respect to this Note shall be applied  first to interest  due and payable on this Note as provided above and then to the unpaid principal of this Note.

         Reference  is made to the further  provisions  of this Note set forth on the reverse  hereof,  which shall have the same effect as though fully set forth on the face of this Note.

         Unless the  certificate  of  authentication  hereon has been executed by the Indenture  Trustee whose name appears below by manual signature,  this Note shall not be entitled to any benefit under the Indenture  referred to on the reverse hereof, or be valid or obligatory for any purpose.

         This Note is one of a duly  authorized  issue of Notes of the Issuer,  designated as its GMACM Home Equity
Loan-Backed Term Notes,  Series 2007-HE3 (the "Series 2007-HE3  Notes"),  all issued under the Indenture,  to which
Indenture  and all  indentures  supplemental  thereto  reference is hereby made for a statement  of the  respective rights and obligations  thereunder of the Issuer,  the Indenture Trustee and the Noteholders of the Series 2007-HE3
Notes.  The Series 2007-HE3 Notes are subject to all terms of the Indenture.

         The Series  2007-HE3  Notes are and will be equally  and  ratably  secured  by the  collateral  pledged as security therefor as provided in the Indenture.

         Principal of and interest on this Note will be payable on each Payment  Date,  commencing  on November 26,
2007, as described in the  Indenture.  "Payment  Date" means the  twenty-fifth  day of each month,  or, if any such date is not a Business Day, then the next succeeding Business Day.

         The entire  unpaid  principal  amount of this Note shall be due and payable in full on the Payment Date in
September  2037  pursuant  to  the  Indenture,  to  the  extent  not  previously  paid  on a  prior  Payment  Date.
Notwithstanding  the foregoing,  if an Event of Default shall have occurred and be  continuing,  then the Indenture
Trustee or the  Noteholders  of Notes  representing  not less than a majority of the aggregate  Note Balance of the
Notes may  declare  the Notes to be  immediately  due and  payable in the manner  provided  in Section  5.02 of the
Indenture.  All  principal  payments  on the  Notes  shall be made pro rata to the  Noteholders  of Notes  entitled thereto.

         Any  installment  of interest or principal,  if any,  payable on any Note that is punctually  paid or duly provided  for by the  Issuer  on the  applicable  Payment  Date  shall  be paid to the  related  Noteholder  on the preceding  Record  Date,  by wire  transfer  to an  account  specified  in writing  by such  Noteholder  reasonably satisfactory  to the  Indenture  Trustee as of the  preceding  Record  Date or, if no such  instructions  have been delivered  to the  Indenture  Trustee,  by check or money  order to such  Noteholder  mailed  to such  Noteholder's address as it appears in the Note  Register,  the amount  required to be  distributed  to such  Noteholder  on such
Payment Date pursuant to such Noteholder's Notes;  provided,  however,  that the Indenture Trustee shall not pay to such  Noteholder  any amount  required to be withheld from a payment to such  Noteholder by the Code. Any reduction in the principal  amount of this Note (or any one or more  predecessor  Notes) effected by any payments made on any
Payment  Date  shall  be  binding  upon all  future  Noteholders  of this  Note  and of any  Note  issued  upon the registration  of transfer  hereof or in exchange  hereof or in lieu hereof,  whether or not noted hereon.  If funds are  expected to be  available,  as provided in the  Indenture,  for payment in full of the then  remaining  unpaid principal  amount of this Note on a Payment Date, then the Indenture  Trustee,  in the name of and on behalf of the
Issuer,  will  notify the Person who was the  registered  Noteholder  hereof as of the Record Date  preceding  such
Payment Date by notice mailed or transmitted  by facsimile  prior to such Payment Date, and the amount then due and payable  shall be payable  only upon  presentation  and  surrender  of this Note at the address  specified  in such notice of final payment.

         As provided in the Indenture and subject to certain  limitations  set forth therein,  the transfer of this
Note may be  registered  on the Note  Register  upon  surrender  of this Note for  registration  of transfer at the
Corporate  Trust Office of the Indenture  Trustee,  duly  endorsed by, or  accompanied  by a written  instrument of transfer  in  form  satisfactory  to the  Indenture  Trustee  duly  executed  by,  the  Noteholder  hereof  or such
Noteholder's  attorney  duly  authorized  in writing,  with such  signature  guaranteed  by an "eligible  guarantor
institution"   meeting  the  requirements  of  the  Note  Registrar,   which  requirements  include  membership  or
participation in the Securities  Transfer Agent's Medallion  Program  ("STAMP") or such other "signature  guarantee program" as may be  determined  by the Note  Registrar  in  addition  to, or in  substitution  for,  STAMP,  all in accordance with the Exchange Act, and thereupon one or more new Notes in authorized  denominations  and in the same aggregate  principal amount will be issued to the designated  transferee or transferees.  No service charge will be charged for any  registration  of transfer or exchange of this Note, but the Note Registrar  shall require  payment of a sum  sufficient  to  cover  any tax or  governmental  charge  that  may be  imposed  in  connection  with  any registration of transfer or exchange of this Note.

         Each  Noteholder  or  Beneficial  Owner  of a Note,  by its  acceptance  of a Note,  or,  in the case of a
Beneficial  Owner of a Note, a beneficial  interest in a Note,  covenants and agrees that no recourse may be taken, directly  or  indirectly,  with  respect to the  obligations  of the Issuer,  the Owner  Trustee,  the Seller,  the
Servicer,  the Depositor or the Indenture  Trustee on the Notes or under the Indenture or any  certificate or other writing  delivered  in  connection  therewith,  against  (i) the  Indenture  Trustee  or the Owner  Trustee  in its
individual  capacity,  (ii) any  owner  of a  beneficial  interest  in the  Issuer  or (iii)  any  partner,  owner, beneficiary,  agent, officer,  director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity,  any holder of a beneficial  interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any
successor or assign of the Indenture  Trustee or the Owner Trustee in its individual  capacity,  except as any such
Person may have expressly agreed and except that any such partner,  owner or beneficiary  shall be fully liable, to the extent  provided by applicable  law for any unpaid  consideration  for stock,  unpaid capital  contribution  or failure to pay any installment or call owing to such entity.

         Each  Noteholder  or  Beneficial  Owner  of a Note,  by its  acceptance  of a Note  or,  in the  case of a
Beneficial  Owner of a Note, a beneficial  interest in a Note,  covenants  and agrees by accepting  the benefits of the Indenture that such Noteholder or Beneficial  Owner will not at any time institute  against the Depositor,  the
Seller,  the Servicer,  GMAC Mortgage GROUP, LLC or the Issuer,  or join in any institution  against the Depositor, the Seller, the Servicer, GMAC Mortgage Group, LLC or the Issuer of, any bankruptcy,  reorganization,  arrangement, insolvency  or  liquidation  proceedings  under any United  States  federal or state  bankruptcy  or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

         The Issuer has entered into the Indenture and this Note is issued with the  intention  that,  for federal, state and local income,  single business and franchise tax purposes,  the Notes will qualify as indebtedness of the
Issuer.  Each  Noteholder,  by its acceptance of a Note (and each Beneficial Owner of a Note by its acceptance of a beneficial  interest in a Note),  agrees to treat the Notes for federal,  state and local income,  single  business and franchise tax purposes as indebtedness of the Issuer.

         Prior to the due  presentment  for  registration  of transfer  of this Note,  the  Issuer,  the  Indenture
Trustee  and any agent of the Issuer or the  Indenture  Trustee may treat the Person in the name of which this Note is registered  (as of the day of  determination  or as of such other date as may be specified in the  Indenture) as the owner  hereof for all  purposes,  whether or not this Note be overdue,  and none of the Issuer,  the  Indenture
Trustee or any such agent shall be affected by notice to the contrary.

         The  Indenture  permits,  with  certain  exceptions  therein  provided,  the  amendment  thereof  and  the modification  of the  rights  and  obligations  of the  Issuer  and the  Indenture  Trustee  and the  rights of the
Noteholders of the Series  2007-HE3  Notes under the Indenture at any time by the Issuer and the Indenture  Trustee and the  Noteholders of Notes  representing a majority of the aggregate Note Balance of the Notes then  Outstanding and with prior notice to the Rating  Agencies.  The Indenture also contains  provisions  permitting the Noteholders of Notes  representing  specified  percentages of the Note Balances of the Series  2007-HE3 Notes, on behalf of the
Noteholders  of all Series  2007-HE3  Notes,  to waive  compliance  by the Issuer with  certain  provisions  of the
Indenture and certain past  defaults  under the  Indenture  and their  consequences.  Any such consent or waiver by the  Noteholder  of this Note (or any one of more  predecessor  Notes)  shall be  conclusive  and binding upon such
Noteholder and upon all future  Noteholders of this Note and of any Note issued upon the  registration  of transfer hereof or in exchange  hereof or in lieu  hereof  whether or not  notation  of such  consent or waiver is made upon this Note.  The  Indenture  also permits the Issuer and the  Indenture  Trustee to amend or waive certain terms and conditions  set forth in the  Indenture  without the consent of  Noteholders  of the Series  2007-HE3  Notes issued thereunder but with prior notice to the Rating Agencies.

         The term "Issuer" as used in this Note includes any successor or the Issuer under the Indenture.

         The Issuer is permitted by the Indenture,  under certain circumstances,  to merge or consolidate,  subject to the rights of the Indenture Trustee and the Noteholders of Notes under the Indenture.

         The Notes are issuable only in registered form in denominations  as provided in the Indenture,  subject to certain limitations therein set forth.

         This Note and the  Indenture  shall be  construed  in  accordance  with the laws of the State of New York, without  reference to its  conflicts of law  provisions,  and the  obligations,  rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

         No reference  herein to the  Indenture  and no provision of this Note or of the  Indenture  shall alter or impair the obligation of the Issuer,  which is absolute and unconditional,  to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

         Anything  herein to the contrary  notwithstanding,  except as expressly  provided in the Basic  Documents, none of Wilmington  Trust  Company in its  individual  capacity,  The Bank of New York Trust  Company,  N.A. in its individual  capacity,  any owner of a  beneficial  interest in the  Issuer,  or any of their  respective  partners, beneficiaries,  agents,  officers,  directors,  employees or successors or assigns shall be personally  liable for, nor shall  recourse  be had to any of them  for,  the  payment  of  principal  of or  interest  on this Note or the performance of, or the failure to perform, any of the covenants,  obligations or indemnifications  contained in the
Indenture.  The Noteholder of this Note, by its acceptance  hereof,  agrees that,  except as expressly  provided in the Basic  Documents,  in the case of an Event of Default under the Indenture,  such Noteholder shall have no claim against  any of the  foregoing  for any  deficiency,  loss or claim  therefrom;  provided,  however,  that  nothing contained herein shall be taken to prevent recourse to, and enforcement  against,  the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

         The Servicer  shall have the right to purchase  from the Issuer all of the Mortgage  Loans and related REO
Property if the aggregate  Note Balance of the Notes as of any Payment Date is less than 10% of the aggregate  Note
Balance of the Notes as of the Closing Date,  (provided  that the purchase price will provide  sufficient  funds to pay the  outstanding  Note  Balance and accrued and unpaid  interest on the Notes to the Payment Date on which such amounts are to be distributed to the  Securityholders),  at a price equal to 100% of the aggregate unpaid Principal
Balance of all such remaining  Mortgage Loans,  plus accrued and unpaid interest thereon at the weighted average of the Loan Rates  thereon up to the date  preceding the Payment Date on which such amounts are to be  distributed  to the Securityholders (and in the case of REO Property,  the fair market value of the REO Property),  (and any unpaid
Servicing  Fee  relating to the Mortgage  Loans shall be deemed to have been paid at such time),  plus any Interest
Shortfall and interest owed thereon to the Noteholders.

                                             [Signature Page Follows]

         IN WITNESS WHEREOF,  the Owner Trustee,  on behalf of the Issuer and not in its individual  capacity,  has caused this Note to be duly executed.

                                                     GMACM HOME EQUITY LOAN TRUST 2007-HE3

                                                     By:    WILMINGTON TRUST COMPANY, not in its individual
                                                            capacity but solely as Owner Trustee

Dated:  __________________

                                                     By:____________________________________________________
                                                                       Authorized Signatory

CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Indenture.

                                                     THE BANK OF NEW YORK TRUST COMPANY, N.A.,
                                                     not in its individual capacity but solely as
                                                     Indenture Trustee

                                                     By:__________________________________________________
                                                                       Authorized Signatory

Dated: __________________

                                                    ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee: _______________

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto

______________________________________________________________________________________________________________________
                                               (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints
______________________________________________________________________________________________________________________
______________________________________________________________________________________________________________________,

attorney,  to transfer said Note on the books kept for  registration  thereof,  with full power of  substitution in the premises.

Dated:___________________________________                     ______________________________________________________   */
                                                              Signature Guaranteed:

                                                              ______________________________________________________   */

*        NOTICE:  The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                    APPENDIX A

                                                    DEFINITIONS

         Accrued  Certificate  Interest:  With respect to the Class SB  Certificates,  interest  accrued during the related Interest Period at the Certificate Rate for such Certificate on its Notional Amount for such Payment Date.

         Adverse REMIC Event:  As defined in Section 11.01(f) of the Indenture.

         Affiliate:  With  respect to any Person,  any other  Person  controlling,  controlled  by or under  common control  with such Person.  For purposes of this  definition,  "control"  means the power to direct the  management and policies of a Person,  directly or indirectly,  whether through ownership of voting securities,  by contract or otherwise and "controlling" and "controlled" shall have meanings correlative to the foregoing.

         Appraised Value:  With respect to any Mortgaged  Property,  either (x) the value as generally set forth in an appraisal of such  Mortgaged  Property  used to establish  compliance  with the  underwriting  criteria  then in effect in connection with the application for the Mortgage Loan secured by such Mortgaged  Property,  or (y) if the sales price of such Mortgaged  Property is considered in accordance with the  underwriting  criteria  applicable to the  related  Mortgage  Loan,  the lesser of (i) the  appraised  value  referred to in (x) above and (ii) the sales price of such Mortgaged Property.

         Assignment of Mortgage:  With respect to any  Mortgage,  an  assignment,  notice of transfer or equivalent instrument,  in recordable  form,  sufficient  under the laws of the  jurisdiction  in which the related  Mortgaged
Property  is  located  to reflect  the  conveyance  of such  Mortgage,  which  assignment,  notice of  transfer  or equivalent  instrument  may be in the  form  of one or more  blanket  assignments  covering  Mortgages  secured  by
Mortgaged Properties located in the same jurisdiction.

         Authorized  Newspaper:  A newspaper of general  circulation  in the Borough of Manhattan,  The City of New
York,  printed in the English language and customarily  published on each Business Day, whether or not published on
Saturdays, Sundays or holidays.

         Authorized  Officer:  With respect to the Issuer,  any officer of the Owner  Trustee who is  authorized to act for the Owner  Trustee  in matters  relating  to the Issuer  and who is  identified  on the list of  Authorized
Officers  delivered  by the  Owner  Trustee  to the  Indenture  Trustee  on the  Closing  Date (as such list may be modified or supplemented from time to time thereafter).

         Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

         Basic Documents:  The Trust Agreement,  the Indenture,  the Purchase Agreement,  the Servicing  Agreement,
the Custodial Agreement and the other documents and certificates delivered in connection with any of the above.

         Beneficial  Owner:  With  respect  to any Note,  the Person  who is the  beneficial  owner of such Note as reflected on the books of the Depository or on the books of a Person  maintaining  an account with such  Depository
(directly as a Depository  Participant  or indirectly  through a Depository  Participant,  in  accordance  with the rules of such Depository).

         Billing  Cycle:  With respect to any Mortgage Loan and Due Date,  the calendar  month  preceding  such Due
Date.

         Book-Entry  Notes:  Beneficial  interests  in the Notes,  ownership  and  transfers of which shall be made through book entries by the Depository as described in Section 4.06 of the Indenture.

         Business  Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which  banking  institutions in the States of New York,  Pennsylvania,  Delaware or any State in which the  Corporate  Trust Office are required or authorized by law to be closed.

         Certificate  Balance:  With respect to any Payment Date and the Class SB Certificates,  an amount equal to the then applicable  Certificate  Percentage Interest of such Certificate  multiplied by the  Overcollateralization
Amount.

         Certificate  Distribution  Amount:  For  any  Payment  Date,  the  amount,  if any,  distributable  on the
Certificates for such Payment Date pursuant to Section 3.05(a)(xv) of the Indenture.

         Certificate of Trust:  The  Certificate of Trust filed for the Trust  pursuant to  Section 3810(a)  of the
Statutory Trust Statute.

         Certificate  Paying Agent:  The Certificate  Paying Agent appointed  pursuant to Section 3.10 of the Trust
Agreement.  Initially the Indenture Trustee has been appointed as the Certificate Paying Agent.

         Certificate  Percentage  Interest:  With respect to any Payment Date and any  Certificate,  the Percentage
Interest for such Certificate.

         Certificate  Rate: With respect to the Class SB Certificates  and REMIC III Regular Interest SB-IO and any
Payment  Date, a rate per annum equal to the  percentage  equivalent  of a fraction,  the numerator of which is the sum of the amounts  calculated  pursuant to clauses (i) through (viii) below,  and the  denominator of which is the aggregate  Uncertificated  Principal  Balance of the REMIC II Regular  Interests.  For purposes of calculating  the
Certificate  Rate for the Class SB Certificates  and REMIC III Regular  Interest  SB-IO,  the numerator is equal to the sum of the following components:

         (i)      the REMIC II  Remittance  Rate for REMIC II Regular  Interest  LT1 minus the SB-IO  Marker  Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest LT1;

         (ii)     the REMIC II  Remittance  Rate for REMIC II Regular  Interest  LT2 minus the SB-IO  Marker  Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest LT2;

         (iii)    the REMIC II  Remittance  Rate for REMIC II Regular  Interest  LT4 minus  twice the SB-IO  Marker
Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest LT4;

         (iv)     the REMIC II  Remittance  Rate for REMIC II Regular  Interest  LTY-1 minus the SB-IO Marker Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest LTY-1;

         (v)      the REMIC II  Remittance  Rate for REMIC II Regular  Interest  LT5 minus the SB-IO  Marker  Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest LT5;

         (vi)     the REMIC II  Remittance  Rate for REMIC II Regular  Interest  LT6 minus the SB-IO  Marker  Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest LT6;

         (vii)    the REMIC II  Remittance  Rate for REMIC II Regular  Interest  LT8 minus  twice the SB-IO  Marker
Rate,  applied to a notional  amount equal to the  Uncertificated  Principal  Balance of REMIC II Regular  Interest
LT8; and

         (viii)   the REMIC II  Remittance  Rate for REMIC II Regular  Interest  LTY-2 minus the SB-IO Marker Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest LTY-2.

         Certificate  Register:  The register  maintained  by the  Certificate  Registrar in which the  Certificate
Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates.

         Certificate  Registrar:  The  Certificate  Registrar  appointed  pursuant  to  Section 3.05  of the  Trust
Agreement.  Initially the Indenture Trustee has been appointed as the Certificate Registrar.

         Certificateholder:  The Person in whose name a  Certificate  is  registered  in the  Certificate  Register except that, any Certificate  registered in the name of the Issuer,  the Owner Trustee or the Indenture  Trustee or
any  Affiliate  of the Owner  Trustee  or the  Indenture  Trustee  shall be deemed  not to be  outstanding  and the registered  holder  will not be  considered  a  Certificateholder  for  purposes  of giving  any  request,  demand, authorization,  direction, notice, consent or waiver under the Indenture or the Trust Agreement;  provided that, in determining  whether  the  Indenture  Trustee or the Owner  Trustee  shall be  protected  in relying  upon any such request,  demand,  authorization,  direction,  notice,  consent or waiver,  only  Certificates  that the  Indenture
Trustee or the Owner Trustee knows to be so owned shall be so disregarded.  Owners of  Certificates  that have been pledged in good faith may be regarded as  Certificateholders  if the pledgee establishes to the satisfaction of the
Indenture  Trustee or the Owner  Trustee,  as the case may be, the  pledgee's  right so to act with respect to such
Certificates  and that the pledgee is not the Issuer,  any other obligor upon the  Certificates or any Affiliate of the Owner Trustee or the Indenture Trustee.

         Certificates:  Collectively, the Class R and the Class SB Certificates.

         Class:  With respect to any Note, all Notes that bear the same Class  designation,  (i.e., the Class I-A-1
Notes as a group,  Class I-A-2 Notes as a group,  Class  II-A-1  Notes as a group,  Class  II-A-2 Notes as a group,
Class M-1 Notes as a group and Class M-2 Notes as a group).  With  respect  to any  Certificate,  all  Certificates that bear the same Class  designation,  (i.e.,  the Class SB Certificates as a group,  Class R-I  Certificates as a group,  Class R-II  Certificates as a group and Class R-III  Certificates as a group).  With respect to any Regular
Interest, all Regular Interests that bear the same class designation.

         Class I-A-1  Notes:  The Class  I-A-1  GMACM Home Equity  Loan-Backed  Term  Notes,  Series  2007-HE3,  in
substantially the form set forth in Exhibit A-1 to the Indenture.

         Class I-A-2  Notes:  The Class  I-A-2  GMACM Home Equity  Loan-Backed  Term  Notes,  Series  2007-HE3,  in
substantially the form set forth in Exhibit A-1 to the Indenture.

         Class II-A-1  Notes:  The Class II-A-1  GMACM Home Equity  Loan-Backed  Term Notes,  Series  2007-HE3,  in
substantially the form set forth in Exhibit A-1 to the Indenture.

         Class II-A-2  Notes:  The Class II-A-2  GMACM Home Equity  Loan-Backed  Term Notes,  Series  2007-HE3,  in
substantially the form set forth in Exhibit A-1 to the Indenture.

         Class A Notes:  Collectively,  the Class I-A-1  Notes,  Class I-A-2  Notes,  Class  II-A-1 Notes and Class
II-A-2 Notes.

         Class A Principal  Distribution  Amount:  With  respect to any Payment  Date that is prior to the Stepdown
Date or on or after the  Stepdown  Date if a Trigger  Event is in effect,  the  Principal  Collection  Distribution
Amount for such Payment  Date.  With respect to any Payment Date on or after the Stepdown  Date if a Trigger  Event is not in effect as of such Payment Date, the lesser of (a) the Principal  Collection  Distribution Amount for such
Payment  Date and (b) the excess of (i) the  aggregate  Note  Balance of the Class A Notes as of such  Payment Date prior to any  distributions  thereon  over (ii) the lesser of (x) the product of (1) the  applicable  Subordination
Percentage  and (2) the Pool Balance after giving effect to  distributions  to be made on such Payment Date and (y)
the  Pool  Balance  after  to  giving  effect  to   distributions  to  be  made  on  such  Payment  Date  less  the
Overcollateralization Floor.

         Class M Net WAC Cap  Rate:  With  respect  to any  Payment  Date and the Class M Notes,  a per annum  rate equal to the  weighted  average of (i) the Group I Net WAC Rate and (ii)  Group II  Net WAC Rate,  weighted  on the basis of the related Subordinate Component.

         Class M Notes:  Together, the Class M-1 Notes and Class M-2 Notes.

         Class  M-1  Notes:  The  Class  M-1  GMACM  Home  Equity  Loan-Backed  Term  Notes,  Series  2007-HE3,  in
substantially the form set forth in Exhibit A-1 to the Indenture.

         Class M-1 Principal  Distribution  Amount:  With respect to any Payment Date that is prior to the Stepdown
Date or on or after  the  Stepdown  Date if a  Trigger  Event is in  effect,  the  remaining  Principal  Collection
Distribution  Amount for such Payment Date after the  distribution  of the Class A Principal  Distribution  Amount.
With  respect to any  Payment  Date on or after the  Stepdown  Date if a Trigger  Event is not in effect as of such
Payment  Date,  the lesser of (a) the  remaining  Principal  Collection  Distribution  Amount for such Payment Date after the  distribution of the Class A Principal  Distribution  Amount and (b) the excess of (i) the aggregate Note
Balance  of the Class A Notes as of such  Payment  Date  after any  distributions  on such  Notes and (ii) the Note
Balance of the Class M 1 Notes as of such  Payment Date prior to any  distributions  thereon over (A) the lesser of
(x) the product of (1) the  applicable  Subordination  Percentage  and (2) the Pool Balance  after giving effect to distributions  to be made on such Payment Date and (y) the Pool Balance after to giving effect to  distributions to be made on such Payment Date less the Overcollateralization Floor.

         Class  M-2  Notes:  The  Class  M-2  GMACM  Home  Equity  Loan-Backed  Term  Notes,  Series  2007-HE3,  in
substantially the form set forth in Exhibit A-1 to the Indenture.

         Class M-2 Principal  Distribution  Amount:  With respect to any Payment Date that is prior to the Stepdown
Date or on or after  the  Stepdown  Date if a  Trigger  Event is in  effect,  the  remaining  Principal  Collection
Distribution  Amount for such Payment Date after the distribution of the Class A Principal  Distribution Amount and
the Class M 1 Principal  Distribution  Amount.  With respect to any Payment Date on or after the Stepdown Date if a
Trigger  Event is not in effect as of such  Payment  Date,  the lesser of (a) the  remaining  Principal  Collection
Distribution  Amount for such Payment Date after the distribution of the Class A Principal  Distribution Amount and
the Class M-1 Principal  Distribution  Amount and (b) the excess of (i) the  aggregate  Note Balance of the Class A
Notes and the Class M-1 Notes as of such  Payment  Date  after any  distributions  on such  Notes and (ii) the Note
Balance of the Class M-2 Notes as of such  Payment Date prior to any  distributions  thereon over (A) the lesser of
(x) the product of (1) the  applicable  Subordination  Percentage  and (2) the Pool Balance  after giving effect to distributions  to be made on such Payment Date and (y) the Pool Balance after to giving effect to  distributions to be made on such Payment Date less the Overcollateralization Floor.

         Class  Principal  Balance:  For each Class of Notes,  the Initial Note Balance  thereof as reduced on each successive  Payment Date by principal  distributed in respect thereof on such Payment Date pursuant to Section 3.03 of the Servicing Agreement and Section 3.05 of the Indenture.

         Class R Certificates:  The Class R-I Certificates,  Class R-II Certificates and Class R-III  Certificates,
each as  substantially  in the form of Exhibit I to the Trust Agreement and entitled to  distributions  as provided in the Trust Agreement.

         Class SB  Certificates:  The Class SB  Certificates  substantially  in the form of  Exhibit A to the Trust
Agreement and entitled to distributions as provided in the Trust Agreement.

         Class SB Distribution  Amount: On any Payment Date, the sum of (i) Accrued  Certificate  Interest for such
Payment Date, (ii) the amounts  payable to the  Certificates  pursuant to Section  3.05(a)(ix) of the Indenture and
(iii) the  Overcollateralization  Release Amount, if any, for the Determination  Date related to such Payment Date, reduced,  but not below zero,  by the  Liquidation  Loss  Distribution  Amount and  Overcollateralization  Increase
Amount for such Payment Date, all of the foregoing done without double counting either in addition or subtraction.

         Closing Date: October 26, 2007.

         Code:  The  Internal  Revenue  Code of  1986,  as  amended,  and the  rules  and  regulations  promulgated thereunder.

         Collateral:  The meaning specified in the Granting Clause of the Indenture.

         Collection  Period:  With respect to any Mortgage Loan and Payment Date, the calendar month  preceding any such Payment Date.

         Collections:  With respect to any Collection  Period, all Interest  Collections and Principal  Collections
during such Collection Period.

         Combined  Loan-to-Value  Ratio or CLTV:  With respect to each  Mortgage  Loan,  the ratio,  expressed as a percentage,  of the sum of (i) the  initial  principal  balance of such  Mortgage  Loan,  and (ii) any  outstanding principal  balance,  at origination of such Mortgage Loan, of all other mortgage loans,  if any,  secured by senior liens on the related Mortgaged Property, to the Appraised Value, or, when not available, the Stated Value.

         Commission:  The Securities and Exchange Commission.

         Corporate  Trust  Office:  With  respect to the  Indenture  Trustee,  Certificate  Registrar,  Certificate
Paying Agent and Paying Agent,  the principal  corporate  trust office of the Indenture  Trustee and Note Registrar at which at any particular  time its corporate  trust business shall be  administered,  which office at the date of the execution of this instrument is located at 4 New York Plaza,  6th Floor,  New York, New York 10004,  Attention:
Worldwide  Securities  Services/Structured  Finance  Services—GMACM  Series  2007-HE3.  With  respect  to the Owner
Trustee,  the principal  corporate  trust office of the Owner Trustee at which at any particular time its corporate trust  business  shall be  administered,  which  office at the date of the  execution  of this Trust  Agreement  is located at Rodney Square North, 1100 North Market Street,  Wilmington,  Delaware 19890, Attention:  Corporate Trust
Administration.

         Custodial  Account:  The  account  or  accounts  created  and  maintained  by  the  Servicer  pursuant  to
Section 3.02(b)  of the Servicing  Agreement,  in which the Servicer shall deposit or cause to be deposited certain amounts in respect of the Mortgage Loans.

         Custodial  Agreement:  The  Custodial  Agreement,  dated  the  Closing  Date,  among  the  Custodian,  the
Indenture  Trustee,  the Issuer and the  Servicer  relating  to the custody of the  Mortgage  Loans and the Related
Documents.

         Custodian:  GMAC Bank and its successors and assigns, as applicable  pursuant to the Custodial  Agreement, or any other  successor  custodian  of the  Mortgage  Files  appointed  by the  Indenture  Trustee  and  reasonably acceptable to the Servicer.

         Cut-Off Date:  October 1, 2007.

         Cut-Off Date Principal  Balance:  With respect to any Mortgage Loan, the unpaid principal  balance thereof as of the close of business on the last day of the Billing Cycle immediately prior to the Cut-Off Date.

         Default:  Any  occurrence  which is or with  notice or the lapse of time or both would  become an Event of
Default.

         Definitive Notes:  Any definitive, fully registered Note, as described in Section 4.06 of the Indenture.

         Deleted Loan:  A Mortgage Loan replaced or to be replaced with an Eligible Substitute Loan.

         Delinquent:  As used herein,  a Mortgage  Loan is  considered  to be: "30 to 59 days" or "30 or more days"
delinquent  when a payment due on any  scheduled  due date  remains  unpaid as of the close of business on the next following  monthly due date.  Since the  determination as to whether a Mortgage Loan falls into these categories is made as of the close of business on the last  business  day of each  month,  a Mortgage  Loan with a payment due on
July 1 that  remained  unpaid as of the close of business on July 31 would still be  considered  current as of July
31. If that  payment  remained  unpaid as of the close of  business on August 31, the  Mortgage  Loan would then be considered  30-59 days  delinquent.  Delinquency  information  as of the Cut-off Date is determined and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

         Delinquency  Percentages:  With  respect to any Payment  Date,  the  percentage  equivalent  of a fraction
(A) the  numerator of which is the  Principal  Balance that are  Delinquent  for 60 days or more as of such Payment
Date and  (B) the  denominator  of which is the Pool  Balance,  in each  case as of the  beginning  of the  related
Collection Period, expressed as a percentage.

         Depositor:  Residential  Asset  Mortgage  Products,  Inc.,  a Delaware  corporation,  or its  successor in interest.

         Depository:  The  Depository  Trust  Company or a successor  appointed by the  Indenture  Trustee with the approval  of the Issuer.  Any  successor  to the  Depository  shall be an  organization  registered  as a "clearing agency" pursuant to Section 17A of the Exchange Act and the regulations of the Commission thereunder.

         Depository  Participant:  A  Person  for  whom,  from  time to time,  the  Depository  effects  book-entry transfers and pledges of securities deposited with the Depository.

         Determination  Date:  With  respect to any Payment  Date,  the 18th day of the month in which such Payment
Date occurs or if such day is not a Business Day, the next succeeding Business Day.

         Disqualified  Organization:  Any  organization  defined as a  "disqualified  organization"  under  Section
860E(e)(5) of the Code, and if not otherwise  included,  any of the following:  (i) the United States, any State or political  subdivision  thereof,  any possession of the United States, or any agency or  instrumentality  of any of the foregoing  (other than an  instrumentality  which is a corporation  if all of its activities are subject to tax and,  except for Freddie  Mac, a majority of its board of directors  is not  selected by such  governmental  unit),
(ii) a  foreign  government,  any  international  organization,  or any  agency  or  instrumentality  of any of the foregoing,  (iii) any organization (other than certain farmers' cooperatives  described in Section 521 of the Code)
which is exempt  from the tax  imposed by Chapter 1 of the Code  (including  the tax  imposed by Section 511 of the
Code on unrelated  business taxable income),  (iv) rural electric and telephone  cooperatives  described in Section
1381(a)(2)(C)  of the Code,  (v) any "electing  large  partnership,"  as defined in Section  775(a) of the Code and
(vi) any other  Person so  designated  by the  Trustee  based upon an Opinion  of  Counsel  that the  holding of an
Ownership  Interest  in a Class R  Certificate  by such Person may cause the Trust  Estate or any Person  having an
Ownership  Interest in any Class of Certificates  (other than such Person) to incur a liability for any federal tax imposed  under the Code that would not  otherwise  be imposed but for the  Transfer of an  Ownership  Interest in a
Class R Certificate to such Person.  The terms "United  States,"  "State" and  "international  organization"  shall have the meanings set forth in Section 7701 of the Code or successor provisions.

         Distribution  Account:  The account or accounts  created and  maintained by the  Certificate  Paying Agent pursuant to  Section 3.10(c)  of the Trust Agreement.  The Certificate  Paying Agent will make all distributions on the Certificates from money on deposit in the Distribution Account.

         Due Date:  With respect to each Mortgage  Loan,  the date on which monthly  payments on such Mortgage Loan are due.

         Eligible  Account:  An  account  that  is  any  of  the  following:   (i)  maintained  with  a  depository
institution  the short-term  debt  obligations of which have been rated by each Rating Agency in its highest rating category available,  or (ii) an account or accounts  maintained with a depository  institution or trust company, as long  as its  short-term  debt  obligations  are  rated  P-1 by  Moody's,  and A-2 by  Standard  &  Poor's  (or the
equivalent) or better by each Rating  Agency,  and its long term debt  obligations  are rated A2 by Moody's and AA-
by Standard & Poor's (or the  equivalent) or better by each Rating  Agency;  provided that if on any day the rating of such depository  institution  falls below Standard & Poor's rating of A-2, such depository  institution  will be replaced  within 30 days of such day, or (iii) a segregated  trust account or accounts  maintained in the corporate trust division of a depository  institution or trust company,  acting in its fiduciary capacity, or (iv) an account or accounts of a depository  institution  acceptable  to each Rating Agency (as evidenced in writing by each Rating
Agency that use of any such account will not cause a Rating Event.

         Eligible  Substitute  Loan: A Mortgage Loan  substituted by the Seller for a Deleted Loan,  which must, on the date of such substitution,  as confirmed in an Officers'  Certificate  delivered to the Indenture Trustee,  (i)
have an outstanding  principal balance,  after deduction of the principal portion of the monthly payment due in the month of  substitution  (or in the case of a  substitution  of more than one Mortgage  Loan for a Deleted  Mortgage
Loan,  an  aggregate  outstanding  principal  balance,  after  such  deduction),  not in excess of the  outstanding principal  balance of the Deleted Loan (the amount of any  shortfall to be deposited by the Seller in the Custodial
Account in the month of  substitution);  (ii) comply  with each  representation  and warranty made by GMACM and set forth in Section 3.1(b) of the Purchase Agreement,  other than clauses (viii),  (xiii),  (xxiv),  (xxv)(B),  (xxvi)
and (xxvii)  thereof,  and comply with each of the  representations  and warranties made by WG Trust 2003 set forth in  Section 3.1(d)(II)  of the Purchase Agreement,  as of the date of substitution;  (iii) have a Loan Rate and Net
Loan Rate no lower than and not more than 1% per annum  higher than the Loan Rate and Net Loan Rate,  respectively, of the Deleted Loan as of the date of  substitution;  (iv) have a CLTV at the time of  substitution  no higher than that of the Deleted  Loan at the time of  substitution;  (v) have a remaining  term to stated  maturity not greater than (and not more than one year less than) that of the Deleted Loan; and (vi) not be 30 days or more delinquent.

         ERISA:  The Employee Retirement Income Security Act of 1974, as amended.

         Event of Default:  With respect to the  Indenture,  any one of the following  events  (whatever the reason for such Event of Default and whether it shall be  voluntary or  involuntary  or be effected by operation of law or pursuant to any judgment,  decree or order of any court or any order,  rule or regulation of any  administrative or governmental body):

         (a)  a default in the payment of the  principal  of, any  installment  of the  principal of or interest on any Note when the same becomes due and payable, and such default shall continue for a period of five days;

         (b)  there occurs a default in the observance or  performance  in any material  respect of any covenant or agreement  of the Issuer  made in the  Indenture,  or any  representation  or  warranty  of the Issuer  made in the
Indenture  or in any  certificate  delivered  pursuant  hereto  or in  connection  herewith  proving  to have  been incorrect  in any  material  respect as of the time when the same shall have been made that has a material  adverse effect on the  Noteholders,  and such default shall continue or not be cured,  or the  circumstance or condition in respect of which such  representation  or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 30 days after there shall have been given,  by registered  or certified  mail, to the Issuer by the
Indenture  Trustee or to the Issuer and the Indenture  Trustee by the  Noteholders of at least 25% of the aggregate
Note Balance of the Notes, a written notice  specifying  such default or incorrect  representation  or warranty and requiring it to be remedied and stating that such notice is a notice of default hereunder;

         (c)  there  occurs  the  filing of a decree or order for  relief  by a court  having  jurisdiction  in the premises in respect of the Issuer or any  substantial  part of the Trust  Estate in an  involuntary  case under any applicable  federal or state bankruptcy,  insolvency or other similar law now or hereafter in effect, or appointing a receiver,  liquidator,  assignee,  custodian,  trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Estate, or ordering the winding-up or liquidation of the Issuer's  affairs,  and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

         (d)  there  occurs the  commencement  by the Issuer of a voluntary  case under any  applicable  federal or state  bankruptcy,  insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for  relief in an  involuntary  case  under any such law,  or the  consent  by the  Issuer to the appointment or taking possession by a receiver,  liquidator,  assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial  part of the assets of the Trust Estate,  or the making by the Issuer of any general  assignment  for the benefit of creditors,  or the failure by the Issuer  generally to pay its debts as such debts become due, or the taking of any action by the Issuer in furtherance of any of the foregoing.

         Exchange  Act:  The  Securities  Exchange  Act  of  1934,  as  amended,  and  the  rules  and  regulations promulgated thereunder.

         Excess  Spread:  With respect to any Payment Date,  the excess,  if any, of (i) Interest  Collections  for the related  Collection  Period over (ii) the sum of (x) the sum of the premium  allocable to such Payment Date and
(y)  the  aggregate  amount  distributed  to  the  Noteholders  as  interest  on  such  Payment  Date  pursuant  to
Section 3.05(a)(i) of the Indenture.

         Expenses:  The meaning specified in Section 7.02 of the Trust Agreement.

         Fannie Mae:  Fannie Mae, formerly the Federal National Mortgage Association, or any successor thereto.

         FDIC:  The Federal Deposit Insurance Corporation or any successor thereto.

         Final Payment Date:  The Payment Date in September 2037.

         Fiscal Year:  The fiscal year of the Trust, which shall end on December 31 of each year.

         Foreclosure  Profit:  With respect to a Liquidated  Mortgage  Loan,  the amount,  if any, by which (i) the aggregate  of  Liquidation  Proceeds  net of  Liquidation  Expenses  exceeds  (ii) the  Principal  Balance  of such
Liquidated  Mortgage  Loan (plus  accrued and unpaid  interest  thereon at the  applicable  Loan Rate from the date interest  was last paid through the date of receipt of the final  Liquidation  Proceeds)  immediately  prior to the final recovery of the related Liquidation Proceeds.

         Form 10-K Certification:  As defined in Section 4.02(c) of the Servicing Agreement.

         Freddie Mac:  Freddie Mac, formerly the Federal Home Loan Mortgage Corporation, or any successor thereto.

         GAAP: Generally accepted accounting principles.

         Grant: Pledge, bargain, sell, warrant,  alienate,  remise, release, convey, assign, transfer,  create, and grant a lien upon and a security interest in and right of set-off against,  deposit,  set over and confirm pursuant to the  Indenture.  A Grant of the  Collateral or of any other  agreement or  instrument  shall include all rights, powers and options (but none of the  obligations)  of the granting  party  thereunder,  including the immediate and continuing  right to claim for,  collect,  receive and give receipt for principal and interest  payments in respect of such  collateral or other agreement or instrument and all other moneys payable  thereunder,  to give and receive notices and other  communications,  to make waivers or other  agreements,  to exercise  all rights and options,  to bring  proceedings  in the name of the granting party or otherwise,  and generally to do and receive  anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

         GMAC:  GMAC LLC, and its successors and assigns.

         GMACM:  GMAC Mortgage, LLC, and its successors and assigns.

         Group I Liquidation  Loss Amount:  With respect to any Payment Date,  Liquidation  Loss Amounts related to the Group I Loans.

         Group I Liquidation  Loss  Distribution  Amount:  With respect to any Payment Date, an amount equal to the product of the Group I  Liquidation  Loss  Percentage  for such Payment Date and the Excess  Spread  available  for distribution  on such  Payment  Date in  respect  of  Liquidation  Loss  Amounts,  but not more  than  the  Group I
Liquidation Loss Distribution Entitlement for such Payment Date.

         Group I Liquidation Loss  Distribution  Entitlement:  With respect to any Payment Date, an amount equal to the sum of (A)  100%  of the  Group  I  Liquidation  Loss  Amounts  on such  Payment  Date,  plus  (B) any  Group I
Liquidation  Loss Amounts  remaining  undistributed  from any preceding  Payment Date. Any Group I Liquidation Loss
Amount  remaining  undistributed  from any  preceding  Payment  Date shall not be  required to be paid as a Group I
Liquidation  Loss  Distribution  Amount to the extent that a Group I Liquidation  Loss Amount was paid on the Class
I-A-1 Notes by means of excess  interest or was  reflected  in the  reduction of the  Overcollateralization  Amount related to the Group I Loans.

         Group I  Liquidation  Loss  Percentage:  With  respect to any Payment  Date,  a fraction,  expressed  as a percentage,  the numerator of which is the Group I Liquidation Loss Distribution  Entitlement for such Payment Date and the denominator of which is the sum of the Group I Liquidation Loss  Distribution  Entitlement and the Group II
Liquidation Loss Distribution Entitlement, in each case, for such Payment Date.

         Group I Loans:  The Mortgage Loans  designated on the Mortgage Loan Schedule  attached hereto as Annex A-1 to the Mortgage Loan Schedule.  The Group I Loans relate to the Class I-A-1 Notes and the Certificates.

         Group I Net WAC Rate:  For each Payment  Date,  a per annum rate equal to the weighted  average of the Net
Loan Rates of the Group I Loans.

         Group I  Overcollateralization  Increase Amount:  With respect to any Payment Date, an amount equal to the product of the Group I  Overcollateralization  Increase Amount  Percentage and the  Overcollateralization  Increase
Amount for such Payment Date.

         Group I  Overcollateralization  Increase Amount Percentage:  With respect to any Payment Date, a fraction, expressed  as a  percentage,  the  numerator  of which is equal to the sum of the Class I-A-1 Note  Balance and the
Class I-A-2 Note  Balance on such  Payment  Date after  payments of the Group I Principal  Distribution  Amount and
Group I Liquidation Loss  Distribution  Amount thereon,  and the denominator of which is the aggregate Note Balance of the Class A Notes on such Payment Date after all payments thereon.

         Group I Principal  Distribution  Amount:  On any Payment Date, the Class A Principal  Distribution  Amount
for  such  Payment  Date  multiplied  by a  fraction,  the  numerator  of  which is the  portion  of the  Principal
Collections  related  to the Group I Loans for such  Payment  Date and the  denominator  of which is the  Principal
Collections for all of the Mortgage Loans for such Payment Date.

         Group II Liquidation  Loss Amount:  With respect to any Payment Date,  Liquidation Loss Amounts related to the Group II Loans.

         Group II Liquidation Loss  Distribution  Amount:  With respect to any Payment Date, an amount equal to the product of the Group II  Liquidation  Loss  Percentage  for such Payment Date and the Excess  Spread  available for distribution  on such  Payment  Date in  respect  of  Liquidation  Loss  Amounts,  but not more  than the  Group II
Liquidation Loss Distribution Entitlement for such Payment Date.

         Group II Liquidation Loss Distribution  Entitlement:  With respect to any Payment Date, an amount equal to the sum of (A)  100% of the  Group II  Liquidation  Loss  Amounts  on such  Payment  Date,  plus  (B) any  Group II
Liquidation Loss Amounts  remaining  undistributed  from any preceding  Payment Date. Any Group II Liquidation Loss
Amount  remaining  undistributed  from any  preceding  Payment  Date shall not be required to be paid as a Group II
Liquidation  Loss  Distribution  Amount to the extent that a Group II Liquidation Loss Amount was paid on the Class
II-A-1  and  Class  II-A-2  Notes  by  means  of  excess  interest  or  was  reflected  in  the  reduction  of  the
Overcollateralization Amount related to the Group II Loans.

         Group II  Liquidation  Loss  Percentage:  With  respect to each Payment  Date, a fraction,  expressed as a percentage,  the numerator of which is the Group II  Liquidation  Loss  Distribution  Entitlement  for such Payment
Date and the  denominator  of which is the sum of the Group I Liquidation  Loss  Distribution  Entitlement  and the
Group II Liquidation Loss Distribution Entitlement, in each case, for such Payment Date.

         Group II Loans:  The Mortgage  Loans  designated on the Mortgage Loan  Schedule  attached  hereto as Annex
A-2 to the Mortgage  Loan  Schedule.  The Group II Loans relate to the Class II-A-1  Notes,  Class II-A-2 Notes and the Certificates.

         Group II Net WAC Rate:  For each Payment  Date, a per annum rate equal to the weighted  average of the Net
Loan Rates of the Group II Loans.

         Group II  Overcollateralization  Increase Amount: With respect to any Payment Date, an amount equal to the product of the Group II  Overcollateralization  Increase Amount Percentage and the  Overcollateralization  Increase
Amount for such Payment Date.

         Group II Overcollateralization  Increase Amount Percentage:  With respect to any Payment Date, a fraction, expressed as a  percentage,  the numerator of which is equal to the sum of the sum of the Class II-A-1 Note Balance and the Class  II-A-2 Note  Balance on such  Payment  Date after  payments of the Group II  Principal  Distribution
Amount and Group II Liquidation  Loss  Distribution  Amount thereon,  and the denominator of which is the aggregate
Note Balance of the Class A Notes on such Payment Date after all payments thereon.

         Group II Principal  Distribution  Amount: On any Payment Date, the Class A Principal  Distribution  Amount
for  that  Payment  Date  multiplied  by a  fraction,  the  numerator  of  which is the  portion  of the  Principal
Collections  related to the Group II Loans for that  Payment  Date and the  denominator  of which is the  Principal
Collections for all of the Mortgage Loans for that Payment Date.

         Indemnified Party:  The meaning specified in Section 7.02 of the Trust Agreement.

         Indenture:  The Indenture, dated as of the Closing Date, between the Issuer and the Indenture Trustee.

         Indenture  Trustee:  The Bank of New York Trust Company,  N.A., a national  banking  association,  and its successors and assigns or any successor indenture trustee appointed pursuant to the terms of the Indenture.

         Independent:  When used with respect to any specified  Person,  such Person (i) is in fact  independent of the Issuer,  any other  obligor on the Notes,  the Seller,  the Depositor and any Affiliate of any of the foregoing
Persons,  (ii) does not have any direct  financial  interest or any  material  indirect  financial  interest in the
Issuer,  any such other  obligor,  the Seller,  the Depositor or any Affiliate of any of the foregoing  Persons and
(iii) is not connected with the Issuer,  any such other obligor,  the Seller, the Depositor or any Affiliate of any of the foregoing Persons as an officer,  employee,  promoter,  underwriter,  trustee,  partner,  director or person performing similar functions.

         Independent  Certificate:  A  certificate  or opinion to be delivered to the  Indenture  Trustee under the circumstances  described in, and otherwise  complying  with, the applicable  requirements of  Section 10.01  of the
Indenture,  made by an  Independent  appraiser  or other  expert  appointed  by an Issuer Order and approved by the
Indenture  Trustee in the exercise of reasonable care, and such opinion or certificate  shall state that the signer has read the definition of  "Independent"  in this Indenture and that the signer is Independent  within the meaning thereof.

         Initial Aggregate Note Balance:  $350,580,000.

         Initial Class I-A-1 Note Balance:  $113,850,000.

         Initial Class I-A-2 Note Balance:  $15,477,000.

         Initial Class II-A-1 Note Balance:  $143,014,000.

         Initial Class II-A-2 Note Balance:  $19,441,000.

         Initial Class M-1 Note Balance:  $31,707,000.

         Initial Class M-2 Note Balance:  $27,091,000.

         Initial Certificate Balance:  $50,771,762. 00.

         Initial Note  Balance:  The Initial Class I-A-1 Note  Balance,  Initial Class I-A-2 Note Balance,  Initial
Class II-A-1 Note Balance,  Initial Class II-A-2 Note Balance,  Initial Class M-1 Note Balance or Initial Class M-2
Note Balance as applicable.

         Initial Pool Balance:  The aggregate Principal Balances of the Mortgage Loans as of the Cut-off Date.

         Insolvency Event:  With respect to a specified  Person,  (a) the filing of a decree or order for relief by a court having  jurisdiction in the premises in respect of such Person or any  substantial  part of its property in an involuntary  case under any applicable  bankruptcy,  insolvency or other similar law now or hereafter in effect, or appointing a receiver,  liquidator,  assignee,  custodian,  trustee,  sequestrator or similar  official for such
Person or for any  substantial  part of its property,  or ordering the  winding-up or  liquidation of such Person's affairs,  and such decree or order shall remain unstayed and in effect for a period of 60 consecutive  days; or (b)
the  commencement by such Person of a voluntary case under any applicable  bankruptcy,  insolvency or other similar law now or  hereafter  in  effect,  or the  consent  by such  Person  to the  entry of an order  for  relief  in an involuntary  case under any such law, or the consent by such Person to the  appointment of or taking  possession by a receiver,  liquidator,  assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial  part of its  property,  or the making by such  Person of any  general  assignment  for the  benefit of creditors,  or the failure by such Person  generally to pay its debts as such debts become due or the  admission by such Person in writing (as to which the  Indenture  Trustee  shall have  notice) of its  inability to pay its debts generally,  or the  adoption by the Board of  Directors  or managing  member of such Person of a  resolution  which authorizes action by such Person in furtherance of any of the foregoing.

         Insurance  Proceeds:  Proceeds paid by any insurer  pursuant to any insurance  policy  covering a Mortgage
Loan which are required to be remitted to the  Servicer,  or amounts  required to be paid by the Servicer  pursuant to the next to last  sentence  of  Section  3.04 of the  Servicing  Agreement,  net of any  component  thereof  (i)
covering any expenses  incurred by or on behalf of the Servicer in connection  with obtaining  such proceeds,  (ii)
that is applied to the  restoration  or repair of the related  Mortgaged  Property,  (iii)  released to the related
Mortgagor in accordance with the Servicer's  normal servicing  procedures or (iv) required to be paid to any holder of a mortgage senior to such Mortgage Loan.

         Interest  Collections:  With  respect to any  Payment  Date,  the sum of all  payments  by or on behalf of
Mortgagors  and any  other  amounts  constituting  interest  (including  without  limitation  such  portion  of Net
Liquidation  Proceeds and  Repurchase  Prices as is allocable to interest on the  applicable  Mortgage  Loan) as is paid by the Seller or the Servicer  (including any optional  servicing  advance) or is collected and applied by the
Servicer under the Mortgage Loans during the related  Collection  Period,  and reduced by the Servicing Fee for the related  Collection Period and by any fees (including annual fees) or late charges or similar  administrative  fees paid by Mortgagors  during the related  Collection  Period.  The terms of the related Mortgage Note shall determine the portion of each payment in respect of such Mortgage Loan that constitutes principal or interest.

         Interest  Period:  With  respect to each Class of Notes,  other than the first  Payment  Date,  the period commencing on the Payment Date in the month  immediately  preceding the month in which such Payment Date occurs and ending on the day preceding  such Payment Date,  and in the case of the first Payment Date,  the period  commencing on the Closing Date and ending on the day preceding the first Payment Date.

         Issuer  or Trust:  The GMACM  Home  Equity  Loan  Trust  2007-HE3,  a  Delaware  statutory  trust,  or its successor in interest.

         Issuer Order or Issuer  Request:  A written  order or request  signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

         Lien:  Any  mortgage,  deed  of  trust,  pledge,  conveyance,  hypothecation,  assignment,  participation, deposit  arrangement,  encumbrance,  lien  (statutory or other),  preference,  priority  right or interest or other security agreement or preferential  arrangement of any kind or nature whatsoever,  including,  without  limitation, any  conditional  sale or other title  retention  agreement,  any  financing  lease having  substantially  the same economic  effect as any of the foregoing and the filing of any  financing  statement  under the UCC (other than any such financing  statement filed for informational  purposes only) or comparable law of any jurisdiction to evidence any of the foregoing;  provided,  however,  that any assignment pursuant to Section 6.02 of the Servicing Agreement shall not be deemed to constitute a Lien.

         Liquidated  Mortgage  Loan:  With respect to any Payment  Date,  any Mortgage Loan in respect of which the
Servicer has determined,  in accordance with the servicing procedures  specified in the Servicing Agreement,  as of the end of the related  Collection Period that  substantially all Liquidation  Proceeds which it reasonably expects to recover, if any, with respect to the disposition of the related REO Property have been recovered.

         Liquidation  Expenses:  All  out-of-pocket  expenses  (exclusive of overhead)  incurred by or on behalf of the  Servicer in  connection  with the  liquidation  of any Mortgage  Loan and not  recovered  under any  insurance policy,  including legal fees and expenses,  any  unreimbursed  amount  expended  (including,  without  limitation, amounts  advanced  to correct  defaults  on any  mortgage  loan which is senior to such  Mortgage  Loan and amounts advanced  to keep  current  or pay off a  mortgage  loan that is  senior to such  Mortgage  Loan)  respecting  such
Mortgage  Loan and any  related  and  unreimbursed  expenditures  for real estate  property  taxes or for  property restoration, preservation or insurance against casualty loss or damage.

         Liquidation  Loss  Amount:  With  respect  to any  Payment  Date  and any  Mortgage  Loan  that  became  a
Liquidated  Mortgage Loan during the related Collection  Period,  the unrecovered  portion of the Principal Balance of such Mortgage Loan and any unpaid accrued  interest thereon at the end of such Collection  Period,  after giving effect to the Net Liquidation Proceeds applied in reduction of such Principal Balance.

         Liquidation  Loss  Distribution  Amount:  With respect to any Payment Date,  the Group I Liquidation  Loss
Distribution Amount or the Group II Liquidation Loss Distribution Amount, as applicable.

         Liquidation  Proceeds:  Proceeds if any received in connection  with the  liquidation of any Mortgage Loan or related REO Property, whether through trustee's sale, foreclosure sale or otherwise.

         LT1 Principal  Distribution  Amount:  For any Payment Date, the excess,  if any, of the REMIC II Principal
Reduction  Amount for REMIC II Regular  Interest  LT1 for such  Payment Date over the  principal  Liquidation  Loss
Amounts allocated to REMIC II Regular Interest LT1 on such Payment Date.

         LT2 Principal  Distribution  Amount:  For any Payment Date, the excess,  if any, of the REMIC II Principal
Reduction  Amount for REMIC II Regular  Interest  LT2 for such  Payment Date over the  principal  Liquidation  Loss
Amounts allocated to REMIC II Regular Interest LT2 on such Payment Date.

         LT3 Principal  Distribution  Amount:  For any Payment Date, the excess,  if any, of the REMIC II Principal
Reduction  Amount for REMIC II Regular  Interest  LT3 for such  Payment Date over the  principal  Liquidation  Loss
Amounts allocated to REMIC II Regular Interest LT3 on such Payment Date.

         LT4 Principal  Distribution  Amount:  For any Payment Date, the excess,  if any, of the REMIC II Principal
Reduction  Amount for REMIC II Regular  Interest  LT4 for such  Payment Date over the  principal  Liquidation  Loss
Amounts allocated to REMIC II Regular Interest LT4 on such Payment Date.

         LT5 Principal  Distribution  Amount:  For any Payment Date, the excess,  if any, of the REMIC II Principal
Reduction  Amount for REMIC II Regular  Interest  LT5 for such  Payment Date over the  principal  Liquidation  Loss
Amounts allocated to REMIC II Regular Interest LT5 on such Payment Date.

         LT6 Principal  Distribution  Amount:  For any Payment Date, the excess,  if any, of the REMIC II Principal
Reduction  Amount for REMIC II Regular  Interest  LT6 for such  Payment Date over the  principal  Liquidation  Loss
Amounts allocated to REMIC II Regular Interest LT6 on such Payment Date.

         LT7 Principal  Distribution  Amount:  For any Payment Date, the excess,  if any, of the REMIC II Principal
Reduction  Amount for REMIC II Regular  Interest  LT7 for such  Payment Date over the  principal  Liquidation  Loss
Amounts allocated to REMIC II Regular Interest LT7 on such Payment Date.

         LT8 Principal  Distribution  Amount:  For any Payment Date, the excess,  if any, of the REMIC II Principal
Reduction  Amount for REMIC II Regular  Interest  LT8 for such  Payment Date over the  principal  Liquidation  Loss
Amounts allocated to REMIC II Regular Interest LT8 on such Payment Date.

         LTY-1  Principal  Distribution  Amount:  For any  Payment  Date,  the  excess,  if any,  of the  REMIC  II
Principal  Reduction  Amount  for  REMIC II  Regular  Interest  LTY-1  for such  Payment  Date  over the  principal
Liquidation Loss Amounts allocated to REMIC II Regular Interest LTY-1 on such Payment Date.

         LTY-2  Principal  Distribution  Amount:  For any  Payment  Date,  the  excess,  if any,  of the  REMIC  II
Principal  Reduction  Amount  for  REMIC II  Regular  Interest  LTY-2  for such  Payment  Date  over the  principal
Liquidation Loss Amounts allocated to REMIC II Regular Interest LTY-2 on such Payment Date.

         Loan Group:  Loan Group I or Loan Group II, as applicable.

         Loan Group I:  The Mortgage Loans designated on the Mortgage Loan Schedule.

         Loan Group II:  The Mortgage Loans designated on the Mortgage Loan Schedule.

         Loan Rate:  With  respect to any  Mortgage  Loan and any day,  the per annum rate of  interest  applicable under the related Mortgage Note.

         Lost Note  Affidavit:  With respect to any Mortgage  Loan as to which the original  Mortgage Note has been permanently lost or destroyed and has not been replaced,  an affidavit from the related Seller  certifying that the original  Mortgage Note has been lost,  misplaced or destroyed  (together with a copy of the related Mortgage Note, if available).

         MERS:  Mortgage  Electronic  Registration  Systems,  Inc., a corporation  organized and existing under the laws of the State of Delaware, or any successor thereto.

         MERS® System:  The system of recording transfers of Mortgages electronically maintained by MERS.

         MIN:  The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS® System.

         MOM Loan:  With respect to any Mortgage Loan,  MERS acting as the mortgagee of such Mortgage Loan,  solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

         Monthly  Payment:  With respect to any Mortgage Loan  (including  any REO Property) and any Due Date,  the payment of principal and interest due thereon in accordance with the terms of such Mortgage Loan.

         Moody's:  Moody's Investors Service, Inc., or its successor in interest.

         Mortgage:  The mortgage,  deed of trust or other  instrument  creating a first or second lien on an estate in fee simple interest in real property securing a Mortgage Loan.

         Mortgage File:  With respect to each Mortgage Loan:

         (i)      the original  Mortgage Note  endorsed or assigned  without  recourse in blank (which  endorsement shall contain  either an original  signature or a facsimile  signature of an authorized  officer of GMACM) or, with respect to any Mortgage  Loan as to which the original  Mortgage  Note has been  permanently  lost or destroyed and has not been replaced, a Lost Note Affidavit;

         (ii)     the original  Mortgage,  noting the presence of the MIN of the Mortgage  Loan, if the Mortgage is
registered on the MERS® System,  and language  indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan,  with  evidence of recording  thereon,  or, if the original  Mortgage has not yet been returned from the public recording  office, a copy of the original  Mortgage  certified by GMACM that such Mortgage has been sent for recording,  or a county  certified  copy of such Mortgage in the event the recording  office keeps the original or if the original is lost;

         (iii)    unless the Mortgage Loan is registered on the MERS® System,  original  assignments  (which may be included in one or more blanket  assignments  if permitted by applicable  law) of the Mortgage in  recordable  form from GMACM to "The Bank of New York Trust Company,  N.A., as Indenture  Trustee under that certain  Indenture dated as of October 26, 2007,  for GMACM Home Equity Loan Trust  2007-HE3,  Home Equity  Loan-Backed  Term Notes" c/o the
Servicer at an address specified by the Servicer;

         (iv)     originals of any  intervening  assignments  of the Mortgage  from the  originator to GMACM (or to
MERS,  if the  Mortgage  Loan is  registered  on the MERS®  System,  and which notes the  presence of a MIN),  with evidence of recording  thereon,  or, if the original of any such  intervening  assignment has not yet been returned from the public  recording  office,  a copy of such original  intervening  assignment  certified by GMACM that such original intervening assignment has been sent for recording; and

         (v)      a true  and  correct  copy  of  each  assumption,  modification,  consolidation  or  substitution agreement, if any, relating to such Mortgage Loan; and

         (vi)     any documents  required to be added to such  documents  pursuant to the Purchase  Agreement,  the
Trust Agreement or the Servicing Agreement.

         It is  understood  that the  Mortgage  File  (other  than item (i) above) may be  retained  in  microfilm, microfiche,  optical  storage or magnetic media in lieu of hard copy;  provided,  that with respect to any Mortgage
Loan not  registered  on the MERS®  System,  the original  assignment  of Mortgage  described in clause (iii) above shall be retained in the Mortgage File.

         Mortgage  Loan  Schedule:  The  initial  schedule of  Mortgage  Loans as of the Cut-Off  Date set forth in
Exhibit A of the  Servicing  Agreement,  which  schedule  sets forth as to each  Mortgage Loan and the related Loan
Group (i) the Cut-Off  Date  Principal  Balance,  (ii) the loan  number and (iii) the lien  position of the related
Mortgage.

         Mortgage  Loans:  At any time, all mortgage loans that have been sold to the Issuer  pursuant to the Trust
Agreement,  which are listed on the Mortgage Loan Schedule attached to the Servicing  Agreement,  together with all monies due or become due thereunder or the Related Documents, and that remain subject to the terms thereof.

         Mortgage  Note:  With  respect to a Mortgage  Loan,  the  promissory  note  pursuant  to which the related
Mortgagor  agrees to pay the  indebtedness  evidenced  thereby and  secured by the related  Mortgage as modified or amended.

         Mortgaged Property:  The underlying property,  including real property and improvements thereon,  securing a Mortgage Loan.

         Mortgagor:  The obligor or obligors under a Mortgage Note.

         Net  Liquidation  Proceeds:   With  respect  to  any  Liquidated  Mortgage  Loan,   Liquidation  Proceeds,
Liquidation  Expenses  (but not including  the portion,  if any, of such amount that exceeds the Principal  Balance of, plus  accrued and unpaid  interest  on, such  Mortgage  Loan at the end of the  Collection  Period  immediately preceding the  Collection  Period in which such Mortgage Loan became a Liquidated  Mortgage Loan) and including any
Recovery Amounts.

         Net Loan Rate:  With  respect to any Payment Date and any Mortgage  Loan,  the Loan Rate of that  Mortgage
Loan applicable to the Due Date in the related Collection Period, net of the Servicing Fee Rate.

         Net  WAC  Rate:  The  Group  I Net WAC  Rate,  Group  II Net WAC  Rate  or  Class M Net WAC Cap  Rate,  as
applicable.

         Net Worth:  As of any date of  determination,  the net worth of GMACM and its  consolidated  subsidiaries, as determined in accordance with GAAP.

         Non-United States Person:  Any Person other than a United States Person.

         Note  Balance:  With  respect to any  Payment  Date and the Notes,  the  Initial  Aggregate  Note  Balance
reduced by all payments of principal on the Notes prior to such  Payment  Date and any  allocation  of  Liquidation
Loss Amounts on the Notes prior to such Payment Date.

         Note Owner or Owner:  The Beneficial Owner of a Note.

         Note  Payment  Account:  The account  established  by the  Indenture  Trustee  pursuant  to Sections  3.01 and 8.02 of the  Indenture  and  Section 5.01  of the Servicing  Agreement.  Amounts  deposited in the Note Payment
Account will be distributed by the Indenture Trustee in accordance with Section 3.05 of the Indenture.

         Note Rate:  With respect to each Class of Notes,  each Interest Period and the related Payment Date, a per annum rate equal to the least of:

         (i)      for  the Class I-A-1 Notes, the lesser of (a) 7.000% and (b) the related Net WAC Rate;

         (ii)     for the Class I-A-2 Notes, the lesser of (a) 7.500% and (b) the related Net WAC Rate;

         (iii)    for the Class II-A-1 Notes, the lesser of (a) 7.000% and (b) the related Net WAC Rate; and

         (iv)     for each  Class of the Class  II-A-2,  Class M-1 and Class M-2  Notes,  the  lesser of (a) 7.500%
and (b) the related Net WAC Rate.

         Note Register:  The register  maintained by the Note  Registrar in which the Note Registrar  shall provide for the registration of Notes and of transfers and exchanges of Notes.

         Note Registrar:  The Indenture Trustee, in its capacity as Note Registrar.

         Noteholder or Holder:  The Person in whose name a Note is registered  in the Note  Register,  except that, any Note  registered in the name of the Depositor,  the Issuer or the Indenture  Trustee or any Affiliate of any of
them shall be deemed not to be  outstanding  and the  registered  holder will not be  considered a  Noteholder  for purposes of giving any request,  demand,  authorization,  direction,  notice, consent or waiver under the Indenture or the Trust Agreement;  provided,  that in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand,  authorization,  direction, notice, consent or waiver, only Notes that the Indenture
Trustee  or the  Owner  Trustee  knows to be so owned  shall be so  disregarded.  Owners  of Notes  that  have been pledged in good faith may be regarded as Noteholders if the pledgee  thereof  establishes  to the  satisfaction  of the  Indenture  Trustee or the Owner  Trustee  such  pledgee's  right so to act with respect to such Notes and that such pledgee is not the Issuer, any other obligor on the Notes or any Affiliate of any of the foregoing Persons.

         Notes: Any of the Class I-A-1  Notes,  Class I-A-2 Notes,  Class II-A-1 Notes,  Class II-A-2 Notes,  Class
M-1 Notes or Class M-2 Notes issued and outstanding pursuant to the Indenture.

         Notional  Amount:  With  respect  to the  Class SB  Certificates  and REMIC III  Regular  Interest  SB-IO,
immediately  prior to any Payment Date a notional  amount equal to the  aggregate of the  Uncertificated  Principal
Balances of the REMIC II Regular Interests.

         Officer's  Certificate:  With respect to the Servicer,  a certificate  signed by the  President,  Managing
Director,  a Director,  a Vice  President  or an Assistant  Vice  President,  of the Servicer and  delivered to the
Indenture  Trustee.  With respect to the Issuer,  a  certificate  signed by any  Authorized  Officer of the Issuer, under the circumstances  described in, and otherwise  complying with, the applicable  requirements of Section 10.01 of the  Indenture,  and  delivered to the  Indenture  Trustee.  Unless  otherwise  specified,  any reference in the
Indenture to an  Officer's  Certificate  shall be to an  Officer's  Certificate  of any  Authorized  Officer of the
Issuer.

         Opinion of Counsel:  A written  opinion of counsel of a law firm  reasonably  acceptable  to the recipient thereof.  Any  Opinion of Counsel  for the  Servicer  may be  provided  by  in-house  counsel  for the  Servicer if reasonably acceptable.

         Optional  Call  Date:  Any  Payment  Date on  which  the Note  Balance  is less  than  10% of the  Initial
Aggregate Note Balance prior to giving effect to any payments of principal on such Payment Date.

         Outstanding:  With  respect  to  the  Notes,  as of the  date  of  determination,  all  Notes  theretofore executed, authenticated and delivered under this Indenture except:

         (i)      Notes  theretofore  cancelled by the Note  Registrar or  delivered to the  Indenture  Trustee for cancellation; and

         (ii)     Notes in  exchange  for or in lieu of which  other Notes have been  executed,  authenticated  and delivered  pursuant to the Indenture unless proof  satisfactory to the Indenture Trustee is presented that any such
Notes are held by a holder in due course;

         Overcollateralization  Amount:  With respect to any Payment Date, the amount (but not less than zero),  if any, by which (a) the aggregate  outstanding  Principal  Balance of the Mortgage  Loans as of the close of business on the last day of the related Collection Period exceeds (b) the aggregate Note Balance of the Notes.

         Overcollateralization Floor:  An amount equal to 2.70% of the Initial Pool Balance.

         Overcollateralization  Increase  Amount:  With  respect  to any  Payment  Date,  the amount  necessary  to increase the Overcollateralization Amount to the Overcollateralization Target Amount.

         Overcollateralization  Release  Amount:  With  respect to any Payment  Date,  the  excess,  if any, of the
Overcollateralization  Amount over the Overcollateralization  Target Amount, which, on such Payment Date, shall not exceed an amount equal to the total Principal Collections for such Payment Date.

         Overcollateralization  Target  Amount:  With respect to any Payment Date prior to the Stepdown  Date,  the
Required  Overcollateralization  Amount will be 12.65% of the Initial  Pool  Balance.  With  respect to any Payment
Date on or after the  Stepdown  Date,  an amount  equal to the greater of (i) 25.30% of the Pool  Balance as of the last day of the related  Collection  Period and (ii) 2.70% of the Initial Pool Balance.  The  Overcollateralization
Target  Amount may be reduced from time to time written  notice from each Rating Agency that the rating will not be reduced or withdrawn as a result of the change in the Overcollateralization Target Amount.

         Owner Trust:  GMACM Home Equity Loan Trust  2007-HE3,  created by the Certificate of Trust pursuant to the
Trust Agreement.

         Owner  Trustee:  Wilmington  Trust Company,  not in its  individual  capacity but solely as owner trustee, and its  successors  and  assigns or any  successor  Owner  Trustee  appointed  pursuant  to the terms of the Trust
Agreement.

         Ownership  Interest:  As to any  Certificate,  any  ownership  or security  interest in such  Certificate, including  any  interest in such  Certificate  as the  Certificateholder  thereof and any other  interest  therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

         Paying Agent:  Any paying agent or co-paying  agent  appointed  pursuant to Section 3.03 of the Indenture, which initially shall be the Indenture Trustee.

         Payment  Date:  The 25th day of each month,  or if such day is not a Business  Day, then the next Business
Day.

         Percentage  Interest:  With respect to any Note and Payment Date, the percentage  obtained by dividing the
Note Balance of such Note by the aggregate  Note Balance of all Notes prior to such Payment  Date.  With respect to any Certificate and any Payment Date, the Percentage Interest stated on the face of such Certificate.

         Permitted Investments:  One or more of the following:

         (i)      obligations  of or  guaranteed as to principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

         (ii)     repurchase  agreements on  obligations  specified in clause (i) above  maturing not more than one month from the date of acquisition thereof;  provided,  that the unsecured short-term debt obligations of the party agreeing to  repurchase  such  obligations  are at the time rated by each Rating  Agency in its highest  short-term rating category available;

         (iii)    federal funds,  certificates of deposit,  demand deposits, time deposits and bankers' acceptances
(which  shall each have an original  maturity  of not more than 90 days and,  in the case of bankers'  acceptances, shall in no event have an original  maturity  of more than 365 days or a  remaining  maturity of more than 30 days)
denominated in United States dollars of any  U.S. depository  institution or trust company  incorporated  under the laws of the United States or any state thereof or of any domestic  branch of a foreign  depository  institution  or trust company;  provided,  that the short-term  debt  obligations of such  depository  institution or trust company
(or, if the only Rating  Agency is Standard & Poor's,  in the case of the  principal  depository  institution  in a depository  institution  holding company,  debt obligations of the depository  institution  holding company) at the date of  acquisition  thereof  have been rated by each Rating  Agency in its  highest  short-term  rating  category available;  and provided  further,  that if the only Rating  Agency is Standard & Poor's and if the  depository  or trust company is a principal  subsidiary of a bank holding company and the debt  obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company;  and provided further,  that if the only Rating Agency is Standard & Poor's and the original  maturity of such short-term debt  obligations of a domestic branch of a foreign  depository  institution or trust company shall exceed 30 days, the short-term  rating of such institution shall be A-1+;

         (iv)     commercial  paper  (having  original  maturities  of not more than 365  days) of any  corporation incorporated  under the laws of the United States or any state thereof  which on the date of  acquisition  has been rated by each Rating Agency in its highest  short-term rating category  available;  provided,  that such commercial paper shall have a remaining maturity of not more than 30 days;

         (v)      a money market fund or a qualified  investment fund (including without limitation,  any such fund for which the  Indenture  Trustee or an Affiliate of the Indenture  Trustee acts as an advisor or a manager)  rated by each Rating Agency in one of its two highest long-term rating  categories  available (if so rated by such Rating
Agency); and

         (vi)     other  obligations  or  securities  that are  acceptable  to each  Rating  Agency as a  Permitted
Investment hereunder and will not cause a Rating Event, as evidenced in writing;

provided,  however,  that no instrument shall be a Permitted  Investment if it represents,  either (1) the right to receive only interest  payments  with respect to the  underlying  debt  instrument or (2) the right to receive both principal  and interest  payments  derived from  obligations  underlying  such  instrument  and the  principal  and interest  payments with respect to such  instrument  provide a yield to maturity  greater than 120% of the yield to maturity at par of such underlying  obligations.  References  herein to the highest  long-term debt rating category available  shall mean AAA in the case of Standard & Poor's and Aaa in the case of Moody's,  and  references  herein to the highest  short-term  rating  category  available  shall mean A-1 in the case of Standard & Poor's and P-1 in the case of Moody's.

         Permitted  Transferee:  Any  Transferee of a Class R Certificate,  other than a Disqualified  Organization or Non-United States Person.

         Person:  Any  legal  individual,  corporation,   partnership,  joint  venture,  association,   joint-stock
company,  limited liability company,  trust,  unincorporated  organization or government or any agency or political subdivision thereof.

         Plan:  Any  employee  benefit  plan  or  certain  other  retirement  plans  and  arrangements,   including
individual  retirement  accounts and  annuities,  Keogh plans and bank  collective  investment  funds and insurance company general or separate accounts in which such plans,  accounts or arrangements are invested,  that are subject to ERISA or Section 4975 of the Code, as described in Section 3.05 of the Trust Agreement.

         Plan Assets:  The meaning  specified in  Section 2510.3-101  of the Department of Labor Regulations and as
described in Section 3.05 of the Trust Agreement.

         Pool  Balance:  With respect to any date,  the  aggregate  Principal  Balance of all Mortgage  Loans as of such date.

         Predecessor  Note:  With respect to any Note,  every previous Note evidencing all or a portion of the same debt as that  evidenced  by such  Note;  and,  for the  purpose  of this  definition,  any Note  authenticated  and delivered  under  Section 4.03  of the  Indenture in lieu of a mutilated,  lost,  destroyed or stolen Note shall be deemed to evidence the same debt as such mutilated, lost, destroyed or stolen Note.

         Principal  Balance:  With respect to any Mortgage Loan,  other than a Liquidated  Mortgage Loan, and as of any day, the related  Cut-Off Date Principal  Balance,  minus all  collections  credited as principal in respect of any such  Mortgage  Loan in  accordance  with the related  Mortgage  Note and applied in reduction of the Principal
Balance thereof.  For purposes of this definition,  a Liquidated  Mortgage Loan shall be deemed to have a Principal
Balance equal to the Principal  Balance of the related  Mortgage Loan  immediately  prior to the final  recovery of substantially all related Liquidation Proceeds and a Principal Balance of zero thereafter.

         Principal  Collections:  With  respect  to any  Payment  Date,  an  amount  equal  to the  sum of (i)  the principal  portion of all scheduled  Monthly Payments on the Mortgage Loans received during the related  Collection
Period, as reported by the Servicer or the related  Subservicer;  (ii) the principal portion of all proceeds of the repurchase of any Mortgage Loans (or, in the case of a substitution,  any Substitution  Adjustment  Amounts) during the related  Collection Period;  and (iii) the principal portion of all other unscheduled  collections  received on the Mortgage Loans during the related  Collection  Period (or deemed to be received  during the related  Collection
Period),  including,  without limitation, full and partial Principal Prepayments made by the respective Mortgagors,
Net Liquidation Proceeds and Subsequent Net Recovery Amounts, to the extent not previously distributed.

         Principal  Collection  Distribution  Amount:  For any Payment Date, the total  Principal  Collections  for such Payment Date less any Overcollateralization Release Amount for such Payment Date.

         Proceeding:  Any suit in equity, action at law or other judicial or administrative proceeding.

         Program Guide: The GMACM Home Equity Servicing Guidelines, as in effect from time to time.

         Purchase  Agreement:  The  mortgage  loan  purchase  agreement  dated as of the  Closing  Date,  among the
Seller, the Purchaser, the Issuer and the Indenture Trustee.

         Purchase Price:  The amounts specified in Section 2.3(a) of the Purchase Agreement.

         Purchaser:  Residential Asset Mortgage Products, Inc., as purchaser under the Purchase Agreement.

         Rating  Agency:  Each of  Moody's  and  Standard  & Poor's  or, if any such  organization  or a  successor thereto  is no  longer  in  existence,  such  nationally  recognized  statistical  rating  organization,  or  other comparable  Person,  designated  by the  Depositor,  notice of which  designation  shall be given to the  Indenture
Trustee.  References  herein to the highest short term unsecured  rating category of a Rating Agency shall mean A-1 or better in the case of Standard & Poor's and P-1 or better in the case of  Moody's;  and in the case of any other
Rating Agency,  shall mean such equivalent  ratings.  References herein to the highest long-term rating category of a Rating  Agency  shall mean "AAA" in the case of  Standard & Poor's and "Aaa" in the case of  Moody's;  and in the case of any other Rating Agency, shall mean such equivalent rating.

         Record Date:  With respect to any Payment  Date,  the close of business on the last Business Day preceding such Payment Date, and in the case of the first Payment Date, the Closing Date.

         Recovery  Amount:  Amounts  collected  on a Mortgage  Loan after the  Mortgage  Loan  becomes a Liquidated
Mortgage  Loan,  net of any  Servicing  Fee,  Recovery Fee and any  reimbursement  for advances and expenses of the
Servicer.

         Recovery  Fee:  A  customary  fee  calculated  based  on  additional  recovery  amounts  charged  for  the collection of such additional  recovery  amounts on any Mortgage Loan after the date that such Mortgage Loan became a Liquidated Mortgage Loan.

         Regular Interest:  Any of the REMIC I Regular  Interests,  REMIC II Regular Interests or REMIC III Regular
Interests.

         Regulation   AB:   Subpart   229.1100   -   Asset   Backed   Securities   (Regulation   AB),   17   C.F.R.
§§229.1100-229.1123,  as  such  may  be  amended  from  time  to  time,  and  subject  to  such  clarification  and interpretation  as  have  been  provided  by the  Commission  in the  adopting  release  (Asset-Backed  Securities,
Securities  Act  Release  No.  33-8518,  70 Fed.  Reg.  1,506,  1,531  (January  7,  2005))  or by the staff of the
Commission, or as may be provided by the Commission or its staff from time to time.

         Related Documents:  With respect to each Mortgage Loan, the documents contained in the Mortgage File.

         Relief Act  Shortfalls:  With respect to any Payment  Date,  for any  Mortgage  Loan as to which there has been a reduction in the amount of interest  collectible  thereon for the related  Collection  Period as a result of the  application  of the  Servicemembers  Civil  Relief Act,  as  amended,  or any  similar  state  legislation  or regulations,  the shortfall,  if any, equal to (i) one month's  interest on the Principal  Balance of such Mortgage
Loan at the applicable Loan Rate,  over (ii) the interest  collectible on such Mortgage Loan during such Collection
Period.

         REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

         REMIC  Administrator:  The Bank of New York Trust Company,  N.A.; provided that if the REMIC Administrator is  found  by a court  of  competent  jurisdiction  to no  longer  be able to  fulfill  its  obligations  as  REMIC
Administrator  under this Agreement the Servicer or Indenture  Trustee acting as Servicer shall appoint a successor
REMIC Administrator, subject to assumption of the REMIC Administrator obligations under this Agreement.

         REMIC I:  The  segregated  pool of assets in the Trust Estate with respect to which a REMIC election is to be made.

         REMIC I Available  Distribution  Amount:  For any Payment  Date,  the Interest  Collections  and Principal
Collections for such Payment Date.

         REMIC I Distribution Amount:       For any Payment Date, the REMIC I Available  Distribution  Amount shall be  distributed  by  REMIC I  to  REMIC II  on  account  of the  REMIC I  Regular  Interests  and to the  Class R-I
Certificateholders, in the following order of priority:

         (a)      To the extent of the REMIC I Available Distribution Amount for Loan Group I:

                  (i)      first, to the REMIC I Regular Interests Y-1 and Z-1, concurrently, the Uncertificated
                  Accrued Interest for such Classes remaining unpaid from previous Payment Dates, pro rata according to their respective shares of such unpaid amounts;

                  (ii)     second, to the REMIC I Regular Interests Y-1 and Z-1, concurrently, the Uncertificated
                  Accrued Interest for such Classes for the current Payment Date, pro rata according to their respective Uncertificated Accrued Interest;

                  (iii)    third, to the REMIC I Regular Interests Y-1 and Z-1, the REMIC I Y-1 Principal
                  Distribution Amount and the REMIC I Z-1 Principal Distribution Amount, respectively.

         (b)      To the extent of the REMIC I Available Distribution Amount for Loan Group II:

                  (i)      first, to the REMIC I Regular Interests Y-2 and Z-2, concurrently, the Uncertificated
                  Accrued Interest for such Classes remaining unpaid from previous Payment Dates, pro rata according to their respective shares of such unpaid amounts;

                  (ii)     second, to the REMIC I Regular Interests Y-2 and Z-2, concurrently, the Uncertificated
                  Accrued Interest for such Classes for the current Payment Date, pro rata according to their respective Uncertificated Accrued Interest; and

                  (iii)    third, to the REMIC I Regular Interests Y-2 and Z-2, the REMIC I Y-2 Principal
                  Distribution Amount and the REMIC I Z-2 Principal Distribution Amount, respectively.

         (c)      To the extent of the REMIC I Available Distribution Amounts for Loan Group I and Loan Group II
         for such Payment Date remaining after payment of the amounts pursuant to paragraphs (a), and (b) of this definition of "REMIC I Distribution Amount":

                  (i)      first, to each Class of REMIC I Regular Interests Y-1 and Z-1, pro rata according to the amount of unreimbursed Liquidation Loss Amounts allocable to principal previously allocated to each such Class, the aggregate amount of any distributions to the Notes or Certificates as reimbursement of Liquidation Loss Amounts on such Payment Date pursuant to Section 3.05 of the
                  Indenture; provided, however, that any amounts distributed pursuant to this paragraph (c)(i) of this definition of "REMIC I Distribution Amount" shall not cause a reduction in the
                  Uncertificated Principal Balances of any of the REMIC I Regular Interests Y-1 and Z-1; and

                  (ii)     second, to the Class R-I Certificates, all remaining amounts.

         REMIC I Interests:  The REMIC I Regular Interests and the Class R-I Certificates.

         REMIC I Liquidation Loss Amounts:  For any Payment Date, Liquidation Loss Amounts on the Mortgage Loans
for the related Collection Period shall be allocated to the REMIC I Regular Interests as follows: (1) the interest portion of Liquidation Loss Amounts on the Group I Loans, if any, shall be allocated between the REMIC I
Regular Interests Y-1 and Z-1 pro rata according to the amount of interest accrued but unpaid thereon, in reduction thereof and (2) the interest portion of Liquidation Loss Amounts on the Group II Loans, if any, shall be allocated between the REMIC I Regular Interests Y-2 and Z-2 pro rata according to the amount of interest accrued but unpaid thereon, in reduction thereof.  Any interest portion of such Liquidation Loss Amounts in excess of the amount allocated pursuant to the preceding sentence shall be treated as a principal portion of
Liquidation Loss Amounts not attributable to any specific Mortgage Loan in such Group and allocated pursuant to the succeeding sentences.  The principal portion of Liquidation Loss Amounts with respect to the Mortgage Loans shall be allocated to the REMIC I Regular Interests as follows: (1) the principal portion of Liquidation Loss
Amounts on the Group I Loans shall be allocated, first, to the REMIC I Regular Interest Y-1 to the extent of the
REMIC I Y-1 Principal Reduction Amount in reduction of the Uncertificated Principal Balance of such Regular
Interest and, second, the remainder, if any, of such principal portion of such Liquidation Loss Amounts shall be allocated to the REMIC I Regular Interest Z-1 in reduction of the Uncertificated Principal Balance thereof and
(2) the principal portion of Liquidation Loss Amounts on the Group II Loans shall be allocated, first, to the
REMIC I Regular Interest Y-2  to the extent of the REMIC I Y-2 Principal Reduction Amount in reduction of the
Uncertificated Principal Balance of such Regular Interest and, second, the remainder, if any, of such principal portion of such Liquidation Loss Amount shall be allocated to the REMIC I Regular Interest Z-2 in reduction of the Uncertificated Principal Balance thereof.  For any Payment Date, reductions in the Uncertificated Principal
Balances of the REMIC I Regular Interests Y-1 and Z-1 pursuant to this definition of REMIC I Liquidation Loss
Amounts shall be determined, and shall be deemed to occur, prior to any reductions of such Uncertificated
Principal Balances by distributions on such Payment Date.

         REMIC I  Regular  Interests:  Each  of  the  following  separate  non-certificated   beneficial  ownership
interests in REMIC I having the properties set forth in the following table and elsewhere herein:

______________________________________________________________________________________________________________________

                                          REMIC I                                                   Latest
         Designation                    Remittance             Initial Uncertificated              Possible
   for each REMIC I Regular                 Rate                      Principal                    Maturity
           Interest                                                     Balance
______________________________________________________________________________________________________________________
                                                                          $88,945.93
             Y-1                        Variable(1)                                           September 25, 2037
______________________________________________________________________________________________________________________

             Y-2                        Variable(2)                      $111,729.72          September 25, 2037
______________________________________________________________________________________________________________________

             Z-1                        Variable(1)                  $177,802,911.08          September 25, 2037
______________________________________________________________________________________________________________________

             Z-2                        Variable(2)                  $223,348,175.11          September 25, 2037
______________________________________________________________________________________________________________________
(1)   REMIC I Regular Interests Y-1 and Z-1 will bear interest at the Group I Net WAC Rate.

(2)  REMIC I Regular Interests Y-2 and Z-2 will bear interest at the Group II Net WAC Rate.

         REMIC  I  Regular  Interest  Y-1:  The  uncertificated  undivided  beneficial  interest  in  REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

         REMIC I  Regular  Interest  Y-2:  The  uncertificated  undivided  beneficial  interest  in  REMIC I  which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

         REMIC  I  Regular  Interest  Z-1:  The  uncertificated  undivided  beneficial  interest  in  REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

         REMIC  I  Regular  Interest  Z-2:  The  uncertificated  undivided  beneficial  interest  in  REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

         REMIC I Remittance Rate:  With respect to any Payment Date and any REMIC I Regular Interest, the per
annum rate described for such REMIC I Regular Interest in the definition of REMIC I Regular Interests.

         REMIC I Y Principal Reduction Amounts:  For any Payment Date the amounts by which the Uncertificated
Principal Balances of REMIC I Regular Interests Y-1 and Y-2, respectively, will be reduced on such Payment Date by the allocation of Liquidation Loss Amounts and the distribution of principal, determined as follows:

         First,  for each of Loan Group I and Loan Group II,  determine the weighted  average of the Net Loan Rates of the Mortgage  Loans in that Loan Group for  distributions  of interest that will be made on the next  succeeding
Payment  Date (the "Group  Interest  Rate" for that Loan  Group).  The REMIC I Y  Principal  Reduction  Amounts for
REMIC I Regular  Interests  Y-1 and Y-2 will be  determined  pursuant to the  "Generic  solution  for the REMIC I Y
Regular  Interests"  set forth below (the "Generic  Solution") by making the  following  identifications  among the
Loan Groups and their related REMIC I Regular Interests:

                  A.       Determine  which Loan Group has the lower Group Interest  Rate.  That Loan Group will be identified  with Loan Group AA and the REMIC I  Regular  Interests  related to that Loan Group will be respectively identified  with the REMIC I  Regular  Interests  YAA and ZAA. The Group  Interest Rate for that Loan Group will be identified  with J%. If the two Loan Groups have the same Group  Interest Rate pick one for this  purpose,  subject to the restriction  that each Loan Group may be picked only once in the course of any such  selections  pursuant to paragraphs A and B of this definition.

                  B.       Determine  which Loan Group has the higher  Group  Interest  Rate.  That Loan Group will be  identified  with  Loan  Group BB  and the  REMIC I  Regular  Interests  related  to  that  Loan  Group  will be respectively  identified  with the REMIC I  Regular  Interests  YBB and ZBB. The Group  Interest Rate for that Loan
Group will be  identified  with K%. If the two Loan  Groups  have the same Group  Interest  Rate the Loan Group not selected pursuant to paragraph A, above, will be selected for purposes of this paragraph B.

         Second,  apply the Generic  Solution  set forth below to  determine  the REMIC I Y-1  Principal  Reduction
Amounts for the Payment Date using the identifications made above.

         Generic  Solution for the REMIC I Y Principal  Reduction  Amounts:  For any Payment  Date,  the amounts by which the  Uncertificated  Principal  Balances of REMIC I  Regular  Interests  YAA and ZAA,  respectively,  will be reduced on such Payment Date by the  allocation  of  Liquidation  Loss Amounts and the  distribution  of principal, determined as follows:

                  J% and K% represent the interest rates on Loan Group AA and Loan Group BB respectively.  J%<K%.

         For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

                  PJB =    the aggregate  outstanding  principal  balance of the Group AA Mortgage  Loans minus the aggregate Note Balance of the related Notes after the allocation of Liquidation  Loss Amounts and  distributions of principal on such Payment Date.

                  PKB =    the aggregate  outstanding  principal  balance of the Group BB Mortgage  Loans minus the aggregate Note Balance of the related Notes after the allocation of Liquidation  Loss Amounts and  distributions of principal on such Payment Date.

                  R =      the Class CB Pass-Through Rate = (J%PJB + K%PKB)/(PJB + PKB)

                 Yj =      the REMIC I Regular Interest YAA  Uncertificated  Principal Balance after  distributions on the prior Payment Date.

                 Yk =      the REMIC I Regular Interest YBB  Uncertificated  Principal Balance after  distributions on the prior Payment Date.

                  ΔYj =       the REMIC I Regular Interest YAA Principal Reduction Amount.

                  ΔYk =       the REMIC I Regular Interest YBB Principal Reduction Amount.

                  Zj =     the REMIC I Regular Interest ZAA  Uncertificated  Principal Balance after  distributions on the prior Payment Date.

                  Zk =     the REMIC I Regular Interest ZBB  Uncertificated  Principal Balance after  distributions on the prior Payment Date.

                  ΔZj =       the REMIC I Regular Interest ZAA Principal Reduction Amount.

                            =          ΔPj - ΔYj

                  ΔZk =       the REMIC I Regular Interest ZBB Principal Reduction Amount.

                            =          ΔPk - ΔYk

                  Pj =     the aggregate  Uncertificated  Principal  Balance of REMIC I  Regular  Interests YAA and
ZAA after  distributions on the prior Payment Date, which is equal to the aggregate  principal balance of the Group
AA Mortgage Loans.

                  Pk =     the aggregate  Uncertificated  Principal  Balance of REMIC I  Regular  Interests YBB and
ZBB after  distributions on the prior Payment Date, which is equal to the aggregate  principal balance of the Group
BB Mortgage Loans.

                  ΔPj =       the aggregate  principal  reduction resulting on such Payment Date on the Group
AA  Mortgage  Loans as a result of  principal  distributions  (exclusive  of any  amounts  distributed  pursuant to clauses  (c)(i) or (c)(ii)  of the  definition  of REMIC I  Distribution  Amount) to be made and  Liquidation  Loss
Amounts to be  allocated  on such  Payment  Date,  if  applicable,  which is equal to the  aggregate of the REMIC I
Regular Interest YAA Principal Reduction Amount and the REMIC I Regular Interest ZAA Principal Reduction Amount.

                  ΔPk=        the aggregate  principal  reduction resulting on such Payment Date on the Group
BB  Mortgage  Loans as a result of  principal  distributions  (exclusive  of any  amounts  distributed  pursuant to clauses  (c)(i) or (c)(ii)  of the  definition  of REMIC I  Distribution  Amount) to be made and  Liquidation  Loss
Amounts to be allocated on such Payment Date,  which is equal to the aggregate of the REMIC I Regular  Interest YBB
Principal Reduction Amount and the REMIC I Regular Interest ZBB Principal Reduction Amount.

                  α =         .0005

                  γ =         (R - J%)/(K% - R). γ is a non-negative  number unless its  denominator is zero, in which event it is undefined.

                  If γ is zero, ΔYk = Yk and ΔYj = (Yj/Pj)ΔPj.

                  If γ is undefined, ΔYj = Yj, ΔYk = (Yk/Pk)ΔPk if denominator

                  In the remaining situations, ΔYk and ΔYj shall be defined as follows:

                      1.   If Yk -  α(Pk  - ΔPk)  => 0, Yj-  α(Pj - ΔPj)  => 0, and γ
     (Pj   -   ΔPj)   <   (Pk   -   ΔPk),    ΔYk = Yk - αγ    (Pj - ΔPj)    and
     ΔYj = Yj - α(Pj - ΔPj).

                      2.   If  Yk - α(Pk - ΔPk)  => 0,  Yj - α(Pj - ΔPj)  => 0, and γ
     (Pj - ΔPj)        =>        (Pk - ΔPk),        ΔYk = Yk - α(Pk - ΔPk)        and
     ΔYj = Yj - (α/γ)(Pk - ΔPk).

                      3.   If   Yk - α(Pk - ΔPk)   <  0,   Yj - α(Pj - ΔPj)   =>   0,   and
     Yj - α(Pj - ΔPj)  =>  Yj - (Yk/γ),   ΔYk = Yk - αγ   (Pj - ΔPj)  and
     ΔYj = Yj - α(Pj - ΔPj).

                      4.   If         Yk - α(Pk - ΔPk) < 0,         Yj - (Yk/γ) => 0,         and
     Yj - α(Pj - ΔPj) <= Yj - (Yk/γ), ΔYk = 0 and ΔYj = Yj - (Yk/γ).

                      5.   If         Yj - α(Pj - ΔPj) < 0,          Yj - (Yk/γ) < 0,         and
     Yk - α(Pk - ΔPk) <= Yk - (γYj), ΔYk = Yk - (γYj) and ΔYj = 0.

                      6.   If   Yj - α(Pj - ΔPj)   <  0,   Yk - α(Pk - ΔPk)   =>   0,   and
     Yk - α(Pk - ΔPk)     =>     Yk - (γYj),     ΔYk = Yk - α(Pk - ΔPk)     and
     ΔYj = Yj - (α/γ)(Pk - ΔPk).

         The purpose of the  foregoing  definitional  provisions  together with the related  provisions  allocating
Liquidation  Loss Amounts and defining the REMIC I Regular  Interest Y-1 and Y-2 and REMIC I  Regular  Interest Z-1
and Z-2 Principal Distribution Amounts is to accomplish the following goals in the following order of priority:

                      1.   Making the ratio of Yk to Yj equal to γ  after  taking  account of the  allocation
     Liquidation  Loss  Amounts and the  distributions  that will be made  through end of the Payment Date to which such  provisions  relate and assuring that the  Principal  Reduction  Amounts for each of the REMIC I  Regular
     Interests is greater than or equal to zero for such Payment Date;

                      2.   Making (i) the REMIC I Regular Interest YAA  Uncertificated  Principal Balance less than or equal to 0.0005 of the sum of the  Uncertificated  Principal  Balances for REMIC I Regular Interest YAA and
     REMIC I Regular  Interest ZAA and (ii) the  REMIC I Regular  Interest YBB  Uncertificated  Principal  Balances
     less  than or  equal to  0.0005  of the sum of the  Uncertificated  Principal  Balances  for  REMIC I  Regular
     Interest YBB and REMIC I  Regular  Interest ZBB in each case after giving effect to allocations of Liquidation
     Loss  Amounts  and  distributions  to be made  through the end of the  Payment  Date to which such  provisions relate; and

                      3.   Making the larger of (a) the  fraction  whose  numerator is Yk and whose  denominator is the sum of Yk and Zk and (b) the  fraction whose  numerator is Yj and whose  denominator is the sum of Yj, and
     Zj as large as possible while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing  portion of the definition of REMIC I Y-1 Principal  Reduction Amount to accomplish  both of goals 1 and 2 above,  the amounts  thereof should be adjusted to so as to accomplish such goals within the requirement  that each REMIC I Y-1 Principal  Reduction  Amount must be less than or equal to the sum of
(a) the  principal  Liquidation Loss Amounts to be allocated on the related Payment Date for the related Loan Group and (b) the  remainder of the REMIC I Available  Distribution  Amount for the related Loan Group or after reduction thereof by the  distributions  to be made on such  Distribution  in  respect of  interest  on the  related  REMIC I
Regular  Interests,  or, if both of such goals cannot be accomplished  within such requirement,  such adjustment as is necessary  shall be made to accomplish  goal 1 within such  requirement.  In the event of any conflict among the provisions of the  definition of the REMIC I Y-1 Principal  Reduction  Amounts,  such conflict shall be resolved on the basis of the goals and their  priorities  set forth above  within the  requirement  set forth in the  preceding sentence.

         REMIC I Y Regular Interests:  REMIC I Regular Interests Y-1 and Y-2.

         REMIC I Y-1 Principal  Distribution  Amount:  For any Payment Date, the excess, if any, of the REMIC I Y-1
Principal  Reduction Amount for such Payment Date over the principal  portion of Liquidation Loss Amounts allocated to REMIC I Regular Interest Y-1 on such Payment Date.

         REMIC I Y-2 Principal  Distribution  Amount:  For any Payment Date, the excess, if any, of the REMIC I Y-2
Principal  Reduction Amount for such Payment Date over the principal  portion of Liquidation Loss Amounts allocated to REMIC I Regular Interest Y-2 on such Payment Date.

         REMIC I Z Principal  Reduction  Amounts:  For any Payment  Date,  the amounts by which the  Uncertificated
Principal  Balances of the REMIC I Z Regular  Interests  will be reduced on such Payment Date by the  allocation of
Liquidation Loss Amounts and the  distribution of principal,  which shall be in each case the excess of (A) the sum of (x) the excess of the REMIC I Available  Distribution  Amount for the related  Group (i.e.  the "related  Group"
for REMIC I Regular  Interest Z-1 is the Group I Loans and the "related Group" for REMIC I Regular  Interest Z-2 is the Group II Loans) over the sum of the amounts  thereof  distributable  (i) in respect of interest on such REMIC I
Z Regular  Interest and the related REMIC I Y Regular  Interest and (ii) to such REMIC I Z Regular Interest and the related REMIC I Y Regular  Interest  pursuant to clause (c)(i) of the definition of "REMIC I  Distribution  Amount"
and (y) the amount of  Liquidation  Loss Amounts  allocable to principal for the related Group over (B) the REMIC I
Y Principal Reduction Amount for the related Group.

         REMIC I Z Regular Interests: REMIC I Regular Interests Z-1 and Z-2.

         REMIC I Z-1 Principal  Distribution  Amount:  For any Payment Date, the excess, if any, of the REMIC I Z-1
Principal  Reduction Amount for such Payment Date over the principal  portion of Liquidation Loss Amounts allocated to REMIC I Regular Interest Z-1 on such Payment Date.

         REMIC I Z-2 Principal  Distribution  Amount:  For any Payment Date, the excess, if any, of the REMIC I Z-2
Principal  Reduction Amount for such Payment Date over the principal  portion of Liquidation Loss Amounts allocated to REMIC I Regular Interest Z-2 on such Payment Date.

         REMIC II: The  segregated  pool of assets  subject  hereto,  constituting  a portion of the primary  trust created  hereby and to be  administered  hereunder,  with respect to which a separate REMIC election is to be made, consisting of the REMIC I Regular Interests.

         REMIC II  Available  Distribution  Amount:  For any Payment  Date,  the amounts  deemed  distributed  with respect to the REMIC I Regular Interests pursuant to Section 5.01(e) of the Trust Agreement.

         REMIC II Distribution  Amount: For any Payment Date, the REMIC II Available  Distribution  Amount shall be distributed  by  REMIC II to  REMIC  III on  account  of the  REMIC II  Regular  Interests  and to the  Class  R-II
Certificateholders, as follows:

         (a)  From the portion  thereof  attributable  to the Group I Loans, to REMIC III as the holder of REMIC II
         Regular  Interest LT1,  REMIC II Regular  Interest LT2,  REMIC II Regular  Interest LT3,  REMIC II Regular
         Interest LT4 and REMIC II Regular Interest LTY-1,

                  (I) pro rata, in an amount equal to (A) their  Uncertificated  Accrued  Interest for such Payment
                      Date, plus (B) any amounts in respect thereof  remaining  unpaid from previous Payment Dates;
                      and

                  (II)in an amount equal to the  remainder  of such portion of the REMIC II Available  Distribution
                      Amount after the distributions made pursuant to clause (I) above, allocated as follows:

                           (A)      in respect  of the REMIC II Regular  Interest  LT2,  REMIC II Regular  Interest
                           LT3,  REMIC  II  Regular  Interest  LT4 and  REMIC  II  Regular  Interest  LTY-1,  their respective Principal Distribution Amounts;

                           (B)      in  respect  of the  REMIC II  Regular  Interest  LT1 any  remainder  until the
                           Uncertificated Principal Balance thereof is reduced to zero; and

                           (C)      any  remainder  in  respect  of the REMIC II  Regular  Interest  LT2,  REMIC II
                           Regular  Interest  LT3,  REMIC II Regular  Interest  LT4 and REMIC II  Regular  Interest
                           LTY-1,  pro rata  according to their  respective  Uncertificated  Principal  Balances as reduced by the distributions  deemed made pursuant to (A) above,  until their respective
                           Uncertificated Principal Balances are reduced to zero.

         (b)  From the portion  thereof  attributable to the Group II Loans, to REMIC III as the holder of REMIC II
         Regular  Interest LT5,  REMIC II Regular  Interest LT6,  REMIC II Regular  Interest LT7,  REMIC II Regular
         Interest LT8 and REMIC II Regular Interest LTY-2,

              (I)     pro rata, in an amount equal to (A) their  Uncertificated  Accrued  Interest for such Payment
              Date, plus (B) any amounts in respect thereof remaining unpaid from previous Payment Dates; and

              (II)    in an amount  equal to the  remainder  of such  portion the REMIC II  Available  Distribution
              Amount after the distributions made pursuant to clause (I) above, allocated as follows:

                           (A)      in respect  of the REMIC II Regular  Interest  LT6,  REMIC II Regular  Interest
                           LT7,  REMIC  II  Regular  Interest  LT8 and  REMIC  II  Regular  Interest  LTY-2,  their respective Principal Distribution Amounts;

                           (B)      in  respect  of the  REMIC II  Regular  Interest  LT5 any  remainder  until the
                           Uncertificated Principal Balance thereof is reduced to zero; and

                           (C)      any  remainder  in  respect  of the REMIC II Regular  Interest  LT6,  REMIC III
                           Regular  Interest  LT7,  REMIC II Regular  Interest  LT8 and REMIC II  Regular  Interest
                           LTY-2,  pro rata  according to their  respective  Uncertificated  Principal  Balances as reduced by the distributions  deemed made pursuant to (A) above,  until their respective
                           Uncertificated Principal Balances are reduced to zero.

         (c)  To the extent of the REMIC II Available  Distribution  Amount for such Payment Date  remaining  after payment of the amounts  pursuant to paragraphs  (a), and (b) of this  definition of "REMIC II Distribution
         Amount",

              (I)  first,  to each of the  REMIC  II  Regular  Interests,  pro  rata  according  to the  amount  of unreimbursed  Liquidation  Loss  Amounts  allocable to  principal  previously  allocated to each such
              Class,  the aggregate  amount of any  distributions  to the Notes or Certificates as reimbursement of
              Liquidation  Loss Amounts on such Payment Date pursuant to Section 3.05 of the  Indenture;  provided, however,  that any  amounts  distributed  pursuant to this  paragraph  (c)(I) of this  definition  of
              "REMIC II Distribution  Amount" shall not cause a reduction in the Uncertificated  Principal Balances of any REMIC II Regular Interest; and

              (II) second, to the Class R-II Certificates, all remaining amounts.

         REMIC II Interests:  The Class R-II Certificates and the REMIC II Regular Interests.

         REMIC II  Liquidation  Loss Amounts:  For any Payment Date,  Liquidation Loss Amounts on the Group I Loans
for the related  Collection  Period shall be allocated,  as follows:  (i) the interest  portion of Liquidation Loss
Amounts,  if any, shall be allocated pro rata to accrued interest on the REMIC II  Regular  Interests LT1, LT2, LT4 and LTY-1 to the extent of such accrued  interest,  and (ii) any remaining  interest  portions of Liquidation  Loss
Amounts  and any  principal  portions  of  Liquidation  Loss  Amounts  shall be treated as  principal  portions  of
Liquidation  Loss Amounts and allocated (i) first to the REMIC II  Regular  Interest  LTY-1 in the amount that such
Liquidation  Loss Amounts were allocated to the REMIC I Regular  Interest Y-1, (ii) second to the REMIC II  Regular
Interest  LT2,  REMIC II  Regular  Interest  LT3 and REMIC II  Regular  Interest  LT4, pro rata  according to their respective  Principal  Reduction  Amounts,  provided that such allocation to each of the REMIC II  Regular Interest
LT2,  REMIC II Regular  Interest LT3 and REMIC II Regular Interest LT4 shall not exceed their respective  Principal
Reduction Amounts for such Payment Date, and (iii) third the remainder to the REMIC II Regular Interest LT1.

         For any Payment Date,  Liquidation  Loss Amounts on the Group II Loans for the related  Collection  Period shall be allocated,  as follows:  (i) the interest portion of Liquidation Loss Amounts,  if any, shall be allocated pro rata to accrued  interest on the  REMIC II  Regular  Interests  LT5,  LT6,  LT8 and LTY-2 to the extent of such accrued interest,  and (ii) any remaining  interest portions of Liquidation Loss Amounts and any principal portions of Liquidation  Loss Amounts shall be treated as principal  portions of Liquidation  Loss Amounts and allocated (i)
first to the REMIC II Regular  Interest  LTY-2 in the amount that such  Liquidation  Loss Amounts were allocated to the REMIC I Regular  Interest Y-2, (ii) second to the REMIC II  Regular Interest LT6, REMIC II Regular Interest LT7
and REMIC II Regular Interest LT8, pro rata according to their respective  Principal  Reduction  Amounts,  provided that such  allocation  to each of the REMIC II Regular  Interest  LT6,  REMIC II Regular  Interest LT7 and REMIC II
Regular  Interest LT8 shall not exceed their  respective  Principal  Reduction  Amounts for such Payment Date,  and
(iii) third the remainder to the REMIC II Regular Interest LT5.

         REMIC II  Principal  Reduction  Amounts:  For any Payment  Date,  the amounts by which the  Uncertificated
Principal  Balances of the REMIC II  Regular  Interests  LT1, LT2,  LT3, LT4, LT5, LT6, LT7, LT8,  LTY-1 and LTY-2,
respectively,  will be  reduced  on such  Payment  Date by the  allocation  of  Liquidation  Loss  Amounts  and the distribution of principal, determined as follows:

         For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

         Y1 =     the  aggregate  principal  balance  of  the  REMIC II  Regular  Interests  LT1  and  LTY-1  after distributions on the prior Payment Date

         Y2 =     the  principal  balance of the REMIC II  Regular  Interest LT2 after  distributions  on the prior
Payment Date.

         Y3 =     the  principal  balance of the REMIC II  Regular  Interest LT3 after  distributions  on the prior
Payment Date.

         Y4 =     the  principal  balance of the REMIC II  Regular  Interest LT4 after  distributions  on the prior
Payment Date (note:  Y3 = Y4).

         ΔY1 =    the aggregate of the REMIC II Regular Interest LT1 and LTY-1 Principal  Reduction  Amounts.  Such
amount  shall be  allocated  first to REMIC II Regular  Interest  LTY-1 up to the REMIC I Y-1  Principal  Reduction
Amount and thereafter the remainder shall be allocated to REMIC II Regular Interest LTY-1.

         ΔY2 =    the REMIC II Regular Interest LT2 Principal Reduction Amount.

         ΔY3 =    the REMIC II Regular Interest LT3 Principal Reduction Amount.

         ΔY4 =    the REMIC II Regular Interest LT4 Principal Reduction Amount.

         P0 =     the aggregate  principal  balance of the REMIC II Regular  Interests LT1, LT2, LT3, LT4 and LTY-1
after distributions and the allocation of Liquidation Loss Amounts on the prior Payment Date.

         P1 =     the aggregate  principal  balance of the REMIC II Regular  Interests LT1, LT2, LT3, LT4 and LTY-1
after distributions and the allocation of Liquidation Loss Amounts to be made on such Payment Date.

         ΔP =     P0 - P1 = the  aggregate  of the  REMIC II  Regular  Interests  LT1,  LT2,  LT3,  LT4  and  LTY-1
Principal Reduction Amounts.

               =   the  aggregate  of the  principal  portions of  Liquidation  Loss  Amounts to be  allocated  and
Principal  Collections to be distributed  with respect to the Class I-A Notes and the Class M Notes on such Payment
Date  (including  distributions  of accrued and unpaid  interest  on the Class SB  Certificates  for prior  Payment
Dates).

         R0 =      the Group I Net WAC Rate (stated as a monthly rate) after giving  effect to amounts  distributed and Liquidation Loss Amounts allocated on the prior Payment Date.

         R1 =      the Group I Net WAC Rate  (stated  as a monthly  rate)  after  giving  effect to  amounts  to be distributed and Liquidation Loss Amounts to be allocated on such Payment Date.

         α =      (Y2 + Y3)/P0.  The  initial  value of α on the  Closing  Date for use on the first  Payment  Date shall be 0.0001.

         γ0 =      the lesser of (A) the sum of (1) the sum,  for all  Classes of Class I-A Notes,  of the  product for each Class of (i) the monthly  interest rate (as limited by the Group I Net WAC Rate, if  applicable)  for such
Class  applicable  for  distributions  to be made on such Payment Date and (ii) the aggregate Note Balance for such
Class after  distributions  and the allocation of Liquidation  Loss Amounts on the prior Payment Date, (2) the sum, for all Classes of Class M Notes,  of the product  for each Class of (i) the monthly  interest  rate (as limited by the Class M Net WAC Cap Rate,  if  applicable)  for such  Class  applicable  for  distributions  to be made on such
Payment Date and (ii) the aggregate  Note Balance for such Class  multiplied by a fraction  whose  numerator is the principal  balance of the REMIC I Regular Interest Y-1 and whose  denominator is the sum of the principal  balances of the REMIC I Regular  Interests Y-1 and Y-2 after  distributions  and the allocation of Liquidation  Loss Amounts on the prior Payment Date and (3) the amount,  if any, by which the sum of the amounts in clauses  (A)(1),  (2) and
(3) of the definition of (GAMMA)0 exceeds S0 * Q0 and (B) R0*P0.

         γ1  =    the lesser of (A) the sum of (1) the sum,  for all  Classes of Class I-A Notes of the product for each Class of (i) the monthly  interest rate (as limited by the related Group I Net WAC Rate,  if  applicable)  for such Class  applicable  for  distributions  to be made on the next  succeeding  Payment Date and (ii) the aggregate
Note Balance for such Class after  distributions  and the allocation of Liquidation Loss Amounts to be made on such
Payment  Date,  (2) the sum,  for all  Classes of Class M Notes,  of the  product for each Class of (i) the monthly interest  rate (as  limited  by the  Class M Net WAC Cap  Rate,  if  applicable)  for  such  Class  applicable  for distributions  to be made on the next  succeeding  Payment Date and (ii) the aggregate  Note Balance for such Class multiplied by a fraction  whose  numerator is the principal  balance of the REMIC I Regular  Interest Y-1 and whose denominator is the sum of the principal  balances of the REMIC I Regular Interests Y-1 and Y-2 after  distributions and the  allocation  of  Liquidation  Loss Amounts to be made on such  Payment Date and (3) the amount,  if any, by which the sum of the amounts in clauses (A)(1),  (2) and (3) of the definition of (GAMMA)1  exceeds S1 * Q1 and (B)
R1*P1.

         Then, based on the foregoing definitions:

         ΔY1 =    ΔP - ΔY2 - ΔY3 - ΔY4;

         ΔY2 =    (α/2){( γ0R1 - γ1R0)/R0R1};

         ΔY3 =    αΔP - ΔY2; and

         ΔY4 =    ΔY3.

         if both ΔY2 and ΔY3, as so determined, are non-negative numbers.  Otherwise:

         (1)      If ΔY2, as so determined, is negative, then

         ΔY2 = 0;

         ΔY3 = α{γ1R0P0 - γ0R1P1}/{γ1R0};

         ΔY4 = ΔY3; and

         ΔY1 = ΔP - ΔY2 - ΔY3 - ΔY4.

         (2)      If ΔY3, as so determined, is negative, then

         ΔY3 = 0;

         ΔY2 = α{γ0R1P1 - γ1R0P0}/{2R1R0P1 -  γ1R0};

         ΔY4 = ΔY3; and

         ΔY1 = ΔP - ΔY2 - ΔY3 - ΔY4.

         For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

         Y5 =     the  aggregate  principal  balance  of  the  REMIC II  Regular  Interests  LT5  and  LTY-2  after distributions on the prior Payment Date.

         Y6 =     the  principal  balance of the REMIC II  Regular  Interest LT6 after  distributions  on the prior
Payment Date.

         Y7 =     the  principal  balance of the REMIC II  Regular  Interest LT7 after  distributions  on the prior
Payment Date.

         Y8 =     the  principal  balance of the REMIC II  Regular  Interest LT8 after  distributions  on the prior
Payment Date (note:  Y7 = Y8).

         ΔY5 =    the aggregate of the REMIC II Regular Interest LT5 and LTY-2 Principal  Reduction  Amounts.  Such
amount shall be allocated  first to REMIC II Regular  Interest LTY-2 up to the REMIC II LTY-2  Principal  Reduction
Amount and thereafter the remainder shall be allocated to REMIC II Regular Interest LT5.

         ΔY6 =    the REMIC II Regular Interest LT6 Principal Reduction Amount.

         ΔY7 =    the REMIC II Regular Interest LT7 Principal Reduction Amount.

         ΔY8 =    the REMIC II Regular Interest LT8 Principal Reduction Amount.

         Q0 =     the aggregate  principal  balance of the REMIC II Regular  Interests LT5, LT6, LT7, LT8 and LTY-2
after distributions and the allocation of Liquidation Loss Amounts on the prior Payment Date.

         Q1 =     the aggregate  principal  balance of the REMIC II Regular Interests LT5, LT6, LT7, LT8, LT-Y1 and
LTY-2 after distributions and the allocation of Liquidation Loss Amounts to be made on such Payment Date.

         ΔQ =     Q0 - Q1 = the  aggregate  of the  REMIC II  Regular  Interests  LT5,  LT6,  LT7,  LT8  and  LTY-2
Principal Reduction Amounts.

               =  the  aggregate of the principal  portions of  Liquidation  Loss Amounts to be allocated,  and the
Principal  Funds to be  distributed  with  respect to the Class  II-A-1 Notes and the Class M Notes on such Payment
Date (including  distributions  in respect of accrued and unpaid  interest on the Class SB  Certificates  for prior
Payment Dates).

         S0 =     the Group II Net WAC Rate (stated as a monthly rate) after giving  effect to amounts  distributed and Liquidation Loss Amounts allocated on the prior Payment Date.

         S1 =     the Group II Net WAC Rate  (stated  as a monthly  rate)  after  giving  effect to  amounts  to be distributed and Liquidation Loss Amounts to be allocated on such Payment Date.

         β =      (Y6 + Y7)/Q0.  The  initial  value of β on the  Closing  Date for use on the first  Payment  Date shall be 0.0001.

         Γ0 =     the lesser of (A) the sum of (1) the  product of (i) the  monthly  interest  rate (as  limited by the Group II Net WAC Rate, if  applicable)  for the Class II-A Notes  applicable  for  distributions  to be made on such Payment Date and (ii) the  aggregate  Note Balance for such Class after  distributions  and the  allocation of
Liquidation  Loss Amounts on the prior Payment  Date,  (2) for all Classes of Class M Notes of the product for each
Class of (i) the monthly  interest rate (as limited by the Class M Net WAC Cap Rate, if applicable)  for such Class applicable  for  distributions  to be made on such Payment Date and (ii) the aggregate  Note Balance for such Class multiplied by a fraction  whose  numerator is the principal  balance of the REMIC I Regular  Interest Y-2 and whose denominator is the sum of the principal  balances of the REMIC I Regular Interests Y-1 and Y-2 after  distributions and the allocation of Liquidation  Loss Amounts on the prior Payment Date and (3) the amount,  if any, by which the sum of the amounts in clauses (A)(1), (2) and (3) of the definition of γ0 exceeds R0 * P0 and (B) S0*Q0.

         Γ1  =    the lesser of (A) the sum of (1) the  product of (i) the  monthly  interest  rate (as  limited by the Group II Net WAC Rate, if applicable) for the Class II-A Notes  applicable for  distributions to be made on the next  succeeding  Payment  Date and (ii) the  aggregate  Note  Balance for such Class after  distributions  and the allocation of  Liquidation  Loss Amounts to be made on such Payment  Date,  (2) for all Classes of Class M Notes of the  product  for each Class of (i) the  monthly  interest  rate (as  limited  by the Class M Net WAC Cap Rate,  if applicable) for such Class  applicable for  distributions  to be made on the next succeeding  Payment Date and (ii)
the aggregate  Note Balance for such Class  multiplied by a fraction  whose  numerator is the principal  balance of the  REMIC I Regular  Interest  Y-2 and whose  denominator  is the sum of the  principal  balances  of the  REMIC I
Regular  Interests Y-1 and Y-2 after  distributions  and the allocation of  Liquidation  Loss Amounts to be made on such Payment  Date and (3) the amount,  if any, by which the sum of the amounts in clauses  (A)(1),  (2) and (3) of the definition of γ1 exceeds R1 * P1 and (B) S1*Q1.

         Then, based on the foregoing definitions:

         ΔY5 =    ΔQ - ΔY6 - ΔY7 - ΔY8;

         ΔY6 =    (β/2){(Γ0S1 - Γ1S0)/S0S1};

         ΔY7 =    βΔQ - ΔY6; and

         ΔY8 =    ΔY7.

         if both ΔY6 and ΔY7, as so determined, are non-negative numbers.  Otherwise:

         (1)      If ΔY6, as so determined, is negative, then

         ΔY6 = 0;

         ΔY7 = β{Γ1S0Q0 - Γ0S1Q1}/{Γ1S0};

         ΔY8 = ΔY7; and

         ΔY5 = ΔQ - ΔY6 - ΔY7 - ΔY8.

         (2)      If ΔY7, as so determined, is negative, then

         ΔY7 = 0;

         ΔY6 = β{Γ1S0Q0 - Γ0S1Q1}/{2S1S0Q1 -  Γ1S0};

         ΔY8 = ΔY7; and

         ΔY5 = ΔQ - ΔY6 - ΔY7 - ΔY8.

         REMIC II  Regular  Interests:  Each  of  the  following  separate  non-certificated  beneficial  ownership interests in REMIC II having the properties set forth in the following table and elsewhere herein:

______________________________________________________________________________________________________________________

                                         REMIC II                                                   Latest
         Designation                    Remittance             Initial Uncertificated              Possible
  for each REMIC II Regular                 Rate                      Principal                    Maturity
           Interest                                                     Balance
______________________________________________________________________________________________________________________
                                                                     $177,774,022.26
             LT1                            (1)                                               September 25, 2037
______________________________________________________________________________________________________________________

             LT2                            (1)                            $6,689.56          September 25, 2037
______________________________________________________________________________________________________________________

             LT3                           0.00%                          $11,099.63          September 25, 2037
______________________________________________________________________________________________________________________

             LT4                            (2)                           $11,099.63          September 25, 2037
______________________________________________________________________________________________________________________

            LTY-1                           (1)                           $88,945.93          September 25, 2037
______________________________________________________________________________________________________________________

             LT5                            (3)                      $223,311,470.41          September 25, 2037
______________________________________________________________________________________________________________________

             LT6                            (3)                            $7,987.28          September 25, 2037
______________________________________________________________________________________________________________________

             LT7                           0.00%                          $14,358.71          September 25, 2037
______________________________________________________________________________________________________________________

             LT8                            (4)                           $14,358.71          September 25, 2037
______________________________________________________________________________________________________________________

            LTY-2                           (3)                          $111,729.72          September 25, 2037
______________________________________________________________________________________________________________________
(1)  REMIC II Regular  Interests  LT1, LT2 and LTY-1 will bear interest at a variable rate equal to the Group I Net
     WAC Rate.

(2)  REMIC II Regular Interest LT4 will bear interest at a variable rate equal to twice the Group I Net WAC Rate.

(3)  REMIC II Regular  Interests  LT5,  LT6 and LTY-2 will bear  interest at a variable  rate equal to the Group II
     Net WAC Rate.

(4)  REMIC II Regular Interest LT8 will bear interest at a variable rate equal to twice the Group II Net WAC Rate.

         REMIC II Remittance  Rate:  With respect to any Payment Date and any REMIC II  Regular  Interest,  the per
annum rate described for such REMIC II Regular Interest in the definition of REMIC II Regular Interests.

         REMIC III:  The  segregated  pool of assets  subject  hereto,  constituting a portion of the primary trust created  hereby and to be  administered  hereunder,  with respect to which a separate REMIC election is to be made, consisting of the REMIC II Regular Interests.

         REMIC III  Available  Distribution  Amount:  For any Payment Date,  the amounts  deemed  distributed  with respect to the REMIC II Regular Interests pursuant to Section 5.01(e) of the Trust Agreement.

         REMIC III Distribution  Amount:  For any Distribution  Date, the REMIC III Available  Distribution  Amount
shall be deemed  distributed by REMIC III to the Holders of the Notes and the Certificates  (other than the Class R
Certificates)  on  account  of the REMIC III  Regular  Interests,  and to the Class  R-III  Certificateholders,  as
follows:  to each REMIC III Regular  Interest,  the amount  distributed in respect of interest and principal on the
Class or  Classes  of Notes or  Certificates  bearing  the same  designation  with  such  amounts  having  the same character  as interest or  principal  with  respect to the REMIC III Regular  Interest as they have with respect to such  Notes or  Certificates.  Any  remaining  amount of the  REMIC  III  Available  Distribution  Amount  shall be distributed to the Class R-III Certificateholders.

         REMIC III  Liquidation  Loss  Amounts:  On any  Payment  Date,  Liquidation  Loss  Amounts for the related
Collection  Period shall be allocated  first to REMIC III  Regular  Interest  SB-IO in reduction of the accrued and unpaid  interest  thereon  until such  accrued  and unpaid  interest  shall  have been  reduced to zero,  second to
REMIC III  Regular  Interest  SB-PO  in  reduction  of the  Uncertificated Principal  Balance  thereof  until  such
Uncertificated Principal  Balance  shall have been  reduced to zero and third to the Notes to the same  extent,  if any,  that (i)  amounts  interest  accrued  on such  Notes  since  the  prior  Payment  Date  remain  unpaid  after distributions  on such Payment Date and (ii) the aggregate of the  Class Principal  Balances of the Notes following distributions  on such Payment Date exceed the aggregate  principal  balance of the Loans by more than such excess, if any, after distributions on the immediately prior Payment Date.

         REMIC III  Regular  Interest  SB-IO: A regular  interest in REMIC III with no entitlement to principal and entitled to (i) interest at the Certificate Rate on its Notional Amount and (ii) payments of prepayment charges.

         REMIC III  Regular  Interest  SB-PO:  A regular  interest in REMIC III with no entitlement to interest and entitled  to  principal  in an amount  equal to the  Initial  Certificate  Balance and any amounts in the nature of prepayment  charges  received in connection with Loans,  provided that any payment of prepayment  charges shall not be deemed to reduce the Uncertificated Principal Balance of REMIC III Regular Interest SB-PO.

         REMIC III Regular Interests: Each Class of the Notes and REMIC III Regular Interests SB-IO and SB-PO.

         REMIC III  Remittance  Rate:  With  respect to each  Class of  Notes,  the Note Rate for such Class.  With respect to REMIC III  Regular  Interest SB-PO, 0% per annum.  With respect to REMIC III  Regular Interest SB-IO the
Certificate Rate therefor.

         REMIC  Provisions:  Provisions of the federal income tax law relating to real estate  mortgage  investment conduits,  which  appear at  Sections  860A  through  860G of  Subchapter  M of Chapter 1 of the Code,  and related provisions,  and temporary and final  regulations (or, to the extent not inconsistent  with such temporary or final regulations,  proposed regulations) and published rulings,  notices and announcements  promulgated  thereunder,  as the foregoing may be in effect from time to time.

         Remittance Rate: The REMIC I  Remittance Rate,  REMIC II  Remittance Rate or REMIC III Remittance Rate, as
applicable.

         Repurchase  Event:  With  respect to any Mortgage  Loan,  either (i) a discovery  that,  as of the Closing
Date, the related Mortgage was not a valid lien on the related  Mortgaged  Property subject only to (A) the lien of any prior  mortgage  indicated on the Mortgage Loan Schedule,  (B) the lien of real property taxes and  assessments not yet due and payable,  (C) covenants,  conditions, and restrictions,  rights of way, easements and other matters of public record as of the date of recording of such Mortgage and such other  permissible  title  exceptions as are customarily  accepted for similar loans and (D) other matters to which like  properties  are commonly  subject that do not materially  adversely affect the value, use,  enjoyment or marketability of the related  Mortgaged  Property or (ii) with  respect to any  Mortgage  Loan as to which the  Seller  delivers  an  affidavit  certifying  that the original  Mortgage Note has been lost or destroyed,  a subsequent  default on such Mortgage Loan if the enforcement thereof or of the related  Mortgage is materially and adversely  affected by the absence of such original  Mortgage
Note.

         Repurchase  Price:  With respect to any Mortgage Loan required to be  repurchased  on any date pursuant to the Purchase  Agreement or purchased by the Servicer  pursuant to the Servicing  Agreement,  an amount equal to the sum of (i) 100% of the Principal  Balance  thereof  (without  reduction for any amounts  charged off),  (ii) unpaid accrued  interest at the Loan Rate (or with  respect to the last day of the month in the month of  repurchase,  the
Loan  Rate  will be the Loan  Rate in  effect  as of the  second  to last  day in such  month)  on the  outstanding
Principal  Balance thereof from the Due Date to which interest was last paid by the related  Mortgagor to the first day of the month  following  the month of purchase and (iii) in  connection  with any Mortgage  Loan required to be repurchased  pursuant to  Sections  2.1 or 3.1 of the  Purchase  Agreement,  any costs and damages  incurred by the
Trust  with  respect  to such  Mortgage  Loan in  connection  with a breach of Section  3.1(b)(x)  of the  Purchase
Agreement.

         Required  Insurance  Policy:  With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under the Servicing Agreement or the related  Subservicing  Agreement in respect of such Mortgage Loan.

         Responsible  Officer:  With respect to the Indenture  Trustee,  any officer of the Indenture  Trustee with direct  responsibility  for the  administration of the Indenture and also, with respect to a particular matter, any other  officer to whom such matter is referred  because of such  officer's  knowledge of and  familiarity  with the particular subject.

         Rolling Six-Month  Annualized  Liquidation Loss Amounts:  With respect to any Determination Date occurring after the fifth Determination  Date, the product (expressed as a percentage) of (i) the aggregate  Liquidation Loss
Amounts as of the end of each of the six  Collection  Periods  (reduced by the  aggregate  Subsequent  Net Recovery
Amounts for such Collection  Periods)  immediately  preceding such  Determination  Date divided by the Initial Pool
Balance and (ii) two (2).

         Rolling  Three-Month  Delinquency  Percentage:  With respect to any Payment  Date and the Mortgage  Loans, the  arithmetic  average of the  Delinquency  Percentages  determined for such Payment Date and for each of the two preceding Payment Dates.

         SB-IO  Marker Rate:  With respect to the Class SB  Certificates  or the REMIC III Regular  Interest  SB-IO
and any Payment  Date, in relation to the REMIC II  Regular  Interests  LT1,  LT2, LT3, LT4 and LTY-1,  a per annum rate equal to two (2) times the weighted  average of the REMIC II  Remittance  Rates for REMIC II  Regular Interest
LT2 and REMIC II  Regular  Interest LT3 and, in relation to the REMIC II  Regular  Interests LT5, LT6, LT7, LT8 and
LTY-2, a per annum rate equal to two (2) times the weighted  average of the REMIC II  Remittance Rates for REMIC II
Regular Interest LT6 and REMIC II Regular Interest LT7.

         Secretary of State:  The Secretary of State of the State of Delaware.

         Securities  Act:  The  Securities  Act of 1933,  as  amended,  and the rules and  regulations  promulgated thereunder.

         Securitization  Transaction:  Any  transaction  involving  a sale or  other  transfer  of  mortgage  loans directly or  indirectly  to an issuing  entity in  connection  with an issuance  of publicly  offered or  privately placed, rated or unrated mortgage-backed securities.

         Securities Balance:  The Note Balance or Certificate Balance, as the context may require.

         Security:  Any Certificate or a Note, as the context may require.

         Securityholder:  Any Noteholder or Certificateholder.

         Seller:  Walnut Grove  Mortgage Loan Trust 2003-A,  a Delaware  statutory  trust,  and its  successors and assigns.

         Senior Enhancement  Percentage:  For any Payment Date, the percentage  obtained by dividing (i) the sum of
(a) the  aggregate  Note  Balances  of the  Class M Notes  immediately  prior  to  such  Payment  Date  and (b) the
Overcollateralization  Amount,  in each case prior to the  distribution  of the Principal  Collection  Distribution
Amount on such Payment Date, by (ii) the Pool Balance as of the last day of the related Collection Period.

         Servicer:  GMAC Mortgage, LLC, a Delaware limited liability company, and its successors and assigns.

         Servicer  Advances:  Any advances the  Servicer  may make with respect to the Mortgage  Loans,  whether or not required, in respect of principal, interest, taxes, insurance or otherwise.

         Servicing  Agreement:  The  servicing  agreement  dated as of the  Closing  Date among the  Servicer,  the
Issuer and the Indenture Trustee.

         Servicing  Certificate:  A  certificate  completed  and  executed by a Servicing  Officer on behalf of the
Servicer in accordance with Section 4.01 of the Servicing Agreement.

         Servicing  Criteria:  The "servicing  criteria" set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

         Servicing Default:  Any one of the following events:

         (i)      any failure by the Servicer to deposit in the  Custodial  Account,  the Note  Payment  Account or
the  Distribution  Account  any  deposit  required  to be made  under the  terms of the  Servicing  Agreement  that continues  unremedied  for a period of five Business Days after the date upon which written  notice of such failure shall have been given to the Servicer by the Issuer or the Indenture Trustee;

         (ii)     any failure on the part of the Servicer  duly to observe or perform in any  material  respect any other  covenants or agreements of the Servicer set forth in the  Securities  or in the Servicing  Agreement,  which failure,  in each case,  materially and adversely affects the interests of the  Securityholders,  and which failure continues  unremedied  for a period of 45 days after the date on which written  notice of such  failure,  requiring the same to be  remedied,  and stating  that such notice is a "Notice of Default"  under the  Servicing  Agreement, shall have been given to the Servicer by the Issuer or the Indenture Trustee;

         (iii)    the  entry  against  the  Servicer  of a decree  or order by a court  or  agency  or  supervisory authority having  jurisdiction  under Title 11 of the United States Code or any other  applicable  federal or state
bankruptcy,   insolvency  or  other  similar  law,  or  if  a  receiver,  assignee  or  trustee  in  bankruptcy  or reorganization,  liquidator,  sequestrator or similar official shall have been appointed for or taken possession of the Servicer or its property,  and the  continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days;

         (iv)     the Servicer shall  voluntarily  submit to  Proceedings  under Title 11 of the United States Code or any other applicable  federal or state  bankruptcy,  insolvency or other similar law relating to the Servicer or of or relating to all or  substantially  all of its property;  or the Servicer shall admit in writing its inability to pay its debts  generally as they become due, file a petition to take advantage of any  applicable  insolvency or reorganization  statute,  make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

         (v)      the Servicer's  Tangible Net Worth at any time is less than  $100,000,000  and GMAC fails to own, directly or indirectly, at least 51% of the common stock of the Servicer; or

         (vi)     the Rolling  Six-Month  Annualized  Liquidation  Loss Amount with respect to the  Mortgage  Loans exceeds 1.50%.

         Servicing  Fee:  With  respect to any  Mortgage  Loan and any  Collection  Period,  the product of (i) the
Servicing  Fee Rate  divided by 12 and (ii) the related  Principal  Balance as of the first day of such  Collection
Period.

         Servicing Fee Rate:  0.50% per annum.

         Servicing  Officer:  Any officer of the Servicer involved in, or responsible for, the  administration  and servicing  of the  Mortgage  Loans  whose  name and  specimen  signature  appear  on a list of  servicing  officers furnished to the Indenture Trustee by the Servicer, as such list may be amended from time to time.

         Standard & Poor's:  Standard & Poor's Ratings Services, a division of The McGraw-Hill  Companies,  Inc. or its successor in interest.

         Stated  Value:  With respect to any Mortgage  Loan,  the stated  value of the related  Mortgaged  Property determined in accordance with the Program Guide and given by the related Mortgagor in his or her application.

         Statutory  Trust  Statute:  Chapter 38 of Title 12 of the Delaware  Code,  12 Del. Code §§3801 et seq., as
the same may be amended from time to time.

         Stepdown  Date:  The earlier to occur of (i) the Payment Date  immediately  succeeding the Payment Date on which the  aggregate  Note  Balances  of the Class A Notes have been  reduced to zero or (ii) the later to occur of
(i) the  Payment  Date in  November  2010 and (ii) the  Payment  Date on which the  Senior  Enhancement  Percentage
(calculated  for this purpose only after taking into account  Principal  Collections  on the Mortgage  Loans due on
the related Due Date or received  during the related  prepayment  period but prior to distribution of the Principal
Collection  Distribution  Amount in  respect of the Notes then  entitled  to  distributions  of  principal  on such
Payment Date) is greater than or equal to approximately 54.60%.

         Subordinate  Component:  With respect to each Loan Group and any Payment  Date,  the positive  excess,  if any, of the  aggregate  Pool Balance in that Loan Group,  over the  aggregate  Note Balance of the related  Class A
Notes, in each case immediately prior to that Payment Date.

         Subordination  Percentage:  With  respect  to the Class A Notes,  45.40%;  with  respect  to the Class M-1
Notes, 61.20%; and with respect to the Class M-2 Notes, 74.70%.

         Subsequent Net Recovery  Amounts:  Recovery  Amounts  collected on a Mortgage Loan after the Mortgage Loan becomes a Liquidated Mortgage Loan, net of any Recovery Fee.

         Subservicer:  Each Person that enters into a Subservicing Agreement as a subservicer of Mortgage Loans.

         Subservicing  Agreement:  The  written  contract  between the  Servicer  and any  Subservicer  relating to servicing and administration of certain Mortgage Loans as provided in Section 3.01(b) of the Servicing Agreement.

         Substitution  Adjustment  Amount:  With respect to any Eligible  Substitute Loan and any Deleted Loan, the
amount,  if any, as  determined  by the Servicer,  by which the  aggregate  principal  balance of all such Eligible
Substitute  Loans as of the date of substitution is less than the aggregate  Principal  Balance of all such Deleted
Loans (after  application of the principal  portion of the Monthly  Payments due in the month of substitution  that are to be distributed to the Securityholders in the month of substitution).

         Tangible  Net  Worth:  Net  Worth,  less the sum of the  following  (without  duplication):  (a) any other assets of GMACM and its  consolidated  subsidiaries  that  would be treated as  intangibles  under GAAP  including, without  limitation,  any write-up of assets (other than  adjustments to market value to the extent  required under
GAAP  with  respect  to  excess  servicing,   residual  interests  in  offerings  of  asset-backed  securities  and
asset-backed  securities  that  are  interest-only   securities),   good-will,   research  and  development  costs,
trade-marks,  trade names,  copyrights,  patents and unamortized  debt discount and expenses and (b) loans or other extensions of credit to officers of GMACM or its consolidated  subsidiaries  other than mortgage loans made to such
Persons in the ordinary course of business.

         Tax Matters  Partner:  GMACM,  as the  Servicer,  for so long as the Servicer  holds all or any portion of the Class R  Certificates;  if any other  Person holds 100% of the  Certificates,  such  Person;  and  otherwise as provided in the Code.

         Tax  Returns:  The federal  income tax return on Internal  Revenue  Service  Form 1066,  U.S.  Real Estate
Mortgage  Investment  Conduit  Income  Tax  Return,  including  Schedule Q thereto,  Quarterly  Notice to  Residual
Interest Holders of REMIC Taxable Income or Net Loss  Allocation,  or any successor forms, to be filed on behalf of each REMIC due to their  classification  as a REMIC  under the REMIC  Provisions,  together  with any and all other information,  reports or returns that may be required to be furnished to the  Certificateholders  or filed with the
Internal Revenue Service or any other  governmental  taxing  authority under any applicable  provisions of federal, state or local tax laws.

         Transfer:  Any direct or indirect  transfer,  sale,  pledge,  hypothecation or other form of assignment of any Ownership Interest in a Certificate.

         Transfer Date:  The Payment Date on which the Servicer,  upon receipt of written notice and direction from the  Issuer,  shall  cause the  retransfer  of  Mortgage  Loans from the Trust  Estate to the  Issuer,  pursuant to
Section 3.15(c) of the Servicing Agreement.

         Transfer  Notice Date:  The fifth  Business Day prior to the  Transfer  Date for which the Servicer  shall give the  Indenture  Trustee  and the Rating  Agencies  a notice of the  proposed  retransfer  of  Mortgage  Loans, pursuant to Section 3.15(c) of the Servicing Agreement.

         Transferee:  Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

         Transferor:  Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

         Treasury  Regulations:  Regulations,  including proposed or temporary  Regulations,  promulgated under the
Code.  References  herein to specific  provisions  of proposed or temporary  regulations  shall  include  analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

         Trigger  Event:  With respect to any Payment Date on or after the Stepdown  Date if either (a) the Rolling
Three-Month  Delinquency  Percentage as determined  on that Payment Date,  exceeds 7.10% of the Senior  Enhancement
Percentage for that Payment Date or (b) the aggregate  amount of Liquidation  Loss Amounts on the mortgage loans as a percentage of the initial  aggregate Pool Balance as of the cut-off date exceeds the applicable  amount set forth below:

         o    November 2009 to October 2010: 3.00%.

         o    November  2010 to October 2011:  3.00% with respect to November  2010,  plus an additional  1/12th of
              1.00% for each month through October 2011.

         o    November  2011 to October 2012:  4.00% with respect to November  2011,  plus an additional  1/12th of
              1.00% for each month through October 2012.

         o    November  2012 to October 2013:  5.00% with respect to November  2012,  plus an additional  1/12th of
              0.25% for each month through October 2013.

         o    November 2013 and thereafter: 5.25%.

         Trust  Agreement:  The trust  agreement  dated as of the Closing  Date,  between the Owner Trustee and the
Depositor.

         Trust Estate:  The meaning specified in the Granting Clause of the Indenture.

         Trust  Indenture  Act or TIA: The Trust  Indenture Act of 1939, as amended from time to time, as in effect on any relevant date.

         UCC:  The  Uniform  Commercial  Code,  as in  effect  from time to time,  as in  effect  in any  specified jurisdiction.

         Unpaid Principal Amount:  As defined in Section 3.05(a) of the Indenture.

         Uncertificated  Accrued  Interest:  With respect to any REMIC I Regular Interest for any Payment Date, one
month's  interest at the related  REMIC I Remittance  Rate for such  Payment  Date,  accrued on the  Uncertificated
Principal  Balance  immediately  prior to such Payment Date. With respect to any REMIC II Regular  Interest for any
Payment Date, one month's  interest at the related REMIC II Remittance  Rate for such Payment Date,  accrued on the
Uncertificated  Principal Balance immediately prior to such Payment Date.  Uncertificated  Accrued Interest for the
REMIC I and REMIC II Regular  Interests  shall accrue on the basis of a 360-day year  consisting  of twelve  30-day months.  For  purposes  of  calculating  the  amount of  Uncertificated  Accrued  Interest  for the REMIC I Regular
Interests for any Payment Date, any Prepayment  Interest  Shortfalls or Relief Act Shortfalls for such Payment Date shall  be  allocated  among  the  REMIC  I  Regular  Interests  pro  rata  based  on,  and to the  extent  of,  the
Uncertificated  Accrued Interest thereon,  as calculated without the application of this sentence.  For purposes of calculating  the amount of  Uncertificated  Accrued  Interest  for the REMIC II Regular  Interests  for any Payment
Date, any Prepayment  Interest  Shortfalls or Relief Act Shortfalls for such Payment Date shall be allocated  among the REMIC II Regular  Interests  pro rata based on, and to the  extent  of,  the  Uncertificated  Accrued  Interest thereon,  as calculated  without the  application of this sentence.  With respect to any Payment Date and REMIC III
Regular  Interest  SB-IO,  one month's  interest at the related  Certificate  Rate on the Notional  Amount  thereof reduced by its pro-rata share of any Prepayment  Interest  Shortfalls or Relief Act Shortfalls,  but not reduced by amounts distributable pursuant to clauses (x) through (xvii) of Section 3.05(a) of the Indenture.

         Uncertificated  Principal  Balance:  With  respect to any Payment  Date and any REMIC I Regular  Interest,
the  initial  Uncertificated  Principal  Balance  thereof  as  reduced  on each  successive  Payment  Date first by
Liquidation Loss Amounts  allocated to the principal  thereof by the definition of REMIC I Liquidation Loss Amounts and second by principal  deemed  distributed in respect thereof on such Payment Date pursuant to Section 5.01(e) of the  Trust  Agreement.  With  respect  to any  Payment  Date  and  any  REMIC  II  Regular  Interest,  the  initial
Uncertificated  Principal  Balance  thereof as reduced on each  successive  Payment Date first by Liquidation  Loss
Amounts  allocated to the principal  thereof by the definition of REMIC II  Liquidation  Loss Amounts and second by principal  deemed  distributed  in respect  thereof on such Payment Date  pursuant to Section  5.01(e) of the Trust
Agreement.  With  respect to any  Payment  Date and REMIC III  Regular  Interest  SB-PO,  the  Initial  Certificate
Balance reduced by the allocation to the principal  thereof on prior Payment Dates of Liquidation Loss Amounts,  to the extent such Liquidation  Loss Amounts are allocated to the principal of the Class SB Certificates,  and amounts deemed distributed with respect to such REMIC III Regular Interest.

         WG Trust 2003:  Walnut Grove Mortgage Loan Trust 2003-A, a Delaware statutory trust.